                                NORTHERN FUNDS


                                  PROSPECTUS
                              November 30, 1998

                              MONEY MARKET FUNDS
                              Money Market Fund
                      U.S. Government Money Market Fund
                   U.S. Government Select Money Market Fund
                         Municipal Money Market Fund
                    California Municipal Money Market Fund

                              FIXED INCOME FUNDS
                             U.S. Government Fund
                   Short-Intermediate U.S. Government Fund
                         Intermediate Tax-Exempt Fund
                   California Intermediate Tax-Exempt Fund
                     Florida Intermediate Tax-Exempt Fund
                              Fixed Income Fund
                               Tax-Exempt Fund
                           Arizona Tax-Exempt Fund
                          California Tax-Exempt Fund
                       International Fixed Income Fund
                          High Yield Municipal Fund
                         High Yield Fixed Income Fund

                                 EQUITY FUNDS
                              Income Equity Fund
                               Stock Index Fund
                              Growth Equity Fund
                              Select Equity Fund
                             Mid Cap Growth Fund
                             Small Cap Index Fund
                                Small Cap Fund
                       International Growth Equity Fund
                       International Select Equity Fund
                               Technology Fund

                                NORTHERN FUNDS

INVESTMENT ADVISERS:
The Northern Trust Company                      50 S. LaSalle Street
Northern Trust Quantitative Advisors, Inc.      Chicago, Illinois  60675
TRANSFER AGENT AND CUSTODIAN:                   1-800-595-9111
The Northern Trust Company

      The shares offered by this Prospectus represent interests in Northern Funds, a no-load management investment company consisting of twenty-seven funds (the "Funds") designed to offer investors a range of investment opportunities.

      Each Fund, other than the Stock Index, Small Cap Index and Small Cap Funds, is advised by The Northern Trust Company ("Northern Trust"). The Stock Index, Small Cap Index and Small Cap Funds are advised by Northern Trust Quantitative Advisors, Inc. ("NTQA" and, together with Northern Trust, the "Investment Advisers"). Shares are sold and redeemed without any purchase or redemption charge by Northern Funds, although Northern Trust and other institutions may charge their customers for their services in connection with investments.

      Northern Funds consists of the following portfolios:

            MONEY MARKET FUNDS:
               Money Market Fund
               U.S. Government Money Market Fund
               U.S. Government Select Money Market Fund
               Municipal Money Market Fund
               California Municipal Money Market Fund

            FIXED INCOME FUNDS:
               U.S. Government Fund
               Short-Intermediate U.S. Government Fund
               Intermediate Tax-Exempt Fund
               California Intermediate Tax-Exempt Fund
               Florida Intermediate Tax-Exempt Fund
               Fixed Income Fund
               Tax-Exempt Fund
               Arizona Tax-Exempt Fund
               California Tax-Exempt Fund
               International Fixed Income Fund
               High Yield Municipal Fund
               High Yield Fixed Income Fund

            EQUITY FUNDS:
               Income Equity Fund
               Stock Index Fund
               Growth Equity Fund
               Select Equity Fund
               Mid Cap Growth Fund
               Small Cap Index Fund

               Small Cap Fund
               International Growth Equity Fund
               International Select Equity Fund
               Technology Fund

            This Prospectus provides information about the Funds that you should know before investing. It should be read and retained for future reference. Further information is included in a statement of additional information dated November 30, 1998 (the "Additional Statement"), which is incorporated by reference herein. For a free copy, write to Northern Funds' distributor, Sunstone Distribution Services, LLC, at 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202 or call 1-800-595-9111. The Securities and Exchange Commission maintains a World Wide Web Site (http://www.sec.gov) that contains the Additional Statement and other information regarding Northern Funds. The California Municipal Money Market, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds are not available in certain states. Please call 1-800-595-9111 to determine availability in your state.

      SHARES OF NORTHERN FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

      THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND, U.S. GOVERNMENT MONEY MARKET FUND, U.S. GOVERNMENT SELECT MONEY MARKET FUND, MUNICIPAL MONEY MARKET FUND OR CALIFORNIA MUNICIPAL MONEY MARKET FUND (TOGETHER, THE "MONEY MARKET FUNDS") WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

      THE CALIFORNIA MUNICIPAL MONEY MARKET FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER AND, THEREFORE, INVESTMENTS IN THIS FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

      THE HIGH YIELD MUNICIPAL FUND AND HIGH YIELD FIXED INCOME FUND INVEST IN LOWER QUALITY BONDS COMMONLY REFERRED TO AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER QUALITY SECURITIES. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH INVESTMENT IN THESE FUNDS.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              The date of this Prospectus is November 30, 1998.

                              TABLE OF CONTENTS

                                                                           PAGE




HIGHLIGHTS...................................................................1

EXPENSE SUMMARY..............................................................8

FINANCIAL HIGHLIGHTS........................................................13

INVESTMENT INFORMATION......................................................24

     Money Market Funds.....................................................24
      Money Market Fund.....................................................24
      U.S. Government Money Market Fund.....................................24
      U.S. Government Select Money Market Fund..............................25
      Municipal Money Market Fund...........................................25
      California Municipal Money Market Fund................................26
      Other Information.....................................................26

     Fixed Income Funds.....................................................27
      U.S. Government Fund, Short-Intermediate U.S. Government Fund and
      Fixed Income Fund.....................................................27
      Intermediate Tax-Exempt Fund, California Intermediate Tax-Exempt
      Fund, Florida Intermediate Tax-Exempt Fund, Tax-Exempt Fund,
      Arizona Tax-Exempt Fund and California Tax-Exempt Fund................28
      International Fixed Income Fund.......................................29
      High Yield Municipal Fund.............................................30
      High Yield Fixed Income Fund..........................................31

     Equity Funds...........................................................32
      Income Equity Fund....................................................32
      Stock Index Fund......................................................33
      Growth Equity Fund....................................................34
      Select Equity Fund....................................................34
      Mid Cap Growth Fund...................................................34
      Small Cap Index Fund..................................................35
      Small Cap Fund........................................................36
      International Growth Equity Fund......................................37
      International Select Equity Fund......................................38
      Technology Fund.......................................................38
      Other Information.....................................................39
     California Funds, Florida Intermediate Tax-Exempt Fund, Arizona
      Tax-Exempt Fund -- Additional Risks and Considerations................39
     Technology Fund -- Additional Risks and Considerations.................40
     High Yield Funds -- Additional Risks and Considerations................41

     International Funds -- Further Information.............................42
     Fundamentals of Fixed Income Investing.................................44

ADDITIONAL INVESTMENT INFORMATION, RISKS AND CONSIDERATIONS.................44
      Description of Securities and Investment Techniques...................44
      Investment Restrictions...............................................62

OPENING AN ACCOUNT AND PURCHASING SHARES....................................64
      Purchasing Shares Directly from the Funds.............................64
      Purchasing Shares Through Northern Trust and Other Institutions.......66
      Additional Purchase Information.......................................67

REDEEMING AND EXCHANGING SHARES.............................................68
      Redeeming and Exchanging Directly from the Funds......................68
      Redeeming and Exchanging Through Northern Trust and Other
      Institutions..........................................................71
      Additional Redemption and Exchange Information........................71

DISTRIBUTIONS AND TAXES.....................................................73
      Distributions.........................................................73
      Taxes.................................................................74
      Tax Table.............................................................79

MANAGEMENT..................................................................79
      Board of Trustees.....................................................79
      Investment Advisers, Transfer Agent and Custodian.....................79
      Year 2000.............................................................83
      Administrator and Distributor.........................................84
      Service Organizations.................................................85
      Expenses..............................................................86

FURTHER INFORMATION.........................................................87
      Determining Share Price...............................................87
      Advertising Performance...............................................87
      Voting Rights.........................................................89
      Shareholder Reports...................................................90
      Retirement Plans......................................................90
      Miscellaneous.........................................................90

HIGHLIGHTS

Q.    WHAT IS NORTHERN FUNDS?

A. Northern Funds is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. Northern Funds presently consists of twenty-seven portfolios, including money market, domestic and international fixed income and equity portfolios.

      MONEY MARKET FUNDS

      MONEY MARKET FUND seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

      U.S. GOVERNMENT MONEY MARKET FUND seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in obligations of the U.S. government, its agencies and instrumentalities and related repurchase agreements.

      U.S. GOVERNMENT SELECT MONEY MARKET FUND seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing solely in obligations of the U.S. government, its agencies and instrumentalities.

      MUNICIPAL MONEY MARKET FUND seeks, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments.

      CALIFORNIA MUNICIPAL MONEY MARKET FUND seeks to provide to its shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax.

      FIXED INCOME FUNDS

      U.S. GOVERNMENT FUND seeks a high level of current income from investment in U.S. government securities while maintaining a dollar-weighted average maturity between one and ten years.

      SHORT-INTERMEDIATE U.S. GOVERNMENT FUND seeks a high level of current income from investment in a broad range of U.S. government securities while maintaining a dollar-weighted average maturity between two and five years.

      INTERMEDIATE TAX-EXEMPT FUND seeks a high level of current income exempt from regular federal income tax by investing in municipal instruments while maintaining a dollar-weighted average maturity between three and ten years.

      CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND seeks a high level of current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments while maintaining a dollar-weighted average maturity between three and ten years.

      FLORIDA INTERMEDIATE TAX-EXEMPT FUND seeks a high level of current income exempt from regular federal income tax by investing in municipal instruments while maintaining a dollar-weighted average maturity between three and ten years. The Fund intends, but cannot guarantee, that its shares will qualify for exemption from the Florida intangibles tax.

      FIXED INCOME FUND seeks a high level of current income from investment in fixed income securities while maintaining a dollar-weighted average maturity between seven and twelve years.

      TAX-EXEMPT FUND seeks a high level of current income exempt from regular federal income tax by investing in municipal instruments while maintaining a dollar-weighted average maturity between ten and thirty years.

      ARIZONA TAX-EXEMPT FUND seeks a high level of current income exempt from regular federal income tax and Arizona state personal income tax by investing in municipal instruments while maintaining a dollar-weighted average maturity between ten and thirty years.

      CALIFORNIA TAX-EXEMPT FUND seeks a high level of current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments while maintaining a dollar-weighted average maturity between ten and thirty years.

      INTERNATIONAL FIXED INCOME FUND seeks to maximize total return consistent with reasonable risk by investing primarily in bonds and other fixed income securities of foreign issuers while maintaining a dollar-weighted average maturity between three and eleven years.

      HIGH YIELD MUNICIPAL FUND seeks a high level of current income exempt from regular federal income tax.

      HIGH YIELD FIXED INCOME FUND seeks a high level of current income. In seeking current income, the Fund may also consider the potential for capital appreciation.

      EQUITY FUNDS

      INCOME EQUITY FUND seeks a high level of current income by investing principally in convertible and other equity securities with long-term capital appreciation as a secondary objective.

      STOCK INDEX FUND seeks investment results, before expenses, approximating the aggregate price and dividend performance of the securities included in the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index").

      GROWTH EQUITY FUND seeks long-term capital appreciation by investing principally in common and preferred stocks and convertible securities of growth companies.

      SELECT EQUITY FUND seeks long-term capital appreciation by investing principally in common stocks of growth companies.

      MID CAP GROWTH FUND seeks long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations that are within the capitalization range of the Standard & Poor's MidCap 400 Stock Index ("S&P MidCap 400 Index") at the time of investment.

      SMALL CAP INDEX FUND seeks investment results, before expenses, approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Small Stock Index (the "Russell Index").

      SMALL CAP FUND seeks long-term capital appreciation by investing principally in equity securities of companies with market capitalizations that are below the median capitalization of stocks listed on the New York Stock Exchange.

      INTERNATIONAL GROWTH EQUITY FUND seeks long-term capital appreciation by investing principally in equity securities of foreign issuers.

      INTERNATIONAL SELECT EQUITY FUND seeks long-term capital appreciation by investing principally in common stocks of foreign issuers that Northern Trust believes to be growing more rapidly than their respective markets.

      TECHNOLOGY FUND seeks long-term capital appreciation by investing principally in equity securities and securities convertible into common stock.

      Each portfolio is described in further detail in this Prospectus.

Q.    WHO ADVISES THE FUNDS?

A. The Northern Trust Company ("Northern Trust"), the principal subsidiary of Northern Trust Corporation, serves as investment adviser to each Fund, other than the Stock Index, Small Cap Index and Small Cap Funds. Northern Trust also serves as the Funds' transfer agent and custodian. The Stock Index, Small Cap Index and Small Cap Funds are advised by Northern Trust Quantitative Advisors, Inc. ("NTQA" and, together with Northern Trust, the "Investment Advisers"). Northern Trust and its affiliates administered $1.13 trillion in assets as of September 30, 1998 in various capacities, including $220.7 billion for which Northern Trust and its affiliates had investment management responsibility. See "Management."

Q.    WHAT ARE THE POTENTIAL RISKS PRESENTED BY THE FUNDS' INVESTMENT
      PRACTICES?

A. Investing in the Funds involves the risks common to any investment in securities. The market value of fixed income securities, which constitutes a major part of the investments of several of the Funds, will generally vary inversely with changes in prevailing interest rates as described below under "Investment Information -- Fundamentals of Fixed Income Investing." The Fixed Income Funds (other than the High Yield Municipal Fund and High Yield Fixed Income Fund) will invest in securities rated investment grade or higher, or unrated securities of comparable quality. The High Yield Municipal Fund will invest primarily in medium and lower quality securities, and the High Yield Fixed Income Fund will invest primarily in lower quality securities. Lower quality securities are commonly referred to as "junk bonds." In addition, the International Funds may invest up to 5% of their total assets, and the Equity Funds may invest up to 10% of their total assets (35% for the Income Equity Fund), in convertible securities that are lower quality. Investments in lower quality securities involve greater price volatility and risk of loss.

      Several of the Funds may invest a substantial portion of their assets in foreign securities directly, and indirectly through the purchase of European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and American Depository Receipts ("ADRs"). Certain of these Funds may also enter into foreign currency exchange contracts. Foreign securities may be subject to certain risks in addition to those inherent in U.S. investments, including the possible imposition of exchange control regulations, freezes on convertibility of currency and adverse changes in foreign currency exchange rates. The International Fixed Income Fund, as well as Northern Funds' two other international investment portfolios, may concentrate investments in issuers located in certain industrialized countries and may also invest in issuers located in emerging countries.

      Certain risks are presented by the California Municipal Money Market Fund, the California Intermediate Tax-Exempt Fund, the California Tax-Exempt Fund (the "California Funds"), the Arizona Tax-Exempt Fund and the Florida Intermediate Tax-Exempt Fund as a result of their investments in Municipal Instruments of issuers located in particular states. See "California Funds, Arizona Tax-Exempt Fund and Florida Intermediate Tax-Exempt Fund - Additional Risks and Considerations." In addition, the California Funds, the Arizona Tax-Exempt Fund, the Florida Intermediate Tax-Exempt Fund and International Fixed Income Fund are non-diversified funds, which means their portfolios can be dependent upon the performance of securities of a smaller number of issuers than is the case with the other Funds, which are diversified funds. The Funds may engage in certain transactions involving puts and calls. Further, certain of the Funds may invest in the stocks of smaller companies which present greater risk and price volatility.

      The Funds may lend their securities and enter into repurchase agreements and reverse repurchase agreements with qualifying banks and broker/dealers which may involve leveraging. The Funds may also purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. The Funds may invest up to 15% (10% in the case of the Money Market Funds) of their net assets in illiquid securities.

      The Funds may also purchase "derivative" instruments. "Derivative" instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include (but are not limited to) interest rate, currency and equity swaps, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including "inverse" floaters). Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the "derivative" instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a "derivative" instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a "derivative" instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some "derivative" instruments are more complex than others, and for those instruments that have been developed recently, complete information is lacking regarding their actual performance over entire market cycles. The Investment Advisers will evaluate the risks presented by the "derivative" instruments purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives. It is possible, however, that the Investment Advisers' evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in "derivative" instruments.

      The foregoing is a summary of certain of the potential risks presented by the Funds' investment practices. Details regarding these and other risks presented by the policies of the Funds are described under "Additional Investment Information, Risks and Considerations."

Q.    HOW DOES ONE BUY AND REDEEM SHARES?

A. Shares of the Funds are distributed by Sunstone Distribution Services, LLC. Shares may be purchased directly from Northern Funds or through a qualified account at Northern Trust or certain other institutions.
      Shares are sold and redeemed without any purchase or redemption charge by Northern Funds, although Northern Trust and other institutions may charge their customers for their services in connection with investments. The minimum initial investment for purchases directly with Northern Funds is $2,500 ($500 for an IRA and $250 under the Automatic Investment Plan). The minimum for subsequent investments is $50. Northern Trust or other organizations may impose particular customer account requirements such as minimum account sizes.

      As of the date of this Prospectus, shares of the Short-Intermediate U.S. Government, California Intermediate Tax-Exempt, Arizona Tax-Exempt and Small Cap Index Funds are not being offered.

      Additional share purchase and redemption information for both purchases and redemptions directly with Northern Funds or through qualified accounts is provided below under "Opening an Account and Purchasing Shares" and "Redeeming and Exchanging Shares."

Q.    WHAT SHAREHOLDER SERVICES ARE AVAILABLE?

A. Northern Funds offers the advantage of automatic dividend reinvestment in shares of the same Fund or in another Northern Fund, exchange privileges among Northern Funds should your investment goals change, telephone exchange and redemption privileges, an Automatic Investment Plan (with a reduced minimum initial investment) and a Systematic Withdrawal Plan. See "Opening an Account and Purchasing Shares" and "Redeeming and Exchanging Shares." Shares of Northern Funds may be purchased in connection with a variety of tax-sheltered retirement plans. See "Further Information -- Retirement Plans."

Q.    WHEN ARE DISTRIBUTIONS MADE?

A. Dividends from the net investment income of the Money Market Funds, the U.S. Government Fund, the Short-Intermediate U.S. Government Fund, the Intermediate Tax-Exempt Fund, the California Intermediate Tax-Exempt Fund, the Florida Intermediate Tax-Exempt Fund, the Fixed Income Fund, the Tax-Exempt Fund, the Arizona Tax-Exempt Fund and the California Tax-Exempt Fund are declared daily and paid monthly. Dividends from the net investment income of the International Fixed Income Fund are declared and paid quarterly. Dividends of the other Funds are declared and paid as follows: Income Equity Fund, High Yield Municipal Fund and High Yield Fixed Income Fund -- monthly; Stock Index Fund, Growth Equity Fund and Mid Cap Growth Fund -- quarterly; Select Equity Fund, Small Cap Index Fund, Small Cap Fund, International Growth Equity Fund, International Select Equity Fund and Technology Fund -- annually.

      Net realized capital gains of each Fund are distributed at least annually. See "Distributions and Taxes."

EXPENSE SUMMARY

      The following tables will help you understand the expenses you will bear directly or indirectly as a shareholder of the Funds. SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling Fund shares. ANNUAL OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. Examples based on this information are also provided.

                                                                                                    CALI-
                                                                           U.S.                     FORNIA
                                                           U.S.           GOV'T       MUNI-         MUNI-
                                                          GOV'T          SELECT       CIPAL         CIPAL
                                               MONEY      MONEY          MONEY        MONEY         MONEY
                                               MARKET     MARKET         MARKET       MARKET       MARKET
---------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Charge Imposed on
    Purchases..............................     None        None         None         None         None
   Sales Charge Imposed on Reinvested
    Distributions..........................     None        None         None         None         None
   Deferred Sales Charge Imposed on
    Redemptions............................     None        None         None         None         None
   Redemption Fees(1)......................     None        None         None         None         None
   Exchange Fees...........................     None        None         None         None         None

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)
   Management Fees (after fee
   reductions and waivers).................     0.40%       0.40%        0.40%        0.40%         0.40%
   12b-1 Fees..............................     0.00%       0.00%        0.00%        0.00%         0.00%
   Other Expenses (after fee
   reductions and reimbursements)..........     0.15%       0.15%        0.15%        0.15%         0.15%
                                                -----       -----        -----        -----         -----

TOTAL OPERATING EXPENSES(2)
   (After Fee Reductions, Waivers
   and Reimbursements).....................     0.55%       0.55%        0.55%        0.55%         0.55%
                                                =====       =====        =====        =====         =====

EXAMPLE OF EXPENSES(3)

Based on the foregoing table,
you would pay the following
expenses on a $1,000 investment,
assuming a 5% annual return and redemption at the end of each time period:

   One Year................................       $6          $6           $6           $6            $6
   Three Years.............................      $18         $18          $18          $18           $18
   Five Years..............................      $31         $31          $31          $31           $31
   Ten Years...............................      $69         $69          $69          $69           $69


(1)   A fee of $15.00 may be applicable for each wire redemption.
(2) The table and example shown do not reflect any charges that may be imposed by Northern Trust or other institutions on their customers.
(3) The example should not be considered a representation of past or future expenses or rates of return. Actual operating expenses and investment return may be more or less than those shown.

Except as noted in the next sentence, the above information reflects the expenses these Funds incurred for Northern Funds' fiscal year ended March 31, 1998. The figures shown for the U.S. Government Select Money Market and California Municipal Money Market Funds have been restated to reflect anticipated fees during the next twelve months. Without voluntary fee reductions, waivers and reimbursements, "Management Fees" would have been 0.60% for each Fund; "Other Expenses" would have been 0.30%, 0.33%, 0.33%, 0.29% and 0.34%, respectively, for the Money Market, U.S. Government Money Market, U.S. Government Select Money Market, Municipal Money Market and California Municipal Money Market Funds; and "Total Operating Expenses" would have been 0.90%, 0.93%, 0.93%, 0.89% and 0.94%, respectively. In addition, during the last fiscal year these Funds did not, and during the current fiscal year do not expect to, pay any 12b-1 fees (otherwise payable at an annual rate of up to 0.25%) under Northern Funds' Distribution and Service Plan. For more expense information, see "Management."

EXPENSE SUMMARY (CONTINUED)                                 SHORT-                         CALIFORNIA       FLORIDA
                                              U.S.       INTERMEDIATE    INTERMEDIATE     INTERMEDIATE    INTERMEDIATE      FIXED
                                           GOVERNMENT   U.S. GOVERNMENT   TAX-EXEMPT       TAX-EXEMPT      TAX-EXEMPT       INCOME
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge
      Imposed on Purchases                     None            None          None              None          None            None
  Sales Charge Imposed on
      Reinvested Distributions                 None            None          None              None          None            None
  Deferred Sales Charge Imposed
      on Redemptions                           None            None          None              None          None            None
  Redemption Fees(1)                           None            None          None              None          None            None
  Exchange Fees                                None            None          None              None          None            None

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees (after fee
      reductions and waivers)                  0.75%           0.75%         0.70%             0.70%         0.70%           0.75%
  12b-1 Fees                                   0.00%           0.00%         0.00%             0.00%         0.00%           0.00%
  Other Expenses (after fee
      reductions and reimbursements)           0.15%           0.15%         0.15%             0.15%         0.15%           0.15%
                                           --------        --------      --------          --------      --------        --------

TOTAL OPERATING EXPENSES(2)
  (After Fee Reductions, Waivers and
      Reimbursements)                          0.90%           0.90%         0.85%             0.85%         0.85%           0.90%
                                           ========        ========      ========          ========      ========        ========

EXAMPLE OF EXPENSES(3) Based on the
foregoing table, you would pay the
following expenses on a $1,000
investment, assuming a 5% annual
return and redemption at
the end of each time period:
  One Year                                 $      9        $      9      $      9          $      9      $      9        $      9
  Three Years                              $     29        $     29      $     27          $     27      $     27        $     29
  Five Years                               $     50             N/A      $     47               N/A      $     47        $     50
  Ten Years                                $    111             N/A      $    105               N/A      $    105        $    111




                                                              ARIZONA      CALIFORNIA    INTERNATIONAL     HIGH YIELD    HIGH YIELD
                                            TAX-EXEMPT      TAX-EXEMPT     TAX-EXEMPT    FIXED INCOME      MUNICIPAL    FIXED INCOME
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge
      Imposed on Purchases                      None           None          None             None             None          None
  Sales Charge Imposed on
      Reinvested Distributions                  None           None          None             None             None          None
  Deferred Sales Charge Imposed
      on Redemptions                            None           None          None             None             None          None
  Redemption Fees(1)                            None           None          None             None             None          None
  Exchange Fees                                 None           None          None             None             None          None

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees (after fee
      reductions and waivers)                   0.70%          0.70%         0.70%            0.90%            0.70%         0.75%
  12b-1 Fees                                    0.00%          0.00%         0.00%            0.00%            0.00%         0.00%
  Other Expenses (after fee
      reductions and reimbursements)            0.15%          0.15%         0.15%            0.25%           0 .15%        0 .15%
                                           --------        --------      --------          --------      ----------      --------

TOTAL OPERATING EXPENSES(2)
  (After Fee Reductions, Waivers and
      Reimbursements)                           0.85%          0.85%         0.85%            1.15%            0.85%         0.90%
                                            ========       ========      ========         ========         ========      ========

EXAMPLE OF EXPENSES(3) Based on the
foregoing table, you would pay the
following expenses on a $1,000
investment, assuming a 5% annual
return and redemption at
the end of each time period:
  One Year                                  $      9       $      9      $      9         $     12         $      9      $      9
  Three Years                               $     27       $     27      $     27         $     37         $     27      $     29
  Five Years                                $     47            N/A      $     47         $     64              N/A           N/A
  Ten Years                                 $    105            N/A      $    105         $    140              N/A           N/A




(1)      A fee of $15.00 may be applicable for each wire redemption.

(2) The table and example shown do not reflect any charges that may be imposed by Northern Trust or other institutions on their customers.

(3) The example should not be considered a representation of past or future expenses or rates of return. Actual operating expenses and investment return may be more or less than those shown.

Except as noted below, the above information reflects the expenses these Funds incurred for Northern Funds' fiscal year ended March 31, 1998. Since the Short-Intermediate U.S. Government, California Intermediate Tax-Exempt, Arizona Tax-Exempt, High Yield Municipal and High Yield Fixed Income Funds had not commenced operations as of the date of this prospectus, "Other Expenses" for those Funds is based on estimated amounts the Funds expect to pay during the current fiscal year. Without voluntary fee reductions, waivers and reimbursements, "Management Fees" would have been 0.75% for the Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt and High Yield Municipal Funds; "Other Expenses" would have been 0.32%, 0.42%, 0.32%, 0.37%, 0.66%,
0.34%, 0.34%, 0.50%, 0.85%, 0.97%, 1.94% and 1.95%, respectively, for the U.S.
Government, Short-Intermediate U.S. Government, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt, International Fixed Income, High Yield Municipal and High Yield Fixed Income Funds; and "Total Operating Expenses" would have been 1.07%, 1.17%, 1.07%, 1.12%, 1.41%, 1.09%,
1.09%, 1.25%, 1.60%, 1.87%, 2.69% and 2.70%, respectively. In addition, during the last fiscal year these Funds did not, and during the current fiscal year do not expect to, pay any 12b-1 fees (otherwise payable at an annual rate of up to 0.25%) under Northern Funds' Distribution and Service Plan. For more expense information, see "Management."

                                                                                                     SMALL
                                      INCOME       STOCK       GROWTH       SELECT       MID CAP      CAP        SMALL
                                      EQUITY       INDEX       EQUITY       EQUITY       GROWTH      INDEX        CAP
---------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge
 Imposed on Purchases .........         None         None         None         None        None        None         None
Sales Charge Imposed on
 Reinvested Distributions .....         None         None         None         None        None        None         None
Deferred Sales Charge
 Imposed on Redemptions .......         None         None         None         None        None        None         None
Redemption Fees(1) ............         None         None         None         None        None        None         None
Exchange Fees .................         None         None         None         None        None        None         None

ANNUAL OPERATING EXPENSES
(as a percentage of
average net assets)
Management Fees (after fee
  reductions and waivers) .....         0.85%        0.40%        0.85%        0.85%       0.85%       0.50%        0.85%
12b-1 Fees ....................         0.00%        0.00%        0.00%        0.00%       0.00%       0.00%        0.00%
Other Expenses (after
  fee reductions and
  reimbursements) .............         0.15%        0.15%        0.15%        0.15%       0.15%       0.15%        0.15%
                                       -----        -----        -----        -----        ----        ----        -----


TOTAL OPERATING EXPENSES(2)
(After Fee Reductions,
Waivers and Reimbursements) ...         1.00%        0.55%        1.00%        1.00%       1.00%       0.65%        1.00%
                                       =====        =====        =====        =====        ====        ====        =====

EXAMPLE OF EXPENSES(3)
Based on the foregoing table,
you would pay the following
expenses on a $1,000
investment, assuming a 5%
annual return and redemption
at the end of each time period:
One Year ......................        $  10        $   6        $  10        $  10        $ 10        $  7        $  10
Three Years ...................        $  32        $  18        $  32        $  32        $ 32        $ 21        $  32
Five Years ....................        $  55        $  31        $  55        $  55        N/A         N/A         $  55
Ten Years .....................        $ 123        $  69        $ 123        $ 123        N/A         N/A         $ 123



                                           INTER-               INTER-
                                          NATIONAL             NATIONAL
                                           GROWTH               SELECT           TECH-
                                           EQUITY               EQUITY           NOLOGY
                                         ------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge
  Imposed on Purchases ........               None               None              None
Sales Charge Imposed on
  Reinvested Distributions ....               None               None              None
Deferred Sales Charge
  Imposed on Redemptions ......               None               None              None
Redemption Fees(1) ............               None               None              None
Exchange Fees .................               None               None              None

ANNUAL OPERATING EXPENSES
(as a percentage of
average net assets)
Management Fees (after fee
  reductions and waivers) .....               1.00%              1.00%             1.00%
12b-1 Fees ....................               0.00%              0.00%             0.00%
Other Expenses (after
  fee reductions and
  reimbursements) .............               0.25%              0.25%             0.25%
                                             -----           --------           -------


TOTAL OPERATING EXPENSES(2)
(After Fee Reductions,
Waivers and Reimbursements) ...               1.25%              1.25%             1.25%
                                             =====            =======           =======

EXAMPLE OF EXPENSES(3)
Based on the foregoing table,
you would pay the following
expenses on a $1,000
investment, assuming a 5%
annual return and redemption
at the end of each time period:
One Year ......................              $  13        $        13           $    13
Three Years ...................              $  40        $        40           $    40
Five Years ....................              $  69        $        69           $    69
Ten Years .....................              $ 152        $       152           $   152


(1)      A fee of $15.00 may be applicable for each wire redemption.

(2) The table and example shown do not reflect any charges that may be imposed by Northern Trust or other institutions on their customers.

(3) The example should not be considered a representation of past or future expenses or rates of return. Actual operating expenses and investment return may be more or less than those shown.

Except as noted below, the above information reflects the expenses these Funds incurred for Northern Funds' fiscal year ended March 31, 1998. Since the Mid Cap Growth and Small Cap Index Funds had not commenced investment operations during the last fiscal year, "Other Expenses" for those Funds is based on estimated amounts the Funds expect to pay during the current fiscal year. Without voluntary fee reductions, waivers and reimbursements, "Management Fees" would have been 1.00%, 0.60%, 1.00%, 1.20%, 1.00%, 0.65%, 1.20%, 1.20%, 1.20% and
1.20%, respectively, of the average daily net assets of the Income Equity, Stock Index, Growth Equity, Select Equity, Mid Cap Growth, Small Cap Index, Small Cap, International Growth Equity, International Select Equity and Technology Funds; "Other Expenses" would have been 0.37%, 0.58%, 0.30%, 0.38%, 0.46%, 0.36%,
0.33%, 0.42%, 0.44% and 0.39%, respectively; and "Total Operating Expenses" would have been 1.37%, 1.18%, 1.30%, 1.58%, 1.46%, 1.01%, 1.53%, 1.62%, 1.64%
and 1.59%, respectively. In addition, during the last fiscal year these Funds did not, and during the current fiscal year do not expect to, pay any 12b-1 fees (otherwise payable at an annual rate of up to 0.25%) under Northern Funds' Distribution and Service Plan. For more expense information, see "Management."

FINANCIAL HIGHLIGHTS

The following financial information has been derived from the financial statements incorporated by reference into the Additional Statement and has been audited by Northern Funds' independent accountant. This financial information should be read together with those financial statements. Further information about the performance of the Funds is contained in Northern Funds' annual shareholder reports. Both the Additional Statement and the annual shareholder reports may be obtained without charge by calling the Northern Funds Center at 1-800-595-9111 or writing P.O. Box 75986, Chicago, Illinois 60690-6319.

FINANCIAL HIGHLIGHTS
MONEY MARKET FUNDS


                                                                            MONEY MARKET
                                                                               FUND
                                            ----------------------------------------------------------------------------------------
                                               YEAR                  YEAR                  YEAR                  YEAR
                                               ENDED                 ENDED                 ENDED                 ENDED
                                             MARCH 31,              MARCH 31,             MARCH 31,              MARCH 31,
                                               1998                   1997                  1996                  1995(1)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE,
   BEGINNING OF YEAR .............        $        1.00          $        1.00          $        1.00          $        1.00

INCOME  FROM INVESTMENT
  OPERATIONS:
   Net investment income .........                 0.05                   0.05                   0.05                   0.04
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income ....                (0.05)                 (0.05)                 (0.05)                 (0.04)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
   END OF YEAR ...................        $        1.00          $        1.00          $        1.00          $        1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3) ..................                 5.31%                  5.05%                  5.57%                  4.55%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
   end of year ...................        $   3,296,030          $   1,607,187          $   1,061,813          $     894,279

Ratio to average net assets of:(4)
   Expenses, net of waivers
      and reimbursements .........                 0.55%                  0.55%                  0.49%                  0.45%
   Expenses, before waivers
      and reimbursements .........                 0.90%                  0.90%                  0.91%                  0.96%
   Net investment income,
      net of waivers and
      reimbursements .............                 5.19%                  4.94%                  5.42%                  4.94%
   Net investment income,
      before waivers and
      reimbursements .............                 4.84%                  4.59%                  5.00%                  4.43%





                                                                                U.S. GOVERNMENT
                                                                                  MONEY MARKET
                                                                                     FUND
                                                  ---------------------------------------------------------------------------------
                                                        YEAR                  YEAR                 YEAR                  YEAR
                                                       ENDED                 ENDED                ENDED                 ENDED
                                                      MARCH. 31,             MARCH 31,            MARCH 31,             MARCH 31,
                                                        1998                  1997                 1996                 1995(1)
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE,
   BEGINNING OF YEAR .............                $        1.00        $        1.00        $        1.00        $        1.00

INCOME  FROM INVESTMENT
  OPERATIONS:
   Net investment income .........                         0.05                 0.05                 0.05                 0.04
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income ....                        (0.05)               (0.05)               (0.05)               (0.04)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
   END OF YEAR ...................                $        1.00        $        1.00        $        1.00        $        1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3) ..................                         5.22%                4.93%                5.46%                4.47%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
   end of year ...................                $     417,042        $     314,259        $     207,105        $     227,543

Ratio to average net assets of:(4)
   Expenses, net of waivers
      and reimbursements .........                         0.55%                0.55%                0.49%                0.45%
   Expenses, before waivers
      and reimbursements .........                         0.93%                0.96%                0.94%                1.01%
   Net investment income,
      net of waivers and
      reimbursements .............                         5.10%                4.82%                5.33%                4.93%
   Net investment income,
      before waivers and
      reimbursements .............                         4.72%                4.41%                4.88%                4.37%




                                                                     U.S. GOVERNMENT
                                                                          SELECT
                                                                       MONEY MARKET
                                                                           FUND
                                           ---------------------------------------------------------------------------
                                                  YEAR             YEAR                  YEAR                 YEAR
                                                 ENDED            ENDED                 ENDED                ENDED
                                                 MARCH 31,        MARCH 31,             MARCH 31,            MARCH 31,
                                                  1998             1997                  1996                1995(2)
----------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE,
   BEGINNING OF YEAR .............         $        1.00        $        1.00        $        1.00       $        1.00

INCOME  FROM INVESTMENT
  OPERATIONS:
   Net investment income .........                  0.05                 0.05                 0.05                0.02
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income ....                 (0.05)               (0.05)               (0.05)              (0.02)
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
   END OF YEAR ...................         $        1.00        $        1.00        $        1.00       $        1.00
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3) ..................                  5.24%                5.07%                5.55%               1.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
   end of year ...................         $     306,425        $     168,128        $      85,400       $      82,162

Ratio to average net assets of:(4)
   Expenses, net of waivers
      and reimbursements .........                  0.46%                0.40%                0.33%               0.30%
   Expenses, before waivers
      and reimbursements .........                  0.93%                0.97%                1.00%               1.32%
   Net investment income,
      net of waivers and
      reimbursements .............                  5.13%                4.95%                5.43%               5.84%
   Net investment income,
      before waivers and
      reimbursements .............                  4.66%                4.38%                4.76%               4.82%



(1) For the period April 11, 1994 (commencement of operations) through March 31, 1995.

(2) For the period December 12, 1994 (commencement of operations) through March 31, 1995.

(3) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(4)      Annualized for periods less than a full year.

MONEY MARKET FUNDS


                                                                             MUNICIPAL
                                                                           MONEY MARKET
                                                                               FUND
                                          ----------------------------------------------------------------------------------
                                               YEAR                     YEAR                  YEAR                   YEAR
                                               ENDED                    ENDED                 ENDED                  ENDED
                                             MARCH 31,                MARCH 31,             MARCH 31,              MARCH 31,
                                               1998                     1997                  1996                  1995(1)
----------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA

NET ASSET VALUE,
  BEGINNING OF YEAR ..............        $        1.00          $        1.00          $        1.00          $        1.00

INCOME  FROM INVESTMENT
  OPERATIONS:
  Net investment income ..........                 0.03                   0.03                   0.03                   0.03
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment income .....                (0.03)                 (0.03)                 (0.03)                 (0.03)
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
  END OF YEAR ....................        $        1.00          $        1.00          $        1.00          $        1.00
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3) ..................                 3.27%                  3.14%                  3.54%                  2.90%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
  end of year ....................        $   1,814,343          $   1,420,041          $   1,102,789          $     927,747

Ratio to average net assets of:(4)
  Expenses, net of waivers
    and reimbursements ...........                 0.55%                  0.55%                  0.49%                  0.45%
Expenses, before waivers
    and reimbursements ...........                 0.89%                  0.90%                  0.91%                  0.95%
Net investment income,
    net of waivers and
    reimbursements ...............                 3.20%                  3.08%                  3.46%                  3.10%
Net investment income,
      before waivers and
    reimbursements ...............                 2.86%                  2.73%                  3.04%                  2.60%





                                                                    CALIFORNIA
                                                                     MUNICIPAL
                                                                   MONEY MARKET
                                                                       FUND
                                     -----------------------------------------------------------------------------
                                           YEAR                 YEAR                   YEAR                 YEAR
                                           ENDED                ENDED                  ENDED                ENDED
                                         MARCH 31,            MARCH 31,              MARCH 31,            MARCH 31,
                                           1998                 1997                   1996                1995(2)
------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA

NET ASSET VALUE,
  BEGINNING OF YEAR ..............   $        1.00        $        1.00        $        1.00        $        1.00

INCOME  FROM INVESTMENT
  OPERATIONS:
  Net investment income ..........            0.03                 0.03                 0.04                 0.01
------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment income .....           (0.03)               (0.03)               (0.04)               (0.01)
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
  END OF YEAR ....................   $        1.00        $        1.00        $        1.00        $        1.00
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3) ..................            3.20%                3.19%                3.63%                1.27%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
  end of year ....................   $     224,843        $     200,989        $     165,087        $     161,316

Ratio to average net assets of:(4)
  Expenses, net of waivers
    and reimbursements ...........            0.49%                0.45%                0.39%                0.35%
Expenses, before waivers
    and reimbursements ...........            0.94%                0.94%                0.94%                1.07%
Net investment income,
    net of waivers and
    reimbursements ...............            3.14%                3.13%                3.55%                3.78%
Net investment income,
      before waivers and
    reimbursements ...............            2.69%                2.64%                3.00%                3.06%




(1) For the period April 11, 1994 (commencement of operations) through March 31, 1995.

(2) For the period November 29, 1994 (commencement of operations) through March 31, 1995.

(3) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(4)      Annualized for periods less than a full year.

FIXED INCOME FUNDS

                                                                                                                   INTERMEDIATE
                                                          U.S. GOVERNMENT                                          TAX-EXEMPT
                                                               FUND                                                   FUND
                                      -----------------------------------------------------------       ----------------------------
                                          YEAR             YEAR            YEAR           YEAR                 YEAR         YEAR
                                          ENDED            ENDED           ENDED          ENDED                ENDED        ENDED
                                        MARCH 31,        MARCH 31,       MARCH 31,      MARCH 31,            MARCH 31,    MARCH 31,
                                          1998             1997            1996           1995                 1998         1997
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA

NET ASSET VALUE,
  BEGINNING OF YEAR ...............   $      9.88      $     10.06      $      9.84    $     10.00      $     10.07     $     10.22

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income ...........          0.54             0.51             0.51           0.50             0.40            0.40
  Net realized and unrealized
    gains (losses) on invest-
    meanest, forward foreign cur-
    rency contracts and foreign
    currency transactions .........          0.32            (0.11)            0.29          (0.16)            0.29           (0.06)
------------------------------------------------------------------------------------------------------------------------------------

Total Income from Investment
  Operations ......................          0.86             0.40             0.80           0.34             0.69            0.34
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment
    income ........................         (0.53)           (0.51)           (0.51)         (0.50)           (0.40)          (0.40)
  From net realized gains .........         (0.01)           (0.05)           (0.07)            --               --           (0.07)
  In excess of net
    investment income ............             --               --               --             --               --              --
  In excess of net realized gains..            --            (0.02)              --             --               --           (0.02)
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions Paid ..........         (0.54)           (0.58)           (0.58)         (0.50)           (0.40)          (0.49)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
  END OF YEAR .....................   $     10.20      $      9.88      $     10.06    $      9.84      $     10.36     $     10.07
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2) ...................          8.90%            3.98%            7.65%          3.49%            6.95%           3.39%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
  end of year .....................   $   229,352      $   181,921      $   149,062    $   116,443      $   298,529     $   264,630
Ratio to average net assets of:(3)
  Expenses, net of waivers
    and reimbursements ............          0.90%            0.90%            0.90%          0.90%            0.85%           0.85%


                                                                                            FLORIDA
                                                       INTERMEDIATE                       INTERMEDIATE
                                                       TAX-EXEMPT                          TAX-EXEMPT
                                                          FUND                                FUND
                                             --------------------------------       ---------------------------
                                                      YEAR            YEAR               YEAR          YEAR
                                                      ENDED           ENDED              ENDED         ENDED
                                                    MARCH 31,       MARCH 31,          MARCH 31,     MARCH 31,
                                                      1996            1995               1998         1997(1)
---------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA

NET ASSET VALUE,
  BEGINNING OF YEAR ..............                $     10.03      $     10.00      $     10.03     $     10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income ..........                       0.41             0.40             0.40            0.24
  Net realized and unrealized
    gains (losses) on invest-
    meanest, forward foreign cur-
    rency contracts and foreign
    currency transactions ........                       0.26             0.03             0.44            0.03
----------------------------------------------------------------------------------------------------------------

Total Income from Investment
  Operations .....................                       0.67             0.43             0.84            0.27
----------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment
    income .......................                      (0.41)           (0.40)           (0.40)          (0.24)
  From net realized gains ........                      (0.07)              --               --              --
  In excess of net
    investment income ............                         --               --               --              --
  In excess of net realized gains                          --               --               --              --
----------------------------------------------------------------------------------------------------------------

Total Distributions Paid .........                      (0.48)           (0.40)           (0.40)          (0.24)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
  END OF YEAR ....................                $     10.22      $     10.03      $     10.47     $     10.03
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2) ..................                       6.81%            4.38%            8.51%           2.63%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
  end of year ....................                $   244,139      $   221,251      $    25,329     $    14,807
Ratio to average net assets of:(3)
  Expenses, net of waivers
    and reimbursements ...........                       0.85%            0.85%            0.85%           0.85%

FIXED INCOME FUNDS



                                                U.S. GOVERNMENT
                                                     FUND
                                  ----------------------------------------------
                                    YEAR         YEAR        YEAR         YEAR
                                    ENDED        ENDED       ENDED        ENDED
                                  MARCH 31,    MARCH 31,   MARCH 31,    MARCH 31,
                                    1998         1997        1996         1995
--------------------------------------------------------------------------------

  Expenses, before waivers
    and reimbursements.........     1.07%        1.09%       1.10%        1.12%
  Net investment income,
    net of waivers and
    reimbursements.............     5.24%        5.19%       5.07%        5.20%
  Net investment income,
    before waivers
    and reimbursements.........     5.07%        5.00%       4.87%        4.98%

PORTFOLIO TURNOVER
  RATE.........................    47.41%       83.41%      112.00%      42.29%


                                                                                                   FLORIDA
                                                        INTERMEDIATE                            INTERMEDIATE
                                                         TAX-EXEMPT                              TAX-EXEMPT
                                                            FUND                                    FUND
                                          --------------------------------------------    -----------------------
                                            YEAR        YEAR         YEAR        YEAR         YEAR          YEAR
                                            ENDED       ENDED        ENDED       ENDED        ENDED         ENDED
                                          MARCH 31,   MARCH 31,    MARCH 31,   MARCH 31,    MARCH 31,     MARCH 31,
                                            1998        1997         1996        1995         1998         1997(1)
-----------------------------------------------------------------------------------------------------------------
  Expenses, before waivers
    and reimbursements.........             1.07%        1.07%      1.08%        1.09%        1.41%        2.31%
  Net investment income,
    net of waivers and
    reimbursements.............             3.84%        3.90%      4.01%        4.09%        3.86%        3.84%
  Net investment income,
    before waivers
    and reimbursements.........             3.62%        3.68%      3.78%        3.85%        3.30%        2.38%

PORTFOLIO TURNOVER
  RATE.........................            61.83%       61.39%     137.85%      78.87%       46.12%       50.77%


(1) For the period August 15, 1996 (commencement of operations) through March 31, 1997.

(2) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(3)      Annualized for periods less than a full year.

FIXED INCOME FUNDS

                                                                                   FIXED
                                                                                   INCOME
                                                                                    FUND
                                                         -----------------------------------------------------------
                                                            YEAR            YEAR            YEAR            YEAR
                                                            ENDED           ENDED           ENDED           ENDED
                                                          MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                            1998            1997            1996             1995
                                                            ----            ----            ----             ----
SELECTED PER SHARE DATA

NET  ASSET VALUE,
    BEGINNING OF YEAR ................................   $      9.86     $     10.10     $      9.78     $     10.00

INCOME (LOSS) FROM
    INVESTMENT OPERATIONS:
    Net investment income ............................          0.59            0.57            0.58            0.62
    Net realized and unrealized
        gains (losses) on invest-
        ments, forward foreign cur-
        rency contracts and foreign
        currency transactions ........................          0.56           (0.12)           0.50           (0.22)
                                                         -----------     -----------     -----------     -----------


Total Income from Investment
    Operations .......................................          1.15            0.45            1.08            0.40
                                                         -----------     -----------     -----------     -----------


LESS DISTRIBUTIONS PAID:
    From net investment
        income .......................................         (0.58)          (0.56)          (0.59)          (0.62)
    From net realized gains ..........................         (0.01)          (0.10)          (0.17)             --
    In excess of net
        investment income ............................            --           (0.01)             --              --
    In excess of net realized gains...................            --           (0.02)             --              --
                                                         -----------     -----------     -----------     -----------


Total Distributions Paid .............................         (0.59)          (0.69)          (0.76)          (0.62)
                                                         -----------     -----------     -----------     -----------


NET ASSET VALUE,
    END OF YEAR ......................................   $     10.42     $      9.86     $     10.10     $      9.78
                                                         -----------     -----------     -----------     -----------


TOTAL RETURN(2) ......................................         11.90%           4.59%          11.18%           4.16%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
    end of year ......................................   $   181,917     $   122,444     $   101,339     $    65,929





                                                                                 TAX-EXEMPT
                                                                                    FUND
                                                         -----------------------------------------------------------
                                                            YEAR            YEAR            YEAR            YEAR
                                                            ENDED           ENDED           ENDED           ENDED
                                                          MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                            1998            1997            1996            1995
                                                            ----            ----            ----            ----
NET  ASSET VALUE,
    BEGINNING OF YEAR ................................   $     10.24     $     10.35     $     10.08     $     10.00

INCOME (LOSS) FROM
    INVESTMENT OPERATIONS:
    Net investment income ............................          0.47            0.50            0.48            0.48
    Net realized and unrealized
        gains (losses) on invest-
        ments, forward foreign cur-
        rency contracts and foreign
        currency transactions ........................          0.57           (0.06)           0.29            0.08
                                                         -----------     -----------     -----------     -----------


Total Income from Investment
    Operations .......................................          1.04            0.44            0.77            0.56
                                                         -----------     -----------     -----------     -----------


LESS DISTRIBUTIONS PAID:
    From net investment
        income .......................................         (0.47)          (0.47)          (0.48)          (0.48)
    From net realized gains ..........................         (0.08)          (0.05)          (0.02)             --
    In excess of net
        investment income ............................            --           (0.03)             --              --
    In excess of net realized gains...................            --              --              --              --
                                                         -----------     -----------     -----------     -----------


Total Distributions Paid .............................         (0.55)          (0.55)          (0.50)          (0.48)
                                                         -----------     -----------     -----------     -----------


NET ASSET VALUE,
    END OF YEAR ......................................   $     10.73     $     10.24     $     10.35     $     10.08
                                                         -----------     -----------     -----------     -----------


TOTAL RETURN(2) ......................................         10.39%           4.32%           7.80%           5.78%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
    end of year ......................................   $   167,220     $   136,372     $   125,113     $   118,690




                                                         CALIFORNIA                           INTERNATIONAL
                                                         TAX-EXEMPT                           FIXED INCOME
                                                            FUND                                  FUND
                                                         ----------     --------------------------------------------------------
                                                            YEAR           YEAR           YEAR           YEAR           YEAR
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                          MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                           1998(1)         1998           1997           1996           1995
NET  ASSET VALUE,
    BEGINNING OF YEAR ................................   $     10.00    $     10.08    $     10.62    $     10.64    $     10.00

INCOME (LOSS) FROM
    INVESTMENT OPERATIONS:
    Net investment income ............................          0.41           0.43           0.56           0.78           0.58
    Net realized and unrealized
        gains (losses) on invest-
        ments, forward foreign cur-
        rency contracts and foreign
        currency transactions ........................          0.76           0.02          (0.40)         (0.16)          0.64
                                                         -----------    -----------    -----------    -----------    -----------


Total Income from Investment
    Operations .......................................          1.17           0.45           0.16           0.62           1.22
                                                         -----------    -----------    -----------    -----------    -----------


LESS DISTRIBUTIONS PAID:
    From net investment
        income .......................................         (0.41)         (0.59)         (0.58)         (0.62)         (0.56)
    From net realized gains ..........................            --          (0.09)         (0.11)         (0.02)            --
    In excess of net
        investment income ............................            --             --             --             --          (0.02)
    In excess of net realized gains...................            --             --          (0.01)            --             --
                                                         -----------    -----------    -----------    -----------    -----------


Total Distributions Paid .............................         (0.41)         (0.68)         (0.70)         (0.64)         (0.58)
                                                         -----------    -----------    -----------    -----------    -----------


NET ASSET VALUE,
    END OF YEAR ......................................   $     10.76    $      9.85    $     10.08    $     10.62    $     10.64
                                                         -----------    -----------    -----------    -----------    -----------


TOTAL RETURN(2) ......................................         11.86%          4.61%          1.39%          5.84%         12.77%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
    end of year ......................................   $    39,943    $    13,675    $    16,426    $    15,665    $    13,028

FIXED INCOME FUNDS

                                                                                      FIXED
                                                                                     INCOME
                                                                                      FUND
                                                              ---------------------------------------------------
                                                                YEAR          YEAR            YEAR          YEAR
                                                                ENDED         ENDED           ENDED         ENDED
                                                              MARCH 31,     MARCH 31,       MARCH 31,     MARCH 31,
                                                                1998          1997            1996          1995
                                                                ----          ----            ----          ----
Ratio to average net assets of:(3)
  Expenses, net of waivers
        and reimbursements............................          0.90%         0.90%           0.90%          0.90%
Expenses, before waivers
        and reimbursements............................          1.09%         1.12%           1.14%          1.18%
Net investment income,
      net of waivers and
        reimbursements................................          5.71%         5.69%           5.79%          6.48%
  Net investment income,
      before waivers
        and reimbursements............................          5.52%         5.47%           5.55%          6.20%

PORTFOLIO TURNOVER
  RATE  ..............................................         33.55%        87.64%          116.22%        55.27%



                                                                                                               CALIFORNIA
                                                                             TAX-EXEMPT                        TAX-EXEMPT
                                                                                FUND                              FUND
                                                          ----------------------------------------------          ----
                                                          YEAR          YEAR          YEAR          YEAR          YEAR
                                                          ENDED         ENDED         ENDED         ENDED         ENDED
                                                        MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                                          1998          1997          1996          1995         1998(1)
                                                          ----          ----          ----          ----         -------
Ratio to average net assets of:(3)
  Expenses, net of waivers
        and reimbursements............................     0.85%         0.85%       0.85%         0.85%         0.85%
Expenses, before waivers
        and reimbursements............................     1.09%         1.10%       1.10%         1.11%         1.60%
Net investment income,
      net of waivers and
        reimbursements................................     4.42%         4.61%       4.62%         4.95%         4.01%
  Net investment income,
      before waivers
        and reimbursements............................     4.18%         4.36%       4.37%         4.69%         3.26%

PORTFOLIO TURNOVER
  RATE  ..............................................    74.32%         8.10%      60.50%        54.94%        22.22%



                                                                            INTERNATIONAL
                                                                            FIXED INCOME
                                                                                FUND
                                                           ----------------------------------------------
                                                           YEAR          YEAR          YEAR          YEAR
                                                           ENDED         ENDED         ENDED         ENDED
                                                         MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                                           1998          1997          1996          1995
                                                           ----          ----          ----          ----
Ratio to average net assets of:(3)
  Expenses, net of waivers
        and reimbursements............................     1.15%          1.15%       1.15%          1.15%
Expenses, before waivers
        and reimbursements............................     1.87%          1.96%       2.00%          2.42%
Net investment income,
      net of waivers and
        reimbursements................................     4.98%          5.49%       5.75%          5.96%
  Net investment income,
      before waivers
        and reimbursements............................     4.26%          4.68%       4.90%          4.69%

PORTFOLIO TURNOVER
  RATE  ..............................................    30.26%         37.76%      52.05%         43.24%



(1) For the period April 8, 1997 (commencement of operations) through March 31, 1998.

(2) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(3)      Annualized for periods less than a full year.

EQUITY FUNDS

                                                                   INCOME EQUITY
                                                                        FUND
                                            -----------------------------------------------------------
                                               YEAR            YEAR            YEAR               YEAR
                                               ENDED           ENDED           ENDED              ENDED
                                             MARCH 31,       MARCH 31,       MARCH 31,          MARCH 31,
                                               1998            1997            1996               1995
                                               ----            ----            ----               ----
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR ......   $     11.81     $     11.59     $      9.95     $     10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income .................          0.45            0.44            0.34            0.29
  Net realized and unrealized gains
  (losses) on investments, options,
  futures contracts and foreign
  currency transactions .................          3.02            1.19            1.66           (0.08)
                                           -----------     -----------     -----------     -----------

  Total Income (Loss) from Investment
  Operations ............................          3.47            1.63            2.00            0.21
                                           -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS PAID:
  From net investment income ............         (0.44)          (0.44)          (0.36)          (0.26)
  From net realized gains ..............          (1.03)          (0.97)             --              --
  In excess of net investment income ....            --              --              --              --
  In excess of net realized gains ......             --              --              --              --
                                            -----------     -----------     -----------     -----------

  Total Distributions Paid ..............         (1.47)          (1.41)          (0.36)          (0.26)
                                            -----------     -----------     -----------     -----------

NET ASSET VALUE, END OF YEAR ............   $     13.81     $     11.81     $     11.59     $      9.95
                                            -----------     -----------     -----------     -----------

TOTAL RETURN(4)  ........................         31.00%          14.42%          20.41%           2.21%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands,
  end of year ..........................    $   117,562     $    77,102     $    55,919     $    38,954
  Ratio to average net assets of: (5)
  Expenses, net of waivers and
          reimbursements ................          1.00%           1.00%           1.00%           1.00%
  Expenses, before waivers and
          reimbursements ................          1.37%           1.42%           1.48%           1.55%
  Net investment income, net of
    waivers and reimbursements ..........          3.53%           3.71%           3.17%           3.08%
  Net investment income (loss),
        before waivers and
          reimbursements ................          3.16%           3.29%           2.69%           2.53%

PORTFOLIO TURNOVER RATE .................         81.24%          72.04%          67.32%          45.68%


                                                   STOCK INDEX                                 GROWTH EQUITY
                                                       FUND                                         FUND
                                            ------------------------      --------------------------------------------------------
                                               YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                             MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                               1998           1997(1)        1998           1997           1996           1995
                                               ----           -------        ----           ----           ----           ----
NET ASSET VALUE, BEGINNING OF YEAR ......   $     10.74    $     10.00    $     13.93    $     13.15    $     10.61    $     10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income .................          0.15           0.08           0.03           0.08           0.08           0.08
  Net realized and unrealized gains
  (losses) on investments, options,
  futures contracts and foreign
  currency transactions .................          4.80           0.74           6.36           1.49           2.59           0.60
                                            -----------     -----------     -----------     -----------   -----------   -----------

  Total Income (Loss) from Investment
  Operations ............................          4.95           0.82           6.39           1.57           2.67           0.68

                                            -----------     -----------     -----------     -----------    ----------   -----------
LESS DISTRIBUTIONS PAID:
  From net investment income ............         (0.15)         (0.07)         (0.03)         (0.08)         (0.08)         (0.07)
  From net realized gains ..............          (0.51)         (0.01)         (1.67)         (0.71)         (0.05)            --
  In excess of net investment income ....            --             --             --             --             --             --
  In excess of net realized gains ......             --             --             --             --             --             --
                                            -----------     -----------     -----------     -----------    ----------   -----------
  Total Distributions Paid ..............         (0.66)         (0.08)         (1.70)         (0.79)         (0.13)         (0.07)
                                            -----------     -----------     -----------     -----------    ----------   -----------

NET ASSET VALUE, END OF YEAR ............   $     15.03    $     10.74    $     18.62    $     13.93    $     13.15    $     10.61
                                            -----------     -----------     -----------     -----------    ----------   -----------

TOTAL RETURN(4)  ........................         47.11%          8.21%         48.06%         11.72%         25.13%          6.90%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands,
  end of year ..........................    $    93,907    $    35,840    $   479,782    $   302,605    $   224,571    $   113,185
  Ratio to average net assets of: (5)
  Expenses, net of waivers and
          reimbursements ................          0.55%          0.55%          1.00%          1.00%          1.00%          1.00%
  Expenses, before waivers and
          reimbursements ................          1.18%          2.23%          1.30%          1.33%          1.36%          1.40%
  Net investment income, net of
    waivers and reimbursements ..........          1.23%          1.92%          0.18%          0.56%          0.70%          0.86%
  Net investment income (loss),
        before waivers and
          reimbursements ................          0.60%          0.24%         (0.12)%         0.23%          0.34%          0.46%

PORTFOLIO TURNOVER RATE .................         32.06%         64.94%         73.85%         67.34%         73.20%         82.90%

EQUITY FUNDS

                                                                            SELECT EQUITY
                                                                                 FUND
                                                -----------------------------------------------------------------------
                                                    YEAR               YEAR               YEAR                 YEAR
                                                    ENDED              ENDED              ENDED                ENDED
                                                  MARCH 31,           MARCH 31,          MARCH 31,            MARCH 31,
                                                    1998                1997               1996                 1995
                                                    ----                ----               ----                 ----
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR ......       $     14.55         $     13.12         $     10.77         $     10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ................              0.02                0.02                0.02                0.06
   Net realized and unrealized gains
     (losses) on investments, options,
     futures contracts and foreign
     currency transactions ..............              6.81                2.05                2.73                0.75
                                                -----------         -----------         -----------         -----------

   Total Income (Loss) from Investment
     Operations .........................              6.83                2.07                2.75                0.81
                                                -----------         -----------         -----------         -----------

LESS DISTRIBUTIONS PAID:
   From net investment income ...........             (0.02)              (0.02)              (0.03)              (0.04)
   From net realized gains ..............             (2.20)              (0.62)              (0.37)                 --
   In excess of net investment income ...                --                  --                  --                  --
   In excess of net realized gains ......                --                  --                  --                  --
                                                -----------         -----------         -----------         -----------

Total Distributions Paid ................             (2.22)              (0.64)              (0.40)              (0.04)
                                                -----------         -----------         -----------         -----------

NET ASSET VALUE, END OF YEAR ............       $     19.16         $     14.55         $     13.12         $     10.77
                                                -----------         -----------         -----------         -----------

TOTAL RETURN(4) .........................             49.71%              15.64%              25.70%               8.18%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
   end of year ..........................       $   126,536         $    63,677         $    33,842         $    15,123
Ratio to average net assets of:(5)
   Expenses, net of waivers and
     reimbursements .....................              1.00%               1.00%               1.00%               1.00%
   Expenses, before waivers and
     reimbursements .....................              1.58%               1.67%               1.91%               2.61%
   Net investment income, net of
     waivers and reimbursements .........              0.15%               0.21%               0.22%               0.82%
   Net investment income (loss),
     before waivers and
     reimbursements .....................             (0.43)%             (0.46)%             (0.69)%             (0.79)%

PORTFOLIO TURNOVER RATE .................            148.55%              72.68%             137.99%              48.88%



                                                                              SMALL CAP
                                                                                FUND
                                                -----------------------------------------------------------------------
                                                  YEAR                 YEAR               YEAR                 YEAR
                                                  ENDED                ENDED              ENDED                ENDED
                                                 MARCH 31,            MARCH 31,          MARCH 31,            MARCH 31,
                                                  1995(2)               1998               1997                1996
                                                  -------               ----               ----                ----
NET ASSET VALUE, BEGINNING OF YEAR ......       $     12.31         $     11.58         $      9.98         $     10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ................              0.03                0.07                0.05                0.11
   Net realized and unrealized gains
     (losses) on investments, options,
     futures contracts and foreign
     currency transactions ..............              5.14                1.37                2.29               (0.05)
                                                -----------         -----------         -----------          -----------
   Total Income (Loss) from Investment
     Operations .........................              5.17                1.44                2.34                0.06
                                                -----------         -----------         -----------          -----------

LESS DISTRIBUTIONS PAID:
   From net investment income ...........             (0.04)              (0.06)              (0.07)              (0.08)
   From net realized gains ..............             (0.68)              (0.65)              (0.67)                 --
   In excess of net investment income ...                --                  --                  --                  --
   In excess of net realized gains ......                --                  --                  --                  --
                                                -----------         -----------         -----------          -----------
Total Distributions Paid ................             (0.72)              (0.71)              (0.74)              (0.08)
                                                -----------         -----------         -----------          -----------
NET ASSET VALUE, END OF YEAR ............       $     16.76         $     12.31         $     11.58         $      9.98
                                                -----------         -----------         -----------          -----------
TOTAL RETURN(4) .........................             42.71%              12.48%              24.09%               0.57%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
   end of year ..........................       $   368,579         $   197,113         $   155,238         $    76,627
Ratio to average net assets of:(5)
   Expenses, net of waivers and
     reimbursements .....................              1.00%               1.00%               1.00%               1.00%
   Expenses, before waivers and
     reimbursements .....................              1.53%               1.54%               1.61%               1.76%
   Net investment income, net of
     waivers and reimbursements .........              0.28%               0.54%               0.65%               1.36%
   Net investment income (loss),
     before waivers and
     reimbursements .....................             (0.25)%              0.00%               0.04%               0.60%

PORTFOLIO TURNOVER RATE .................             18.59%              18.92%              46.59%              82.46%



                                                                             INTERNATIONAL
                                                                             GROWTH EQUITY
                                                                                 FUND
                                                -----------------------------------------------------------------------
                                                   YEAR                YEAR               YEAR                YEAR
                                                   ENDED               ENDED              ENDED               ENDED
                                                  MARCH 31,           MARCH 31,          MARCH 31,           MARCH 31,
                                                    1998                1997                1996                1995
NET ASSET VALUE, BEGINNING OF YEAR ......       $     10.05         $     10.23         $      9.61         $     10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ................              0.09                0.09                0.17                0.04
   Net realized and unrealized gains
     (losses) on investments, options,
     futures contracts and foreign
     currency transactions ..............              1.98                0.18                0.65               (0.31)
                                                -----------         -----------         -----------          -----------
   Total Income (Loss) from Investment
     Operations .........................              2.07                0.27                0.82               (0.27)
                                                -----------         -----------         -----------          -----------

LESS DISTRIBUTIONS PAID:
   From net investment income ...........             (0.07)              (0.09)              (0.11)              (0.03)
   From net realized gains ..............             (0.29)              (0.23)                 --                  --
   In excess of net investment income ...             (0.10)                 --               (0.09)                 --
   In excess of net realized gains ......                --               (0.13)                 --               (0.09)
                                                -----------         -----------         -----------          -----------

Total Distributions Paid ................             (0.46)              (0.45)              (0.20)              (0.12)
                                                -----------         -----------         -----------          -----------

NET ASSET VALUE, END OF YEAR ............       $     11.66         $     10.05         $     10.23         $      9.61
                                                -----------         -----------         -----------          -----------

TOTAL RETURN(4) .........................             21.34%               2.61%               8.61%              (2.65)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
   end of year ..........................       $   178,210         $   165,892         $   181,237         $   114,673
Ratio to average net assets of:(5)
   Expenses, net of waivers and
     reimbursements .....................              1.25%               1.25%               1.25%               1.25%
   Expenses, before waivers and
     reimbursements .....................              1.62%               1.63%               1.65%               1.71%
   Net investment income, net of
     waivers and reimbursements .........              0.79%               0.78%               0.92%               0.47%
   Net investment income (loss),
     before waivers and
     reimbursements .....................              0.42%               0.40%               0.52%               0.01%

PORTFOLIO TURNOVER RATE .................            145.02%             190.94%             216.86%             158.31%

EQUITY FUNDS


                                                                           INTERNATIONAL
                                                                           SELECT EQUITY
                                                                                FUND

                                                -----------------------------------------------------------------------
                                                    YEAR               YEAR               YEAR                 YEAR
                                                    ENDED              ENDED              ENDED                ENDED
                                                  MARCH 31,          MARCH 31,           MARCH 31,            MARCH 31,
                                                    1998               1997               1996                1995(3)
                                                    ----               ----               ----                -------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR ......       $     10.37         $     10.73         $      9.78         $     10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income ..................              0.22                0.04                0.01                0.04
 Net realized and unrealized gains
  (losses) on investments, options,
  futures contracts and foreign
  currency transactions .................              2.19               (0.25)               0.99               (0.23)
                                                -----------         -----------         -----------         -----------


 Total Income (Loss) from Investment
  Operations ............................              2.41               (0.21)               1.00               (0.19)
                                                -----------         -----------         -----------         -----------


LESS DISTRIBUTIONS PAID:
 From net investment income .............             (0.16)              (0.03)              (0.02)              (0.03)
 From net realized gains ................                --                  --                  --                  --
 In excess of net investment income .....             (0.10)              (0.04)              (0.03)                 --
 In excess of net realized gains ........                --               (0.08)                 --                  --
                                                -----------         -----------         -----------         -----------


 Total Distributions Paid ...............             (0.26)              (0.15)              (0.05)              (0.03)
                                                -----------         -----------         -----------         -----------


NET ASSET VALUE, END OF YEAR ............       $     12.52         $     10.37         $     10.73         $      9.78
                                                -----------         -----------         -----------         -----------


TOTAL RETURN(4) .........................             23.74%              (1.95)%             10.20%              (1.95)%

SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands,
  end of period .........................       $   117,618         $   108,944         $   102,719         $    71,958
 Ratio to average net assets of:(5)
  Expenses, net of waivers and
    reimbursements ......................              1.25%               1.25%               1.25%               1.25%
  Expenses, before waivers and
    reimbursements ......................              1.64%               1.66%               1.71%               1.75%
  Net investment income, net of
    waivers and reimbursements ..........              0.29%               0.47%               0.12%               0.47%
  Net investment income (loss),
    before waivers and
    reimbursements ......................             (0.10)%              0.06%              (0.34)%             (0.03)%

PORTFOLIO TURNOVER RATE .................             98.22%              97.60%             176.71%              97.69%



                                                           TECHNOLOGY
                                                              FUND
                                                -------------------------------
                                                   YEAR                 YEAR
                                                   ENDED                ENDED
                                                 MARCH 31,            MARCH 31,
                                                   1998                  1997
                                                   ----                  ----
NET ASSET VALUE, BEGINNING OF YEAR ......       $     11.95         $     10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income ..................                --                  --
 Net realized and unrealized gains
  (losses) on investments, options,
  futures contracts and foreign
  currency transactions .................              6.06                2.10
                                                -----------         -----------


 Total Income (Loss) from Investment
  Operations ............................              6.06                2.10
                                                -----------         -----------

LESS DISTRIBUTIONS PAID:
 From net investment income .............                --                  --
 From net realized gains ................             (0.90)              (0.15)
 In excess of net investment income .....                --                  --
 In excess of net realized gains ........                --                  --
                                                -----------         -----------

 Total Distributions Paid ...............             (0.90)              (0.15)
                                                -----------         -----------


NET ASSET VALUE, END OF YEAR ............       $     17.11         $     11.95
                                                -----------         -----------


TOTAL RETURN(4) .........................             52.62%              20.82%

SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands,
  end of period .........................       $   104,389         $    43,754
 Ratio to average net assets of:(5)
  Expenses, net of waivers and
    reimbursements ......................              1.25%               1.25%
  Expenses, before waivers and
    reimbursements ......................              1.59%               2.02%
  Net investment income, net of
    waivers and reimbursements ..........             (0.96)%             (0.75)%
  Net investment income (loss),
    before waivers and
    reimbursements ......................             (1.30)%             (1.52)%

PORTFOLIO TURNOVER RATE .................             74.75%              67.89%

EQUITY FUNDS



(1) For the period October 7, 1996 (commencement of operations) through March 31, 1997.

(2) For the period April 6, 1994 (commencement of operations) through March 31, 1995.

(3) For the period April 5, 1994 (commencement of operations) through March 31, 1995.

(4) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(5)      Annualized for periods less than a full year.

INVESTMENT INFORMATION

The investment objectives and policies of each of the Funds are described below. Additional information regarding the securities, investment techniques and restrictions of each Fund are described under "Additional Investment Information, Risks and Considerations."

MONEY MARKET FUNDS

MONEY MARKET FUND. The investment objective of the Money Market Fund is to seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high-quality money market instruments. In pursuing its investment objective, the Money Market Fund may invest in a broad range of government, bank and commercial obligations that are available in the money markets. In particular, the Fund may invest in:

         (A) U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

         (B) U.S. dollar-denominated obligations of foreign commercial banks with total assets in excess of $5 billion;

         (C) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Services ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), D-2 or higher by Duff & Phelps Credit Co. ("Duff"), F-2 or higher by Fitch IBCA, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW");

         (D) rated and unrated corporate bonds, notes, paper and other instruments that are of comparable quality to the commercial paper permitted to be purchased by the Fund;

         (E) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

         (F) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and custodial receipts with respect thereto;

         (G) dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities thereof;

         (H) repurchase agreements relating to the above instruments; and

         (I) securities issued or guaranteed by state or local governmental bodies.

U.S. GOVERNMENT MONEY MARKET FUND. The investment objective of the U.S. Government Money Market Fund is also to seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high-quality money market instruments. The U.S. Government Money Market Fund seeks to achieve its investment objective by investing in:

         (A) securities issued or guaranteed as to principal and interest by the U.S. government or by any of its agencies or instrumentalities (including the International Bank for Reconstruction and Development);

         (B) repurchase agreements relating to the above instruments; and

         (C) custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. Government or by any of its agencies or instrumentalities.

U.S. GOVERNMENT SELECT MONEY MARKET FUND. The investment objective of the U.S. Government Select Money Market Fund is to seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. The U.S. Government Select Money Market Fund seeks to achieve its investment objective by investing solely in securities issued or guaranteed as to principal and interest by the U.S. government or by any of its agencies or instrumentalities.

         In making investment decisions, Northern Trust will seek to acquire, during normal market conditions, only those U.S. government securities the interest on which is generally exempt from state income taxation. Securities generally eligible for this exemption include, but are not limited to, those issued by the U.S. Treasury and certain U.S. government agencies and instrumentalities, including the Tennessee Valley Authority, Federal Home Loan Bank and Federal Farm Credit Bank Funding Corp. The Fund intends to limit investments to only exempt U.S. government securities. However, under extraordinary circumstances, such as when appropriate exempt securities are unavailable, the Fund may make investments in non-exempt U.S. government securities and cash equivalents, and may hold uninvested cash. See "Distributions and Taxes" below for certain tax considerations.

MUNICIPAL MONEY MARKET FUND. The investment objective of the Municipal Money Market Fund is to seek, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments. The Municipal Money Market Fund seeks to achieve its investment objective by investing in:

         (A) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, D-2 or higher by Duff or F-2 or higher by Fitch;

         (B) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, D-2 or higher by Duff or F-2 or higher by Fitch;

         (C) rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Fund; and

         (D) municipal bonds and notes which are guaranteed as to principal and interest by the U.S. government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

CALIFORNIA MUNICIPAL MONEY MARKET FUND. The investment objective of the California Municipal Money Market Fund is to seek to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax. The California Municipal Money Market Fund seeks to achieve its investment objective by investing in:

         (A) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, D-2 or higher by Duff or F-2 or higher by Fitch;

         (B) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, D-2 or higher by Duff or F-2 or higher by Fitch;

         (C) rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Fund; and

         (D) municipal bonds and notes which are guaranteed as to principal and interest by the U.S. government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

         Because the California Municipal Money Market Fund concentrates its investments in obligations issued by California and its political subdivisions, an investment in this Fund may be riskier than an investment in the other Money Market Funds.

OTHER INFORMATION. All securities acquired by the Money Market Funds will be determined at the time of purchase by Northern Trust to present minimal credit risks and will be "Eligible Securities" as defined by the Securities and Exchange Commission (the "SEC"). Eligible Securities include, generally, (i) securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (b) are issued or guaranteed by, or otherwise allow a Fund under specified conditions to demand payment from, a person with such ratings, and (ii) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are determined to be of comparable quality. The Additional Statement includes a description of applicable NRSRO ratings.

         Each Money Market Fund is managed so that the average maturity of all instruments in the Fund (on a dollar-weighted basis) will not exceed 90 days. In no event will the Money Market Funds purchase any securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Money Market Funds invest may not earn as high a level of income as longer term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

         As a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of a Fund, at least 80% of the annual gross income of the Municipal Money Market Fund and the California Municipal Money Market Fund will be derived from debt instruments, the interest on which is, in the opinion of bond counsel or counsel for the issuers, exempt from regular income tax ("Municipal Instruments"), except in extraordinary circumstances such as when Northern Trust believes that market conditions indicate that the Fund should adopt a temporary defensive posture by holding uninvested cash or investing in taxable short-term securities ("Taxable Investments"). In addition, as a non-fundamental policy, under normal market conditions at least 65% of the value of the California Municipal Money Market Fund's total assets will be invested in Municipal Instruments the interest on which, in the opinion of bond counsel for the issuers, is exempt from California state personal income tax ("California Municipal Instruments"). These opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to Northern Trust. The Municipal Money Market and California Municipal Money Market Funds are not limited in the amount of their assets that may be invested in "private activity bonds" the interest on which may be treated as an item of tax preference to shareholders under the federal alternative minimum tax. Taxable Investments will consist exclusively of instruments that may be purchased by the Money Market Fund. Under normal market conditions, Taxable Investments will not exceed 20% of the value of the total assets of either Fund; during temporary defensive periods, however, all or any portion of a Fund's assets may be invested in such instruments.

FIXED INCOME FUNDS

U.S. GOVERNMENT FUND, SHORT-INTERMEDIATE U.S. GOVERNMENT FUND AND FIXED INCOME FUND. The investment objective of the U.S. Government Fund, the Short-Intermediate U.S. Government Fund and the Fixed Income Fund is to seek a high level of current income.

         Both the U.S. Government Fund and the Short-Intermediate U.S. Government Fund seek to achieve their objective by investing primarily (at least 65% of the value of their respective total assets during normal market conditions) in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and repurchase agreements relating to such securities. These securities may include mortgage-related securities issued by agencies of the U.S. government. The U.S. Government Fund's dollar-weighted average maturity will be between one and ten years. The Short-Intermediate U.S. Government Fund's dollar-weighted average maturity will be between two and five years.

         The Fixed Income Fund seeks to achieve its objective by investing in a broad range of fixed income securities while maintaining its dollar-weighted average maturity between seven and twelve years. The Fund will invest primarily (at least 65% of the value of its total assets during normal market conditions) in fixed income securities rated investment grade or better at the time of purchase by at least one major rating agency (within the four highest rating categories of S&P, Duff, Fitch or Moody's) or, if unrated, of comparable quality as determined by Northern Trust. These securities may be of all types and in any proportion, including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign, state and local governments, obligations of U.S. and foreign corporations, obligations of U.S. and foreign banks and repurchase agreements relating to such obligations. The Fund may purchase bonds, debentures, mortgage and other asset-related securities, convertible debentures and zero coupon, pay-in-kind and capital appreciation bonds. The Fund may also invest in short-term obligations that are permissible investments for the Money Market Fund. The obligations of a foreign issuer will not be purchased by the Fixed Income Fund if, as a result of the purchase, more than 20% of the Fund's total assets will be invested in the obligations of issuers within a single foreign country.

         Each Fund will normally maintain the dollar-weighted average maturity of its portfolio within the specified range described above. The maturities of certain instruments, however, such as those subject to prepayment or redemption by the issuers, are subject to estimation. There can be no assurance that the estimations used by a Fund for such instruments will, in fact, be accurate or that, if inaccurate, a Fund's dollar-weighted average maturity will remain within the specified limits.

         Each Fund may utilize options, interest rate swaps and futures contracts and the Fixed Income Fund may enter into forward currency contracts as described more fully under "Additional Investment Information, Risks and Considerations."

INTERMEDIATE TAX-EXEMPT FUND, CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND, FLORIDA INTERMEDIATE TAX-EXEMPT FUND, TAX-EXEMPT FUND, ARIZONA TAX-EXEMPT FUND AND CALIFORNIA TAX-EXEMPT FUND. The investment objective of the Intermediate Tax-Exempt Fund and the Florida Intermediate Tax-Exempt Fund is to seek a high level of current income exempt from regular federal income tax by investing in Municipal Instruments while maintaining a dollar-weighted average maturity between three and ten years. The California Intermediate Tax-Exempt Fund seeks a high level of current income exempt from regular federal income tax and California state personal income tax by investing in Municipal Instruments while maintaining a dollar-weighted average maturity between three and ten years. The Tax-Exempt Fund, Arizona Tax-Exempt Fund and California Tax-Exempt Fund seek a high level of current income exempt from regular federal income tax and, in the case of the Arizona Tax-Exempt and California Tax-Exempt Funds, personal income tax of the particular state in which the Fund concentrates, by investing in Municipal Instruments while maintaining a dollar-weighted average maturity between ten and thirty years.

         Municipal Instruments purchased by the Funds will be investment grade or better at the time of purchase by at least one major rating agency (within the four highest rating categories of

S&P, Duff, Fitch or Moody's) or, if unrated, of comparable quality as determined by Northern Trust. Short-term obligations will be limited to those obligations that are permissible investments for the Municipal Money Market Fund.

         As a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of a Fund, at least 80% of the annual gross income of each of these Funds will be derived from Municipal Instruments, except in extraordinary circumstances, such as when Northern Trust believes that market conditions indicate that a Fund should adopt a temporary defensive posture by holding uninvested cash or investing in Taxable Investments. Interest earned by these Funds on "private activity bonds" (if any) that is treated as an item of tax preference under the federal alternative minimum tax ("AMT obligations") will not be deemed to have been derived from Municipal Instruments for purposes of determining whether these Funds meet this fundamental policy.

         In addition, as a matter of non-fundamental policy which may be changed by the Board of Trustees, under normal market conditions, at least 65% of the value of the Florida Intermediate Tax-Exempt Fund's total assets will be invested in Municipal Instruments issued by the state of Florida and its municipalities, counties and other taxing districts, as well as other securities exempt from the Florida intangibles tax ("Florida Municipal Instruments"); at least 65% of the value of each of the California Intermediate Tax-Exempt and California Tax-Exempt Funds' total assets will be invested in California Municipal Instruments; and at least 65% of the value of the Arizona Tax-Exempt Fund's total assets will be invested in Municipal Instruments the interest on which is exempt from Arizona state personal income tax ("Arizona Municipal Instruments"), in the opinion of bond counsel for the issuers. These opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to Northern Trust.

         Under normal market conditions, Taxable Investments will not exceed 20% of the value of the total assets of a Fund; during temporary defensive periods, however, all or any portion of a Fund's assets may be invested in such instruments. Taxable Investments will consist exclusively of instruments that may be purchased by the Fixed Income Fund. Certain Municipal Instruments purchased by the Funds (such as "moral obligation" bonds) may be issued by issuers with a "moral" but not legal obligation to provide for the payment of the bonds. See "Additional Investment Information, Risks and Considerations -- Description of Securities and Investment Techniques -- Municipal Securities."

         The California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds are each classified as a non-diversified investment company under the Investment Company Act of 1940 (the "1940 Act"). Investment return on a non-diversified portfolio typically is dependent upon the performance of securities of a smaller number of issuers relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

INTERNATIONAL FIXED INCOME FUND. The investment objective of the International Fixed Income Fund is to seek to maximize total return consistent with reasonable risk. In pursuing its investment objective, the Fund invests primarily (at least 65% of the value of its total assets under normal market conditions) in a broad range of fixed income securities of foreign issuers. The Fund's dollar-weighted average maturity will range between three and eleven years.

         Securities purchased by the Fund will generally be rated investment grade or better at the time of purchase (within the four highest rating categories of S&P, Duff, Fitch or Moody's) or, if unrated, be of comparable quality as determined by Northern Trust. These securities may include bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures (i.e., debentures that may convert into other fixed income debt) of foreign governments, their agencies, instrumentalities and political subdivisions; supranational organizations (e.g., the European Investment Bank and Inter-American Development Bank); and foreign corporations and banks. The Fund may also invest in obligations of the U.S. government, its agencies and instrumentalities (including repurchase agreements collateralized by such obligations) and of U.S. corporations and banks. Currently, a substantial portion of the Fund's assets is invested in foreign governmental obligations. Commercial paper and other short-term obligations acquired by the Fund will be rated within the two highest rating categories at the time of purchase or, if unrated, will be determined by Northern Trust to be of comparable quality.

         The International Fixed Income Fund may invest up to 5% of its total assets in non-investment grade convertible securities that are rated "B" or higher by at least one major rating agency at the time of purchase or, if unrated, are determined to be of comparable quality by Northern Trust. See "Additional Investment Information, Risks and Considerations -- Description of Securities and Investment Techniques -- Convertible Securities." The International Fixed Income Fund may make indirect investments in foreign securities through the purchase of EDRs, GDRs and ADRs and may enter into forward currency contracts and utilize options, swaps and futures contracts as more fully described under "Additional Investment Information, Risks and Considerations." Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the International Fixed Income Fund may also invest, in accordance with its investment policies, in various short-term obligations that are permissible investments for the Money Market Fund, as well as other similar foreign denominated short-term obligations.

         The International Fixed Income Fund is classified as a non-diversified investment company under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of securities of a smaller number of issuers relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of the International Fixed Income Fund more than it would the other Funds.

HIGH YIELD MUNICIPAL FUND. The investment objective of the High Yield Municipal Fund is to seek a high level of current income exempt from regular federal income tax. In pursuing its investment objective, the Fund invests primarily (at least 65% of the value of its total assets under normal market conditions) in rated and unrated Municipal Instruments that are of low, medium or upper medium quality. Upper medium quality securities are rated A by an NRSRO, and medium quality securities are rated BBB or Baa by an NRSRO. Lower quality securities, also commonly referred to as "non-investment grade" or "junk bonds," are rated BB, Ba or lower by an NRSRO. Unrated Municipal Instruments purchased by the Fund will be of comparable quality as determined by Northern Trust. Lower quality securities tend to offer higher yields than higher rated securities with similar maturities, but present greater risk of loss. There is no minimum rating for a Municipal Instrument purchased or held by the Fund, and the Fund may purchase or hold securities rated in the lowest rating category or securities in default. Although under normal market conditions the Fund invests primarily in low, medium or upper medium quality securities, it may invest a portion of its assets in securities of higher quality when Northern Trust believes it is appropriate to do so in pursuance of the Fund's investment objective, and may invest all of its assets in higher quality securities during temporary defensive periods.

As a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Fund, at least 80% of the Fund's annual gross income will be derived from Municipal Instruments, except in extraordinary circumstances, such as when Northern Trust believes the market conditions indicate that a Fund should adopt a temporary defensive posture by holding uninvested cash or investing in Taxable Investments. Under normal market conditions, Taxable Investments will not exceed 20% of the value of the total assets of the Fund; during temporary defensive periods, however, all or any portion of the Fund's assets may be invested in such instruments. Taxable Investments will consist of instruments that may be purchased by the High Yield Fixed Income Fund. The Fund is not limited in the amount of its assets that may be invested in "private activity bonds" the interest on which may be treated as an item of tax preference to shareholders under the federal alternative minimum tax.

The Fund does not have any minimum portfolio maturity limitation, and may invest its assets from time to time primarily in instruments with short, medium or long maturities. The types of Municipal Instruments held by the Fund are considered speculative, and an investment in the Fund presents substantial risks. See "High Yield Funds - Additional Risks and Considerations."

HIGH YIELD FIXED INCOME FUND. The investment objective of the High Yield Fixed Income Fund is to seek a high level of current income. In seeking current income, the Fund may also consider the potential for capital appreciation. In pursuing its investment objective, the Fund invests primarily (at least 65% of the value of its total assets under normal market conditions) in rated and unrated fixed income instruments that are of lower quality. Lower quality securities, also commonly referred to as "non-investment grade" or "junk bonds," are rated BB, Ba or lower by an NRSRO or, if unrated, of comparable quality as determined by Northern Trust. Lower quality securities tend to offer higher yields than higher rated securities with similar maturities, but present greater risk of loss. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase or hold securities rated in the lowest rating category or securities in default. Although under normal market conditions the Fund invests primarily in lower quality securities, it may invest a portion of its assets in securities of higher quality when Northern Trust believes it is appropriate to do so in pursuance of the Fund's investment objectives, and may invest all of its assets in higher quality securities during temporary defensive periods.

The Fund may purchase securities of all types and in any proportion, including obligations of U.S. and foreign corporations and banks, obligations of foreign, state and local governments, obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. The Fund may purchase senior and subordinated bonds and debentures, mortgage and other asset-related securities, zero coupon, pay-in-kind and capital appreciation bonds, convertible securities, preferred stock, structured securities and loan participations. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when the Fund holds debt or preferred stock of the same issuer. Foreign issuers whose securities are held by the Fund may be located in countries with emerging markets or securities markets, which present special risks. The securities of a foreign issuer will not be purchased by the Fund if, as a result of the purchase, more than 20% of the Fund's total assets will be invested in the securities of issuers within a single foreign country.

The Fund does not have any minimum or maximum portfolio maturity limitation, and may invest its assets from time to time primarily in securities with short, medium or long maturities.

The Fund may utilize options, interest rate swaps, futures contracts and forward currency contracts as described more fully under "Additional Investment Information, Risks and Considerations." The lower quality fixed income securities held by the Fund are considered speculative, and an investment in the Fund presents substantial risks. See "High Yield Funds - Additional Risks and Considerations."

EQUITY FUNDS

INCOME EQUITY FUND. The investment objective of the Income Equity Fund is to seek a high level of current income with long-term capital appreciation as a secondary objective. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of the value of its total assets in income-producing equity securities (i.e., common and preferred stocks, convertible securities and other equity or equity-related securities). Investments are selected based on factors such as current income, prospects for growth and possible capital appreciation. The Fund expects to make significant investments in convertible securities and, at times, may be fully invested in such securities. Generally, convertible securities will be rated investment grade or better at the time of purchase by at least one major rating agency or, if unrated, will be determined to be of comparable quality by Northern Trust. Investment-grade securities are rated BBB or higher by S&P, Duff or Fitch or Baa or higher by Moody's. Up to 35% of the Fund's total assets may, however, be invested in non-investment grade convertible securities (commonly referred to as "high risk" or "junk" bonds) that are rated "B" or higher by at least one major rating agency or, if unrated, are determined to be of comparable quality by Northern Trust. See "Additional Investment Information, Risks and Considerations -- Description of Securities and Investment Techniques -- Convertible Securities."

         The Fund may also invest, under normal market conditions, up to 35% of its total assets in a broad range of bonds and other fixed income securities rated investment grade or better at the time of purchase. These fixed income securities will be limited to the types that are permissible investments for the Fixed Income Fund. The Fund may utilize interest rate swaps as described more fully under "Additional Investment Information, Risks and Considerations."

STOCK INDEX FUND. The investment objective of the Stock Index Fund is to seek investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500 Index. Although the Fund may not always hold securities of all 500 issuers included in the S&P 500 Index, it will normally invest at least 65% of its total assets in the issues included in the S&P 500 Index. The S&P 500 Index is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market System and selected by Standard & Poor's Corporation ("Standard & Poor's") through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor's primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by Standard & Poor's for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor's makes no representation or warranty, implied or express, to purchasers of Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the S&P 500 Index to track general stock market performance.

         The Fund is managed through the use of a "passive" or "indexing" investment approach, which attempts to duplicate the investment composition and performance of the S&P 500 Index through statistical procedures. As a result, in this Fund, NTQA does not employ traditional methods of fund investment management, such as selecting securities on the basis of economic, financial and market analysis.

         NTQA believes that under normal market conditions, the quarterly performance of the Fund, before expenses, will be within a .95 correlation with the S&P 500 Index. However, there is no assurance that the Fund will be able to do so on a consistent basis. Deviations from the performance of the S&P 500 Index ("tracking variance") may result from shareholder purchases and redemptions of shares of the Fund that occur daily, as well as from the expenses borne by the Fund. Such purchases and redemptions may necessitate the purchase and sale of securities by the Fund, and the resulting transaction costs may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs may be incurred because sales of securities received in connection with spin-offs and other corporate reorganizations will be made to conform the Fund's holdings with its investment objective. Tracking variance may also occur due to factors such as the size of the Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the S&P 500 Index or the manner in which the S&P 500 Index is calculated or because NTQA's indexing and investment approach does not produce the intended goal of the Fund. In the event the performance of the Fund is not comparable to the performance of the S&P 500 Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in the Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider possible changes to the Fund's investment objective.

         The Fund may invest in options, futures contracts and securities issued by other investment companies (such as Standard & Poor's Depository Receipts - "SPDRs") in a manner designed to achieve returns comparable to the S&P 500 Index. The Fund may also invest in certain short-term fixed income securities as cash reserves. The Fund does not anticipate that it would use cash reserves, options or futures contracts and related options as part of a temporary defensive strategy such as lowering its investment in common stocks to protect against potential stock market declines.

GROWTH EQUITY FUND. The investment objective of the Growth Equity Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. The Fund seeks to achieve its objective by investing primarily (at least 65% of the value of its total assets under normal market conditions) in equity securities of "growth companies" that Northern Trust believes have demonstrated above average sales and earnings growth and return on equity relative to their peers and the general market. Investments are selected based on factors such as financial condition, market share, product leadership, earnings growth rates as compared with those of relevant competitors, market valuation in comparison to other stocks and the stock's own historical norms, improving relative price trend and other investment criteria. The Fund will have broad sector exposure and emphasis will be on issue selection rather than sector rotation.

SELECT EQUITY FUND. The investment objective of the Select Equity Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. The Fund pursues its objective by investing, under normal market conditions, at least 65% of the value of its total assets in common stocks of companies believed by Northern Trust to have superior quality and growth characteristics. The Fund is not sector-weighted, and will purchase securities of companies primarily based on their performance in the following areas over a five-year period: growth of sales, growth of earnings per share, consistency of earnings per share growth and return on equity. As companies which perform relatively well in some or all of these categories often retain their earnings to finance current and future growth, they generally pay low or no dividends. The Fund intends to invest primarily in the securities of companies which together with their predecessors have been in continuous operation for at least five years and have stock market capitalizations in excess of $750 million. In addition, the debt relative to capital total return is reviewed over a one-year period.

MID CAP GROWTH FUND. The investment objective of the Mid Cap Growth Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. The Fund seeks to achieve its objective by investing primarily (at least 65% of the value of its total assets under normal market conditions) in equity securities of companies with market capitalizations that are within the capitalization range of the S&P MidCap 400 Index at the time of investment. The S&P MidCap 400 Index is a market-weighted index composed of 400 common stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. The purpose of the S&P MidCap 400 Index is to represent the performance of the medium-capitalization sector of the U.S. securities market. Medium capitalized stocks which are included in the S&P 500 Index are excluded from the S&P MidCap 400 Index. Except for a limited number of Canadian securities, the S&P MidCap 400 does not include foreign securities. As of June 1, 1998, the approximate market capitalization range of the companies included in the S&P MidCap 400 Index was between $328 million and $17.5 billion. The stocks in which the Fund invests may or may not be included in the S&P MidCap 400 Index.

         The Fund will invest in companies with intermediate market capitalizations which Northern Trust believes have demonstrated above-average sales and earnings growth and return on equity relative to their peers. Investments are selected based on factors such as financial condition, market share, product leadership, earnings growth rates as compared with those of relevant competitors, market valuation in comparison to other stocks and the stock's own historical norms, improving relative price trend and other investment criteria. The Fund will have broad sector exposure and emphasis will be on issue selection rather than sector rotation. The Fund may also invest in securities issued by other investment companies (such as Mid-Cap SPDRs) that invest in medium capitalized companies.

         Because medium capitalized companies normally have more limited product lines, markets, distribution channels and financial and managerial resources, investments in such companies entail greater risk and portfolio price volatility than investments in larger capitalized companies.

SMALL CAP INDEX FUND. The investment objective of the Small Cap Index Fund is to seek investment results approximating the aggregate price and dividend performance of the securities included in the Russell Index. Under normal market conditions, the Fund will invest at least 65% of its total assets in the securities included in the Russell Index. The Russell Index is a market value-weighted index composed of the stocks of the smallest 2,000 companies in the Russell 3000 Index, which is composed of the stocks of 3,000 large U.S. domiciled companies (based on market capitalization) that represent approximately 98% of the investable U.S. equity markets. Because of its emphasis on the smallest 2,000 companies, the Russell Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. As of May 31, 1998 the average market capitalization of the companies included in the Russell Index was approximately $467.3 million. The Russell Index is reconstituted annually to reflect changes in market capitalization. The primary criteria used by Frank Russell & Company ("Russell") to determine the initial list of securities eligible for inclusion in the Russell 3000 Index (and, accordingly, the Russell Index) is total market capitalization adjusted for large private holdings and cross-ownership. However, companies are not selected by Russell for inclusion in the Russell Index because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Russell makes no representation or warranty, implied or express, to purchasers of Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the Russell Index to track general market performance of small capitalization stocks.

         The Fund will be constructed to have aggregate investment characteristics similar to those of the Russell Index as a whole. The Fund will invest in securities which will be selected on the basis of such factors as market capitalization, beta, industry sectors and economic factors. The number of issues included will be a function of the Fund's liquidity and size. The Fund will be restructured annually when the Russell Index is reconstituted. The Fund will use a proprietary rebalancing algorithm that attempts to screen out extremely illiquid issues while minimizing portfolio turnover and related expenses.

         It should be noted that small companies in which the Fund may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities typically are traded in lower volume and because the issuers typically are subject to a greater degree of change in their earnings and prospects. (See the description of the Small Cap Fund for more information about the risks of investing in small companies.)

         NTQA believes that under normal market conditions, the quarterly performance of the Fund, before expenses, will be within a .95 correlation with the Russell Index. However, there is no assurance that the Fund will be able to do so on a consistent basis. Deviations from the performance of the Russell Index ("tracking variance") may result from shareholder purchases and redemptions of shares of the Fund that occur daily, as well as from the expenses borne by the Fund. Such purchases and redemptions may necessitate the purchase and sale of securities by the Fund, and the resulting transaction costs may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs may be incurred because sales of securities received in connection with spin-offs and other corporate reorganizations will be made to conform the Fund's holdings to its investment objective. Tracking variance may also occur due to factors such as the size of the Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Russell Index or the manner in which the Russell Index is calculated or because NTQA's indexing and investment approach does not produce the intended goal of the Fund. In the event the performance of the Fund is not comparable to the performance of the Russell Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. These measures may include adjustments to NTQA's portfolio management practices. If substantial deviation in the Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider possible changes to the Fund's investment objective.

         The Fund may invest in options, futures contracts and securities issued by other investment companies. The Fund may also invest in certain short-term fixed income securities as cash reserves. However, the Fund will not invest in cash reserves, options or futures contracts and related options as part of a temporary defensive strategy such as lowering its investment in common stocks to protect against potential stock market declines.

SMALL CAP FUND. The investment objective of the Small Cap Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. In seeking to attain its investment objective, the Fund will invest, under normal market conditions, at least 65% of the value of its total assets in equity securities of companies with market capitalizations, at the time of purchase, that are below the median capitalization of stocks listed on the New York Stock Exchange. In selecting stocks, NTQA will consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve cost-effective diversification.

         While NTQA believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks, which will be the Fund's primary investments, and stocks of recently organized companies, in which the Fund may also invest, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

         The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the net asset value of the Fund's shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

         The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Fund purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

INTERNATIONAL GROWTH EQUITY FUND. The investment objective of the International Growth Equity Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. The Fund seeks to achieve its objective by investing principally in common and preferred stocks and securities convertible into common stock of foreign issuers. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in equity securities. The Fund emphasizes stocks of companies that Northern Trust believes to be growing more rapidly than their respective markets and that have low debt ratios and above-average returns on equity. The Fund is country-weighted but not sector-weighted and selects investments based on such factors as financial condition, market share, product leadership, earnings growth rates as compared with those of relevant competitors in the same local market, market valuation in comparison to other stocks and the stock's own historical norms, improving relative price trend and other investment criteria. The Fund will normally limit its equity investments to the securities of companies which together with their predecessors have been in continuous operation for at least five years and have stock market capitalizations in excess of $750 million. The Fund invests in securities listed on foreign and domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets. See "International Funds -- Further Information."

INTERNATIONAL SELECT EQUITY FUND. The investment objective of the International Select Equity Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. The Fund will pursue its objective by investing primarily (at least 65% of the value of its total assets under normal market conditions) in equity securities of foreign issuers that Northern Trust believes to be growing more rapidly than their respective markets, including stocks of companies that have medium to smaller stock market capitalizations (generally less than $1 billion) and that transact a significant level of their business in countries growing in excess of the world averages. The Fund is neither country-weighted nor sector-weighted and will invest in stocks of companies primarily based on their performance in the following areas over a five-year period: growth of sales, growth of earnings per share, consistency of earnings per share growth, return on equity and low debt relative to total capital. As companies which perform relatively well in some or all of these categories often retain their earnings to finance current and future growth, they generally pay low or no dividends. The Fund will normally limit its equity investments to the securities of companies which together with their predecessors have been in continuous operation for at least five years and have stock market capitalizations in excess of $750 million. The Fund invests in securities listed on foreign and domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets. See "International Funds -- Further Information."

TECHNOLOGY FUND. The Technology Fund's investment objective is to seek long-term capital appreciation by investing principally in equity securities and securities convertible into common stock of companies that develop, produce or distribute products and services related to advances in technology. In addition, the Fund will, under normal market conditions, invest at least 65% of the value of its total assets in securities of companies principally engaged in technology business activities. Northern Trust will consider an issuer principally engaged in technology business activities if such issuer is listed on the Morgan Stanley High-Technology 35 Index (the "Morgan Stanley Index"), the Hambrecht and Quist Technology Index (the "H&Q Index"), the SoundView Technology Index (the "SoundView Index"), the technology grouping of the S&P 500 Index or any other comparable technology index. The Morgan Stanley Index is a broad-market technology indicator dedicated exclusively to the electronics-based technology sector. The 35 stocks in the Morgan Stanley Index include the most highly capitalized American companies drawn from nine technology subsectors: computer services/design software, server software, PC software and new media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems and semi-conductors. The H&Q Index is an index of computer and chip makers, biotechnology concerns and other high-tech companies, and the SoundView Index is an unweighted index consisting of more than 100 technology companies.

         The Fund emphasizes stocks of companies that Northern Trust believes have the potential to outperform the market over the next one-to two-year period. Investments are selected based on factors such as financial condition, market share, product leadership or market niches, earnings growth rates as compared with those of relevant competitors, market valuation in comparison to other stocks and the stock's own historical norms, improving relative price trend and other investment criteria. Companies in which the Fund may invest include industrial and business machines; communications; computers, software and peripheral products; electronics; electronic media; environmental services; office equipment and supplies; television and video equipment and services; and satellite technology and equipment. For the purposes of the Fund's industry concentration policy all of the foregoing companies will be deemed part of the technology industry. See "Additional Investment Information, Risks and Considerations -- Investment Restrictions." Certain of the policies of the Fund present additional risks which are described under "Technology Fund -- Additional Risks and Considerations."

OTHER INFORMATION. The Income Equity, Growth Equity, Select Equity, Mid Cap Growth, Small Cap, International Growth Equity, International Select Equity and Technology Funds may purchase warrants and rights that entitle the holder to buy equity securities at a specific price for a specific period of time. (Warrants and rights will not be counted in determining a Fund's investments in equity securities.) In addition to investing in foreign securities directly, the International Growth Equity and International Select Equity Funds may make indirect investments in foreign securities through the purchase of EDRs, GDRs and ADRs. Each of the Income Equity, Stock Index, Growth Equity, Select Equity, Mid Cap Growth, Small Cap Index, Small Cap and Technology Funds may invest up to 10% of its net assets in foreign securities directly and indirectly through the purchase of EDRs and GDRs and up to 25% of its net assets in ADRs, in addition to short-term investments in foreign time deposits as discussed below. The Income Equity Fund may enter into interest rate swaps and the International Growth Equity and International Select Equity Funds may enter into currency swaps. The Funds may purchase convertible securities, enter into forward currency contracts and equity swaps and utilize options and futures contracts as more fully described under "Additional Investment Information, Risks and Considerations." Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the Funds may also invest, in accordance with their respective investment policies, in various short-term obligations that are permissible investments for the Money Market Fund and, with respect to the International Growth Equity and International Select Equity Funds, other similar foreign denominated short-term obligations.

CALIFORNIA FUNDS, FLORIDA INTERMEDIATE TAX-EXEMPT FUND, ARIZONA TAX-EXEMPT FUND -- ADDITIONAL RISKS AND CONSIDERATIONS

         The investments of the California Funds in California Municipal Instruments, the Florida Intermediate Tax-Exempt Fund in Florida Municipal Instruments and the Arizona Tax-Exempt Fund in Arizona Municipal Instruments raise additional considerations. Payment of the interest on and the principal of these instruments is dependent upon the continuing ability of issuers in these states to meet their obligations.

         The California Funds' investments include obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments.

         Because of the complex nature of the various initiatives mentioned above and certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local California governmental entities, the impact of these initiatives and related measures on the ability of California governmental issuers to pay interest or repay principal on their obligations is difficult to determine. There have, however, been certain adverse developments with respect to California Municipal Instruments over the past several years.

         In addition to the various initiatives discussed above, economic factors such as the reduction in defense spending, a decline in tourism and high levels of unemployment have had an adverse impact on the economy of California. In recent years, these economic factors reduced revenues to the state government at a time when expenses of state government such as education costs, various welfare costs and other expenses were rising. Such economic factors adversely impacted the ability of state and local California governmental entities to repay debt, and these factors, and others that cannot be predicted, may have an adverse impact in the future.

         Similarly, if Florida or Arizona or any of their respective political subdivisions should suffer serious financial difficulties to the extent their ability to pay their obligations might be jeopardized, the ability of such entities to market their securities, and the value of the Florida Intermediate Tax-Exempt Fund or the Arizona Tax-Exempt Fund, could be adversely affected.

         In addition to the risk of nonpayment on California, Florida or Arizona Municipal Instruments, if these obligations decline in quality and are downgraded by the NRSROs, they may become ineligible for purchase by the Funds. Since there are large numbers of buyers of these instruments, the supply of California, Florida or Arizona Municipal Instruments that are eligible for purchase by the Funds could become inadequate at certain times.

         Investors should consider the greater risk inherent in the concentration of the California Funds, the Florida Intermediate Tax-Exempt Fund and the Arizona Tax-Exempt Fund in such obligations versus the relative safety that comes with a less geographically concentrated investment portfolio, and should compare the yield available on a portfolio of California, Florida or Arizona Municipal Instruments with the yield of a more diversified portfolio including other Municipal Instruments before making an investment decision.

         A more detailed description of special factors affecting investments in California, Florida and Arizona Municipal Instruments is provided in the Additional Statement.

TECHNOLOGY FUND -- ADDITIONAL RISKS AND CONSIDERATIONS

         The Technology Fund's concentration in technology securities presents special risk considerations. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology industry may affect negatively the financial condition of technology companies, and the Fund's concentration in technology securities may subject it to more volatile price movements than a more diversified securities portfolio. In certain instances, technology securities may experience dramatic price movements precipitated by investors' excessive optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the technology industry can experience sudden and rapid appreciation and depreciation. Investors should, therefore, expect that the net asset value of the Fund's shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

         In addition, it is expected that more than 25% of the Technology Fund's total assets will normally be invested in technology companies which develop or sell computers, software and peripheral products. In addition to the risks associated with other technology companies, these companies are often dependent on the existence and health of other products or industries and face highly competitive pressures, product licensing, trademark and patent uncertainties and rapid technological changes which may have a significant effect on their financial condition. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth.

         The Technology Fund may invest in the stocks of both large and small companies. While Northern Trust believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of small companies also involves greater risk and portfolio price volatility as described above under "Investment Information -- Small Cap Fund."

HIGH YIELD FUNDS - ADDITIONAL RISKS AND CONSIDERATIONS

The investments of the High Yield Municipal Fund and High Yield Fixed Income Fund (the "High Yield Funds") in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, are also considered to have speculative characteristics. Lower quality securities are considered predominately speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Lower quality securities are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities may also be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, subordination to the issuer's other obligations, negative perceptions of the junk bond markets generally and less secondary market liquidity.

The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities which react primarily to fluctuations in the general level of interest rates. Issuers of lower quality securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher quality securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower quality securities, whether or not based or fundamental analysis, may depress the prices for such securities.

Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and are generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

A holder's risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund may also incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of a security. Consequently, credit ratings should be used only as one indicator of investment quality. Investments in lower quality securities, whether rated or unrated, will be more dependent on Northern Trust's credit analysis than would be the case with investments in higher quality securities.

INTERNATIONAL FUNDS -- FURTHER INFORMATION

The International Fixed Income, International Growth Equity and International Select Equity Funds (the "International Funds") will be invested at all times in the securities of issuers located in at least three different foreign countries. These countries may include, but are not limited to, Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Columbia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland,

Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.

         Because the securities markets in the following countries are highly developed, liquid and subject to extensive regulation, the International Growth Equity and the International Select Equity Funds may invest more than 25% of their respective total assets in the securities of issuers located in Japan and the United Kingdom, and the International Fixed Income Fund may invest more than 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan, the United Kingdom and the United States. Investment in a particular country of 25% or more of a Fund's total assets will make a Fund's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. For example, the expected introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment schemes for the euro; the legal treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for existing currencies being converted into the euro and the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time; and whether the conversion of the currencies of other Economic and Monetary Union countries, such as the United Kingdom, Denmark and Greece, into the euro and the admission of other non-Economic and Monetary Union countries, such as Poland, Latvia and Lithuania, as members of the Economic and Monetary Union, may have an adverse impact on the euro. These or other factors, including political risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Funds. Moreover, the reunification of the former German Democratic Republic (East Germany) with the Federal Republic of Germany (West Germany) and other political and social events in Europe have caused considerable economic and social dislocations. Similarly, events in the Japanese economy as well as social and political developments and natural disasters have affected Japanese securities and currency markets, and have disrupted the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments can be expected to produce continuing effects on securities and currency markets. Investment in foreign securities, including securities of issuers located in the countries listed above, involves other risks which are described under "Additional Investment Information, Risks and Considerations."

         Certain investments by the International Funds will involve risks associated with investments in emerging market countries. In addition, securities issued in certain countries are currently accessible to the International Funds only through investment in other investment companies that are specifically authorized to invest in such securities. Further information about these matters is provided under "Additional Investment Information, Risks and Considerations."

FUNDAMENTALS OF FIXED INCOME INVESTING

         Even though interest-bearing securities are investments which often offer a stable stream of income, the prices of fixed income securities are affected by changes in the prevailing level of interest rates. These securities experience appreciation when interest rates decline and depreciation when interest rates rise. A bond fund portfolio consisting of fixed income securities will react in a similar manner. Generally, the longer the maturity of a fixed income security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. A security's rating normally depends on the likelihood that the borrower will meet each interest and principal installment on a timely basis. As a result, lower-rated bonds typically yield more than higher-rated bonds of the same maturity. Credit ratings evaluate the safety of principal and interest payments, not market risk, and rating agencies may or may not make timely changes in a rating to reflect economic or company conditions that affect a security's market value. As a result, the ratings of rating services are used by the Investment Advisers only as indicators of investment quality. For a more complete discussion of ratings, see Appendix A to the Additional Statement.

         In addition, fixed income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined, and a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. As stated above, certain Funds will normally maintain the average-weighted maturities of their portfolios within specified ranges. The maturities of certain instruments, however, such as variable and floating rate instruments, as well as instruments subject to prepayment or redemption by the issuers, are subject to estimation. There is no assurance that the estimations used by the Funds for these instruments will, in fact, be accurate or that, if inaccurate, a Fund's average-weighted maturity will remain within the specified limits.


ADDITIONAL INVESTMENT INFORMATION, RISKS AND CONSIDERATIONS

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

CONVERTIBLE SECURITIES. Each Equity Fund (other than the Stock Index and Small Cap Index Funds), the Fixed Income Fund, High Yield Fixed Income Fund and the International Fixed Income Fund may invest in convertible securities including convertible bonds, debentures, and preferred stock. A convertible security may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Convertible securities acquired by the High Yield Fixed Income Fund will frequently be rated below investment grade. Convertible securities acquired by the other Funds, will usually be rated investment grade by S&P, Moody's, Duff or Fitch or, if unrated, will be of comparable quality as determined by the Investment Advisers. Each of these other Funds, may, however, acquire convertible securities rated below investment grade when the Investment Advisers believe that their investment characteristics make them desirable, so long as (a) under normal market and economic conditions, less than 10% of a Fund's total assets (35% in the case of the Income Equity Fund and 5% in the case of the International Fixed Income Fund, International Growth Equity Fund and International Select Equity Fund) are invested in non-investment grade convertible securities and (b) any such security is rated "B" or higher by at least one major rating agency. As of March 31, 1998, the Income Equity Fund had the following percentages of its portfolio assets invested in convertible securities with the following ratings: 0.44% AAA, 1.58% AA, 23.47% A, 29.95% BBB, 7.43% BB, 17.37% B and 19.75% unrated. For a description of applicable securities ratings, see Appendix A to the Additional Statement. Non-investment grade securities (those that are rated "Ba" or lower by Moody's or "BB" or lower by S&P, Duff or Fitch) are commonly referred to as "junk bonds" and are generally subject to the risks described under "High Yield Funds - Additional Risks and Considerations."

WARRANTS. Each Equity Fund (other than the Stock Index and Small Cap Index Funds) and the High Yield Fixed Income Fund may invest up to 5% of its net assets at the time of purchase in warrants and similar rights in addition to those that have been acquired in units or are attached to other securities. Warrants represent rights to purchase securities at a specific price for a specific period of time. A Fund may also purchase bonds that are issued in tandem with warrants entitling the holder to purchase common stock at a specified price during a specified period. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

MUNICIPAL INSTRUMENTS. The Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt (the "Tax-Exempt Funds") and the Municipal Money Market, California Municipal Money Market and High Yield Municipal Funds (the "Municipal Funds") intend to invest primarily in Municipal Instruments. Municipal Instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

         Municipal Instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

         The Tax-Exempt Funds and the Municipal Funds may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Within the principal classifications of Municipal Instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. Northern Trust, under the supervision of Northern Funds' Board of Trustees, will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.

         The Tax-Exempt Funds and the High Yield Municipal Fund may also hold tax-exempt derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These derivative instruments represent beneficial interests in Municipal Instruments that are marketed by investment banking firms under various names such as FLOATs(SM), RITEs(SM), SAVRs(SM) and RIBs(SM). These instruments represent relatively recent innovations in the municipal bond markets, and the trading market for these instruments is less developed than the markets for traditional types of Municipal Instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of Municipal Instruments and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments. Neither the Funds nor Northern Trust will review the municipal, corporate or other proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

         Each Tax-Exempt Fund and Municipal Fund may acquire "stand-by commitments" relating to the Municipal Instruments it holds. Under a standby commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Instruments to which the commitment relates. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights for trading purposes.

         Municipal Instruments purchased by the Tax-Exempt Funds and the Municipal Funds may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks and other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause loss to a Fund that invests in Municipal Instruments and affect its share price. Foreign letters of credit may involve certain risks in addition to those of domestic obligations. Foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than domestic banks.

         Neither the Tax-Exempt Funds nor the Municipal Funds intend to invest 25% or more of the value of their respective total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry. Each Fund may, however, invest 25% or more of its total assets in Municipal Instruments the interest on which is paid solely from revenues of similar projects. In addition, although the Funds, other than the Florida Intermediate Tax-Exempt Fund, the Arizona Tax-Exempt Fund and the California Funds, do not expect to do so during normal market conditions, each may invest more than 25% of the value of its total assets in Municipal Instruments whose issuers are in the same state. The Florida Intermediate Tax-Exempt Fund expects to invest principally in Florida Municipal Instruments, the California Funds expect to invest principally in California Municipal Instruments and the Arizona Tax-Exempt Fund expects to invest principally in Arizona Municipal Instruments. When a substantial portion of a Fund's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instruments.

         Funds in addition to the Tax-Exempt Funds and the Municipal Funds may invest from time to time in Municipal Instruments or other securities issued by state and local governmental bodies when the Investment Advisers believe such an investment strategy is in the best interest of

Northern Funds' shareholders. Dividends paid by Funds other than the Tax-Exempt Funds and the Municipal Funds on such investments will be taxable to shareholders.

FOREIGN SECURITIES. The International Funds intend to invest primarily in the securities of foreign issuers. In addition, each Equity Fund, the Fixed Income Fund and the High Yield Fixed Income Fund may invest a portion of their assets in such securities, including (except with respect to the Fixed Income Fund) eurodollar convertible securities, which are fixed income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. The Money Market Fund may also invest in dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the European Coal and Steel Community) designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

         Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund that invests in foreign stocks. The holdings of a Fund that invest in fixed income securities will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

         There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

         The Money Market Fund, the Fixed Income Fund, the High Yield Fixed Income Fund, each Equity Fund and each International Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

         To the extent consistent with their investment objectives, the Funds may also invest in obligations of the International Bank for Reconstruction and Development (also known as the World Bank) which are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

         In addition, the International Funds and High Yield Fixed Income Fund may invest their assets in countries with emerging economies or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

         Although a Fund (other than the Money Market Fund) may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, through the use of forward currency exchange contracts and other instruments, the respective net currency positions of the International Funds may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the International Funds will not exceed their respective total asset values, to the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds are also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

         The International Fixed Income Fund may invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. The Fund may also invest in securities denominated in other currency "baskets."

         Investors should understand that the expense ratios of the International Funds can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

         Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Distributions and Taxes."

AMERICAN DEPOSITORY RECEIPTS. Each Equity Fund and each International Fund can invest in ADRs. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

EUROPEAN DEPOSITORY RECEIPTS. Each Equity Fund and each International Fund can also invest in EDRs and GDRs. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Equity Funds (other than the Stock Index and Small Cap Index Funds), the International Funds, the Fixed Income Fund and the High Yield Fixed Income Fund may enter into forward currency exchange contracts in an effort to hedge all or any portion of their portfolio positions. Specifically, foreign currency contracts may be used for this purpose to reduce the level of volatility caused by changes in foreign currency exchange rates or when such transactions are economically appropriate for the reduction of risks in the ongoing management of the Fund. The International Funds and the High Yield Fixed Income Fund may also enter into foreign currency exchange contracts to seek to increase total return when Northern Trust anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not in Northern Trust's view present attractive investment opportunities and are not held by the Fund. In addition, the International Funds and the High Yield Fixed Income Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if Northern Trust believes that there is a pattern of correlation between the two currencies.

         A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although these contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. Consequently, a Fund may choose to refrain from entering into such contracts. In connection with its forward currency exchange contracts, a Fund will segregate liquid assets, such as cash, U.S. government securities or other liquid securities, or will otherwise cover its position in accordance with applicable requirements of the SEC.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment objective, each Fund (other than the Money Market Funds) may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Funds, cross-hedging. These options may relate to particular securities, financial instruments, foreign currencies, stock or bond indices or (in the case of the International Fixed Income Fund and High Yield Income Fund) the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Fund will not purchase put and call options where the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

         To the extent consistent with its investment objective, each Fund (other than the Money Market Funds) may also invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs. The Funds may also invest in futures contracts and options in futures contracts to increase total return (i.e. for speculative purposes). The value of a Fund's futures contracts may equal up to 100% of the Fund's total assets, although a Fund will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its total assets.

         Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a foreign currency. When used as a hedge, a Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline or currency exchange fluctuation. A Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

         A Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price anytime during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Fund's position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

         The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option;
(b) the possible inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and
(d) the Investment Advisers' ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors. For further discussion of risks involved with domestic and foreign futures and options, see "Futures Contracts and Related Options" and Appendix B in the Additional Statement.

         Northern Funds intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Funds from registration as a "commodity pool operator."

INTEREST RATE SWAPS, FLOORS AND CAPS AND CURRENCY SWAPS. In order to protect their value from interest rate fluctuations and to hedge against fluctuations in the floating rate market, each Fixed Income Fund and the Income Equity Fund may enter into interest rate swaps, and the U.S. Government, Short-Intermediate U.S. Government, Fixed Income, International Fixed Income, High Yield Municipal and High Yield Fixed Income Funds may purchase interest rate floors or caps. The Funds expect to enter into these hedging transactions primarily to preserve a return or spread of a particular investment or portion of their respective holdings and to protect against an increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. In order to protect against currency fluctuations, the International Funds and the High Yield Fixed Income Fund may also enter into currency swaps. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies.

         The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and the Fund will segregate liquid assets having an aggregate net asset value at least equal to such accrued excess. Except for the High Yield Municipal and High Yield Fixed Income Funds (which are not subject to any minimum rating criteria), a Fund will not enter into any interest rate swap, floor or cap transaction or any currency swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated either A or A-1 or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's.

EQUITY SWAPS. Each Equity Fund may invest in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. They may also be used for hedging purposes or to seek to increase total return. A Fund will normally enter into equity swaps on a net basis whereby the two returns are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two returns. Equity swaps are derivatives and their values can be very volatile. To the extent that the Investment Advisers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. A Fund will not enter into any equity swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated either A or A-1 or better by S&P, Duff or Fitch or A or P-1 or better by Moody's. In connection with its investments in equity swaps, a Fund will segregate cash or liquid assets or otherwise cover its obligations in a manner required by the SEC.

UNITED STATES GOVERNMENT OBLIGATIONS. To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the

Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

         Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid.

STRIPPED OBLIGATIONS. To the extent consistent with their respective investment objectives, the Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. government and other domestic and foreign obligations. These participations, which may be issued by the U.S. government (or a U.S. government agency or instrumentality), foreign governments or private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

         SMBS issued by the U.S. government (or a U.S. government agency or instrumentality) may be considered liquid under guidelines established by Northern Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with their respective investment objectives, the Funds, other than the U.S. Government Select Money Market Fund, may also purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and

CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. Like other stripped obligations, these participations are also normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the U.S. Government Money Market Fund in such participations will not exceed 35% of the value of that Fund's total assets.

ASSET-BACKED SECURITIES. The U.S. Government Money Market Fund, the U.S. Government Fund and the Short-Intermediate U.S. Government Fund may purchase securities that are secured or backed by mortgages and that are issued by the U.S. government, its agencies or instrumentalities. The other Funds may purchase asset-backed securities that are secured or backed by mortgages or other assets (e.g., automobile loans, credit card receivables and other financial assets) and are issued by the U.S. government, GNMA, FNMA, Federal Home Loan Mortgage Corporation, and private issuers such as commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks, investment banks and certain special purpose entities. Except for the two High Yield Funds, the Funds will not purchase non-mortgage asset-backed securities that are not rated investment grade by S&P, Duff, Fitch or Moody's.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         The Funds may acquire several types of mortgage-backed securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Funds will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

         The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of a Fund (other than a Money Market Fund), the maturity of asset-backed securities will be based on estimates of average life. There can be no assurance that these estimates will be accurate.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their respective investment objectives, the Funds, other than the U.S. Government Select Money Market Fund, may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of specific obligation or by government regulation. For purposes of determining the permissibility of an investment in bank obligations, the total assets of a bank are determined on the basis of the bank's most recent annual financial statements.

EXCHANGE RATE-RELATED SECURITIES. The Fixed Income, International Fixed Income, High Yield Fixed Income and Income Equity Funds may each invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

         Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

INSURANCE FUNDING AGREEMENTS. The Money Market Fund, the Fixed Income Fund and the High Yield Fixed Income Fund may make limited investments in insurance funding agreements ("IFAs") issued by U.S. and foreign insurance companies. Pursuant to these contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Money Market Fund and Fixed Income Fund will only purchase highly rated IFAs. The High Yield Fixed Income Fund is not subject to any minimum rating criteria. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs does not currently exist. Therefore, IFAs will be subject to a Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. See "Illiquid Securities."

STRUCTURED SECURITIES. To the extent consistent with their respective investment objectives, the Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market rise than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. To the extent consistent with their respective investment objectives, the Funds may invest in zero coupon and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The Funds may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

LOAN PARTICIPATIONS. The High Yield Fixed Income Fund may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

         Participation interests acquired by the High Yield Fixed Income Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fixed Income Fund act as co-lender in connection with a participation interest or when the High Yield Fixed Income Fund acquires certain participation interests, the High Yield Fixed Income Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fixed Income Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fixed Income Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fixed Income Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fixed Income Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fixed Income Fund will be regarded as illiquid.

         For purposes of certain investment limitations pertaining to diversification of the High Yield Fixed Income Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fixed Income Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fixed Income Fund and the borrower will be deemed issuers of a loan participation.

VARIABLE AND FLOATING RATE INSTRUMENTS. In accordance with their respective investment objectives, the Funds may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate and long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date. A Fund may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features subject to applicable SEC regulations. Unrated instruments will be determined by the Investment Advisers to be of comparable quality at the time of purchase to rated instruments purchasable by the Funds.

         The Funds (other than the Money Market Funds) may also invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

         The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of the instruments if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments (including inverse floaters) will be subject to a Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. See "Illiquid Securities."

REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by Northern Funds' custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Fund is authorized to make borrowings as described below under "Investment Restrictions." If the securities held by a Fund should decline in value while borrowings are outstanding, the market value of the Fund's portfolio will decline proportionately more than the decline in value it would otherwise suffer. Borrowings may be made through reverse repurchase agreements under which a Fund sells portfolio securities to financial institutions such as banks and broker/dealers and agrees to repurchase them at a particular date and price. The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Funds (other than the Municipal Money Market, U.S. Government Select Money Market,

California Municipal Money Market, Income Equity, Growth Equity, Select Equity and Small Cap Funds) may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Fund. During the time a reverse repurchase agreement is outstanding, a Fund will segregate liquid assets having a value at least equal to the repurchase price. A Fund's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, whenever borrowings exceed 5% of the Fund's total assets, the Fund will not make any investments.

SECURITIES LENDING. Each Fund may seek additional income from time to time by lending securities on a short-term basis to banks, brokers and dealers. The securities lending agreements will require that the loans be secured by collateral in cash, cash equivalents, U.S. government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Fund may not make such loans in excess of 33 1/3% of the value of its total assets (including the loan collateral). Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Investment Advisers.

INVESTMENT COMPANIES. In connection with the management of its daily cash positions, each Fund may invest in securities issued by other investment companies which invest in short-term, high-quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. In addition, each Fund may invest in securities issued by other investment companies if otherwise consistent with its investment objectives and policies, including shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one or more specified foreign countries. As a shareholder of another investment company, a Fund will bear, along with other shareholders, its pro rata portion of the other investment company's expenses including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations. Investments in other investment companies will be subject to the limits imposed by the 1940 Act.

REAL ESTATE INVESTMENT TRUSTS. The High Yield Fixed Income, Income Equity, Small Cap Index and Small Cap Funds may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

ILLIQUID SECURITIES. Each Fund may invest up to 15% (10% in the case of the Money Market Funds) of the value of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements and time deposits with notice/termination dates in excess of seven days, SMBS issued by private issuers, certain unlisted over-the-counter options, certain IFAs and other securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act").

         If otherwise consistent with its investment objective and policies, each Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Advisers determine, under guidelines approved by Northern Funds' Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

PORTFOLIO TRANSACTIONS AND TURNOVER. Northern Funds' Advisory Agreement provides that in selecting brokers or dealers to place orders for transactions (a) involving common and preferred stocks, the Investment Advisers shall use their best judgment to obtain the best overall terms available and (b) involving bonds and other fixed income obligations, the Investment Advisers shall attempt to obtain best net price and execution. In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Advisers or an affiliate exercises investment discretion. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

         The portfolio turnover rates of the Funds will vary from year to year, and may be affected by changes in country and currency weightings, as well as changes in the holdings of specific issuers. Investments in issuers in smaller or emerging markets may also contribute to portfolio turnover for the International Funds. High portfolio turnover (100% or more) may result in the realization of short-term capital gains which are taxable to shareholders as ordinary income. In addition, higher turnover rates can result in corresponding increases in commissions and other transaction costs. The Investment Advisers will not consider turnover rate a limiting factor in making investment decisions. The portfolio turnover rate of each Fund (other than the Money Market Funds, the Short-Intermediate U.S. Government Fund, the California Intermediate Tax-Exempt Fund, the Arizona Tax-Exempt Fund, the Mid Cap Growth Fund and the Small Cap Index Fund) is stated under "Financial Highlights." Northern Funds expects that the annual turnover rate of each of the Short-Intermediate U.S. Government Fund, the California Intermediate Tax-Exempt Fund, the Arizona Tax-Exempt Fund, the California Tax-Exempt Fund and the Small Cap Index Fund will generally not exceed 100%, and the annual portfolio turnover rate of High Yield Municipal Fund and the High Yield Fixed Income Fund will generally not exceed 300%.

MISCELLANEOUS. A security will be considered to be a permissible investment for a Fund if it has received the minimum permitted rating for that Fund from one major rating agency, even though it has received a lower rating from other rating agencies. After its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Advisers will consider such an event in determining whether the Fund should continue to hold the security. Except with respect to each of the two High Yield Funds, and except for the convertible securities described above, the Investment Advisers expect to sell promptly any fixed income securities that are non-investment grade which exceed 5% of a Fund's net assets, or are below the minimum rating described above in the case of the Money Market Funds, where it has determined that such sale is in the best interest of the Fund.

         For a description of applicable securities ratings, see Appendix A to the Additional Statement. Investment grade securities rated BBB by S&P, Duff or Fitch, or Baa by Moody's have certain speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

         Each Fund may also purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by the Investment Advisers to be substantially similar to those of any other investment otherwise permitted by the investment policies discussed above.

INVESTMENT RESTRICTIONS

A Fund's investment objective may be changed by Northern Funds' Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund. No assurance can be provided that a Fund will achieve its investment objective.

         Each Fund has also adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of a Fund's outstanding shares. The following description summarizes several of the Funds' fundamental restrictions, which are set forth in full in the Additional Statement.

         No Fund may:

         1. invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry (a) with certain limited exceptions set forth in the Additional Statement and (b) except that the Technology Fund may not invest less than 25% of its total assets at the time of purchase in the securities of issuers principally engaged in technology business activities, other than during temporary defensive periods;

         2. borrow money except in amounts up to 33 1/3% of the value of its total assets at the time of borrowing;

         3. purchase securities (with certain limited exceptions stated in the Additional Statement) if more than 5% of its total assets at the time of purchase will be invested in the securities of any one issuer, except that up to 25% (50% for the California Municipal Money Market Fund) of a Fund's total assets may be invested without regard to this 5% limitation; or

         4. subject to the foregoing 25% exception (and certain other limited exceptions as stated in the Additional Statement), purchase more than 10% of the outstanding voting securities of any issuer.

         Restrictions 3 and 4 do not apply to the California Intermediate Tax-Exempt Fund, the Florida Intermediate Tax-Exempt Fund, the Arizona Tax-Exempt Fund, the California Tax-Exempt Fund or the International Fixed Income Fund. Instead, as a non-fundamental investment restriction, these Funds will not hold any securities (except U.S. government securities) that would cause, at the end of any tax quarter, more than 5% of their respective total assets to be invested in the securities of any one issuer, except that up to 50% of the respective Fund's total assets may be invested without regard to this limitation so long as no more than 25% of the Fund's total assets are invested in any one issuer (except the U.S. government, its agencies and instrumentalities).

         In accordance with current SEC regulations, the Money Market, U.S. Government Money Market, U.S. Government Select Money Market, Municipal Money Market and California Municipal Money Market Funds intend, as a non-fundamental policy, to limit investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. government securities or securities of other investment companies) to not more than 5% of the value of their respective total assets at the time of purchase, except that (a) 25% of the value of the total assets of the California Municipal Money Market Fund may be invested in fewer than five issuers; (b) 25% of the value of the total assets of the other Money Market Funds may be invested in any one issuer for a period of up to three Business Days; and (c) securities subject to certain unconditional guarantees are subject to different diversification requirements as described in the Additional Statement. In addition, the Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds will limit their investments in all securities, and the Municipal Money Market and California Municipal Money Market Funds will limit their investments in certain conduit securities as described in the Additional Statement, that are not in the highest rating category as prescribed by SEC regulations.

OPENING AN ACCOUNT AND PURCHASING SHARES

         An investment account may be opened and shares purchased directly from Northern Funds by following the instructions below under "Purchasing Shares Directly from the Funds." If you maintain certain accounts at Northern Trust or another institution (such as a bank or broker/dealer) that has entered into an agreement with Northern Funds to provide services to its customers, you may purchase shares through your institution in accordance with its procedures. See "Purchasing Shares Through Northern Trust and Other Institutions" below for more details. If you have any questions or need any assistance in opening an investment account or purchasing shares, call 1-800-595-9111.

         As of the date of this Prospectus, shares of the Short-Intermediate U.S. Government, California Intermediate Tax-Exempt, Arizona Tax-Exempt and Small Cap Index Funds are not being offered.

PURCHASING SHARES DIRECTLY FROM THE FUNDS

         For your convenience, there are a number of ways to invest directly with Northern Funds. When establishing an investment account directly with Northern Funds, the minimum initial investment in a Fund is $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

BY MAIL. You may purchase shares by mail by sending a Purchase Application, a copy of which accompanies this Prospectus, together with a check or money order payable to Northern Funds in the envelope provided or by addressing your envelope to Northern Funds at P.O. Box 75986, Chicago, Illinois 60690-6319. Purchase orders on behalf of corporations and other entities must be accompanied by a certified corporate resolution or other acceptable evidence of authority. If using overnight delivery use the following address: 801 South Canal Street, Chicago, Illinois 60607, Attn: Northern Funds. Your check must be drawn on a bank located in the U.S. and must be payable in U.S. dollars. When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment, or indicate on your check or a separate piece of paper your name, address and account number.

         A $20 fee will be charged by the Transfer Agent if any check used for investment does not clear. In addition, you will be responsible for any loss suffered by a Fund. If you purchase shares by check and subsequently request the redemption of those shares, Northern Funds may delay the payment of redemption proceeds until the Transfer Agent is satisfied that the check has cleared, which may take up to 15 days from the purchase date. If you anticipate redemptions soon after purchase, you may wish to wire funds to avoid delays. Northern Funds will not accept payment in cash or third party checks for the purchase of shares.

BY WIRE. You may make initial or subsequent investments in shares of the Funds by wiring federal funds. If you are opening an account with a wire purchase, you must call 1-800-595-9111 for instructions prior to wiring funds. You must promptly complete a Purchase Application and forward it to the Transfer Agent in the envelope provided herewith, or by addressing your envelope to Northern Funds at P.O. Box 75986, Chicago, Illinois 60690-6319. Additional requirements may be imposed. Redemptions will not be paid until your completed application has been received by the Transfer Agent. If you wish to add to an existing account by wire purchase, you may wire federal funds to:

                  The Northern Trust Company
                  Chicago, Illinois
                  ABA Routing No.  0710-00152
                  (Reference 10 Digit Fund Account Number)
                  (Reference Shareholder's Name)

DIRECT DEPOSIT. You may purchase additional shares through the Direct Payroll Deposit Plan offered by Northern Funds. Through this plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. In order to participate in the plan, your employer must have direct deposit capabilities through the Automated Clearing House ("ACH") available to its employees. The plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments. Northern Funds reserves the right, at any time and without prior notice, to limit or terminate the Direct Payroll Deposit privilege or its use in any manner by any person.

AUTOMATIC INVESTMENT. Northern Funds offers an Automatic Investment Plan that allows you to automatically purchase shares on a regular, monthly basis ($250 initial minimum, $50 monthly minimum additions). Under this plan the Transfer Agent originates an ACH request to your financial institution which forwards funds periodically to the Transfer Agent to purchase shares. The plan can be established with any financial institution that participates in the ACH funds transfer system. No service fee is currently charged by Northern Funds for participation in the plan. You may establish the plan by completing the appropriate section on the Purchase Application when opening an account. You may also establish the plan after an account is opened by completing an Automatic Investment Plan Application which may be obtained by calling 1-800-595-9111. If an investor discontinues participation in the plan, the Funds reserve the right to redeem the investor's account involuntarily, upon 30 days' written notice, if the account's net asset value is $1,000 or less. Involuntary redemptions will not be made because the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

DIRECTED REINVESTMENTS. In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. In addition, systematic withdrawals from one account and reinvestments in another account may be established. See "Redeeming and Exchanging Directly from the Funds -- Systematic Withdrawals." Reinvestments can only be directed to an existing Northern Funds' account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

BY EXCHANGE. You may open a new account or add to an existing account by exchanging shares of one Fund for shares of any other Fund offered by Northern Funds. See "Redeeming and Exchanging Shares" for details.

PURCHASING SHARES THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

Northern Trust customers may purchase shares through their qualified accounts and should consult with their account officer for additional information and instructions. Customers of other institutions (together with Northern Trust, "Service Organizations"), such as banks or broker-dealers that have entered into agreements with Northern Funds, should contact their account officers for appropriate purchase instructions. Northern Trust or another Service Organization may impose particular customer account requirements in connection with investments in the Funds, such as minimum account size or minimum account thresholds above which excess cash balances may be invested in Fund shares. To determine whether you may purchase shares through your institution, contact your institution directly or call 1-800-595-9111. Purchases (and redemptions) placed through Northern Trust or another Service Organization are processed only on days that both Northern Funds and the particular institution are open for business.

         Depending on the terms of the particular account used to purchase Fund shares, Northern Trust or other institutions may impose charges against the account. These charges could include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income. The charges will reduce the net return on an investment in a Fund. For further discussion of Service Organizations and the procedures for purchasing (and redeeming) shares through them, see "Management --Service Organizations."

         Northern Funds may authorize certain financial intermediaries (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers to accept on Northern Funds' behalf purchase, redemption and exchange orders placed by or on behalf of such customers and, if approved by Northern Funds, to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order by or on behalf of a customer when the order is accepted in proper form by the authorized intermediary on a Business Day (as defined below). A customer should contact its intermediary to learn whether it is authorized to accept orders for Northern Funds.

ADDITIONAL PURCHASE INFORMATION

EFFECTIVE TIME AND PRICE OF PURCHASES -- NON-MONEY MARKET FUNDS. Except as provided below under "Further Information -- Miscellaneous," a purchase order for Fund shares accepted by the Transfer Agent or other authorized intermediaries by 3:00 p.m. (Chicago Time) on a Business Day (as defined below) will be priced at the net asset value determined on that day, provided that either: (a) the order is in proper form and accompanied by payment of the purchase price; (b) the order is placed by Northern Trust or a Service Organization that is acting on behalf of itself or its qualified customer accounts and undertakes to make payment on the next Business Day in the form of federal funds or other immediately available funds; or (c) the order is accepted by an authorized intermediary and payment is to be made on the next Business Day in accordance with procedures acceptable to Northern Funds. Orders received after 3:00 p.m. will be effected at the next determined net asset value, provided that payment is made as provided herein. If a Service Organization accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by the Transfer Agent or other authorized intermediary on a Business Day in accordance with the foregoing procedures.

EFFECTIVE TIME AND PRICE OF PURCHASES -- MONEY MARKET FUNDS. Except as provided below under "Further Information -- Miscellaneous," a purchase order for Fund shares accepted by the Transfer Agent or other authorized intermediaries by 1:00 p.m. (Chicago Time) on a Business Day will be priced at the net asset value determined that day, provided that either: (a) the order is in proper form and payment in immediately available funds has been received by the Transfer Agent by that time; (b) the order is placed by Northern Trust or a Service Organization that is acting on behalf of itself or its qualified customer accounts and undertakes to make payment by the close of the same Business Day in the form of Federal funds or other immediately available funds; or (c) the order is accepted by an authorized intermediary and payment is to be made by the close of the same Business Day in accordance with procedures acceptable to the Northern Funds. Purchase orders received by the Transfer Agent that are accompanied by payment in any form other than immediately available funds will not be executed until payment is converted to Federal funds, which normally occurs within two Business Days after receipt.

MISCELLANEOUS PURCHASE INFORMATION. You will be responsible for all losses and expenses of the Funds as a result of a check that does not clear or an ACH transfer that is rejected. Northern Funds may decline to accept a purchase order when, in the judgment of Northern Funds or the Investment Advisers, it would not be in the best interest of existing shareholders to accept the order. If payment is not received as described above from a Service Organization on the next Business Day following placement of an order (on the same Business Day for Money Market

Funds), or if payment is not received as described above from an authorized intermediary on the Business Day following acceptance of an order (on the same Business Day for Money Market Funds) by the authorized intermediary, the Service Organization or authorized intermediary may be liable for resulting fees and losses and the transactions may be cancelled.

         Federal regulations require that you provide a social security number or other certified taxpayer identification number upon opening or reopening an account. Purchase Applications without such a number or an indication that a number has been applied for will not be accepted. If a number has been applied for, the number must be provided and certified within 60 days of the date of the Purchase Application. Payment for shares of a Fund may, in the discretion of the Transfer Agent, be made in the form of securities that are permissible investments for the respective Fund. For further information, see the Additional Statement. Additions or changes to any information in your account registration (for example, a change in registration from a joint account to an individual account) may be made by submitting a written request to the Transfer Agent accompanied by a signature guarantee by a financial institution that is a participant in the Stock Transfer Agency Medallion Program ("STAMP") or such other means or evidence of authority as may be acceptable to the Transfer Agent. Additional requirements may be imposed. In the interests of economy and convenience, certificates representing shares of the Funds are not issued. Northern Funds may reproduce this Prospectus in an electronic format which may be available on the Internet. If you have received this Prospectus in its electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to Northern Funds Center at P.O. Box 75986, Chicago, Illinois 60690-6319, calling 1-800-595-9111, or sending an e-mail to: northernfunds@execpc.com.

REDEEMING AND EXCHANGING SHARES

You can arrange to withdraw your investment in the Funds by selling some or all of your shares. This process is known as "redeeming" your shares. The procedures for redeeming shares differ depending on whether you purchase your shares directly from Northern Funds or through Northern Trust or another Service Organization. If you purchase your shares through an account at Northern Trust or another Service Organization, you will redeem them in accordance with the instructions pertaining to that account.

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS

When you purchase your shares directly from Northern Funds, you may redeem or exchange shares by the methods described below. You may also use any of these methods if you purchase your shares through an account at Northern Trust or another Service Organization and you appear on Northern Funds' records as the registered holder. You may call 1-800-595-9111 if you have any questions regarding redemptions or exchanges.

         Northern Funds imposes no charges when you redeem or exchange shares. However, when shares of any Fund are purchased through Northern Trust or another Service Organization, a fee may be charged by those institutions for providing services in connection with your investment.

BY MAIL. You may redeem shares in any number or dollar amount by sending a written request to Northern Funds, P.O. Box 75986, Chicago, Illinois 60690-6319. The redemption request must state the number of shares or the dollar amount to be redeemed and identify the Fund account number. If the redemption proceeds are to be sent elsewhere than the address of record, each request must be accompanied by a signature guarantee by a financial institution that participates in STAMP or such other means or evidence of authority as may be acceptable to the Transfer Agent. In addition, written requests for redemptions exceeding $50,000 must be accompanied by a signature guarantee by a financial institution that participates in STAMP or such other means or evidence of authority as may be acceptable to the Transfer Agent. Additional requirements may be imposed. A signature notarized by a notary public is unacceptable. Northern Funds reserves the right to require signature guarantees in other circumstances based on the amount of the redemption request or other factors, and may impose additional requirements.

BY WIRE. If you authorize wire redemptions on your Purchase Application, shares can be redeemed and the proceeds sent by federal wire transfer to a previously designated account. You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. The minimum amount that may be redeemed by this method is $250. Northern Funds reserves the right to change this minimum or to terminate the wire redemption privilege at any time without notice. To change bank instructions, a written request accompanied by a signature guarantee by a financial institution that participates in STAMP, or such other means or evidence of authority acceptable to the Transfer Agent, must be sent to Northern Funds, P.O. Box 75986, Chicago, Illinois 60690-6319. Additional requirements may be imposed.

BY CHECK. You may also redeem shares of the Money Market Funds by redemption check in amounts of $250 or more once the checkwriting privilege has been established. When the check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the particular Fund involved to redeem a sufficient number of your shares to cover the amount of the check. Dividends are earned until the check clears the Transfer Agent. You can establish the checkwriting privilege by checking the appropriate box on the Purchase Application, or if your Fund account is already opened, by completing the appropriate form which may be obtained by calling the Transfer Agent at 1-800-595-9111. When establishing checkwriting for an account that is already opened, the form must be signed by each person whose name appears on the account accompanied by signature guarantees by a financial institution that participates in STAMP or such other means or evidence of authority as may be acceptable to the Transfer Agent. Additional requirements may be imposed.

         You may place stop payment requests on checks by calling the Transfer Agent at 1-800-595-9111. A $20 fee will be charged for each stop payment request. If there are insufficient shares in your account to cover the amount of your redemption by check, the check will be returned, marked "insufficient funds," and a fee of $20 will be charged to the account. You may not use checks to close an account or redeem shares purchased within the past fifteen days. Checks you write will not be returned to you, although copies are available upon request.

Northern Funds reserves the right, at any time without prior notice, to suspend, limit or terminate the checkwriting privilege or its use in any manner by any person.

SYSTEMATIC WITHDRAWALS. Northern Funds offers a Systematic Withdrawal Plan. If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals ($250 minimum amount per withdrawal) and distributed in cash or reinvested in one or more of the other Funds offered by Northern Funds. See "Purchasing Shares Directly from the Funds -- Directed Reinvestments." An application form and additional information may be obtained from the Transfer Agent by calling 1-800-595-9111.

EXCHANGE PRIVILEGE. Northern Funds offers an exchange privilege that permits you to exchange shares of one Fund for shares of another Fund offered by Northern Funds. To establish the exchange privilege, you must check the appropriate box on the Purchase Application or, if your Fund account is already opened, you may send a written request to the Transfer Agent, and must establish or maintain accounts with an identical title in each Fund involved in an exchange transaction. In addition, the shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange).

         Since an excessive number of exchanges may be disadvantageous to Northern Funds, Northern Funds reserves the right, at any time without prior notice, to suspend, limit or terminate the exchange privilege of any shareholder who makes more than eight exchanges of shares in a year and/or two exchanges of shares in a calendar quarter. A shareholder may continue making exchanges until notified that the exchange privilege has been suspended, limited or terminated. Northern Funds reserves the right to modify or terminate the exchange privilege at any time and to reject any exchange request. Questions regarding the exchange privilege may be directed to 1-800-595-9111 or to your account officer at your Service Organization. Exchanges will be processed only when the shares being acquired can be legally sold in the state of the investor's residence.

         Exchanges may have tax consequences. No exchange fee is currently imposed by Northern Funds on exchanges. Northern Funds reserves, however, the right to impose a charge in the future.

TELEPHONE PRIVILEGE. This privilege permits you to redeem or exchange shares by telephone. To establish the telephone privilege, you must check the appropriate box on the Purchase Application, or if your Fund account is already opened, you may send a written request to the Transfer Agent. The request must be signed by each owner of the account and accompanied by signature guarantees as provided below or such other means or evidence of authority as may be acceptable to the Transfer Agent. Once you have established the telephone privilege, you may use the telephone privilege by calling the Transfer Agent at 1-800-595-9111.

         The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. The proceeds for redemption orders will be sent by check, by wire transfer or by transfer to an account maintained at Northern Trust or an affiliated bank. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record. The address of record for redemption checks may be changed only by a written request accompanied by signature guarantees by a financial institution that participates in STAMP or such other means or evidence of authority as may be acceptable to the Transfer Agent and sent to Northern Funds, P.O. Box 75986, Chicago, Illinois 60690-6319. Additionally, the Transfer Agent utilizes recorded lines for telephone transactions and will request a form of personal identification if such identification has been furnished to the Transfer Agent. Neither Northern Funds nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. To the extent that Northern Funds fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for instructions that prove to be fraudulent or unauthorized. In all other cases, you will bear the risk of loss.

         Northern Funds reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by Northern Funds at any time without notice. During periods of substantial economic or market change, telephone redemptions may be difficult to place. If you are unable to contact the Transfer Agent by telephone, shares may also be redeemed by mail as described above under the discussion of redemptions by mail.

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchase your shares through an account at Northern Trust or another Service Organization, you will redeem or exchange them in accordance with the instructions pertaining to that account. If you are listed on the books of Northern Funds as the shareholder of record, you may also redeem and exchange your shares using any of the methods described above under "Redeeming and Exchanging Directly from the Funds." Questions regarding these redemptions or exchanges should be directed to your account representative at Northern Trust or another Service Organization. Although Northern Funds imposes no charges when you redeem, when shares are purchased through Northern Trust or another Service Organization a fee may be charged by those institutions for providing services in connection with your account.

ADDITIONAL REDEMPTION AND EXCHANGE INFORMATION

EFFECTIVE TIME AND PRICE OF REDEMPTIONS AND EXCHANGES. Except as provided below under "Further Information --Miscellaneous," redemption orders for shares of a non-Money Market Fund are processed at the net asset value next determined at 3:00 p.m. (Chicago Time) after receipt in good order by the Transfer Agent or an authorized intermediary (see "Opening an Account and Purchasing Shares - Purchasing Shares Through Northern Trust and Other Institutions" above) by 3:00 p.m. (Chicago Time) on a Business Day, and redemption orders for shares of a Money Market Fund are processed at the net asset value next determined at 1:00 p.m. (Chicago Time) after receipt in good order by the Transfer Agent or an authorized intermediary by 1:00 p.m. (Chicago Time) on a Business Day. Good order means that the request must include the following information: the account number and Fund name; the amount of the transaction (as specified in dollars or number of shares); the signatures of all account owners exactly as they are registered on the account (except for telephone and wire redemptions);

required signature guarantees (if applicable); and other supporting legal documents that might be required in the case of estates, corporations, trusts and certain other accounts. Call 1-800-595-9111 for the additional documentation that may be required of these entities. Exchange orders are likewise processed at the net asset value per share next determined after receipt in good order by the Transfer Agent or an authorized intermediary on a Business Day.

PAYMENT OF REDEMPTION PROCEEDS -- NON-MONEY MARKET FUNDS. The non-Money Market Funds will make payment for redeemed shares typically within one or two Business Days, but no later than the seventh day after receipt by the Transfer Agent or an authorized intermediary of a request in good order on a Business Day, except as otherwise provided by the rules of the SEC. However, if any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. This procedure does not apply to shares purchased by money order or wire payment.

PAYMENT OF REDEMPTION PROCEEDS -- MONEY MARKET FUNDS. If received by the Transfer Agent by 1:00 p.m. (Chicago Time) on a Business Day, a redemption request normally will result in proceeds being sent on the next Business Day, unless payment in immediately available funds on the same Business Day is specifically requested. Proceeds for redemption orders received on a non-Business Day will normally be sent on the second Business Day after receipt in good order. However, if any portion of the shares to be redeemed represents an investment made by check, Northern Funds may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. Northern Funds reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless Northern Trust or the Transfer Agent is directed otherwise. The ACH system may be utilized for payment of redemption proceeds. Redemptions may not be processed if a shareholder has failed to submit a completed and signed Purchase Application. Northern Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.

         To relieve Northern Funds of the cost of maintaining uneconomical accounts, Northern Funds reserves the right to redeem the shares held in any account if at the time of any redemption of shares in the account, the net asset value of the remaining shares in the account falls below $1,000. Before such involuntary redemption would occur, you would be given at least 60 days' written notice and, during that period, you could make an additional investment to restore the account to at least the minimum amount, in which case there would be no such redemption. Involuntary redemptions will not be made because the value of shares in an account falls below the minimum amount solely because of a decline in a Fund's net asset value. Northern Funds also reserves the right to redeem the shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to Northern Funds and its shareholders. Any involuntary redemption would be at net asset value. Northern Funds also reserves the right to redeem shares involuntarily if it is otherwise appropriate to do so under the 1940 Act (see "Amortized Cost Valuation" in the Additional Statement).

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each Money Market Fund's net investment income is declared as a dividend on each Business Day. Net investment income includes interest accrued on the Fund's assets less the Fund's estimated expenses. Dividends from net investment income are paid monthly, except that dividends will be paid promptly upon a total redemption of shares in an account not subject to a standing order for the purchase of additional shares. Net realized short-term capital gains, after reduction for capital loss carry-forwards, if any, of a Fund may be distributed from time to time during Northern Funds' fiscal year (but not less frequently than annually). The Money Market Funds do not expect to realize net long-term capital gains. Money Market shares begin earning dividends on the day an order is executed if payment in immediately available funds is received by Northern Funds that day by the time designated under "Opening an Account and Purchasing Shares - Additional Purchase Information - Effective Time and Price of Purchases
- Money Market Funds;" otherwise, shares begin earning dividends on the day after an order is executed.

         Dividends from the net investment income of each of the U.S. Government, Short-Intermediate U.S. Government, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds are declared daily on each Business Day and paid monthly. Shares of these Funds are entitled to the dividends declared by a Fund beginning on the next Business Day after the purchase order is executed.

         Dividends from the net investment income of the other Funds are declared and paid as follows:

                                                            DIVIDENDS
         FUND                                            DECLARED AND PAID

International Fixed Income...........................      Quarterly
High Yield Municipal.................................      Monthly
High Yield Fixed Income..............................      Monthly
Income Equity........................................      Monthly
Stock Index..........................................      Quarterly
Growth Equity........................................      Quarterly
Select Equity........................................      Annually
Mid Cap Growth.......................................      Quarterly
Small Cap Index......................................      Annually
Small Cap ...........................................      Annually
International Growth Equity..........................      Annually

International Select Equity..........................      Annually
Technology...........................................      Annually

         The net realized capital gains of each Fund are distributed at least annually.

         Dividends and capital gain distributions, if any, will reduce the net asset value of a Fund (other than a Money Market Fund) by the amount of the dividend or capital gain distribution. Dividends and capital gain distributions, if any, are automatically reinvested (without any sales charge or portfolio transaction fee) in additional shares of the same Fund at their net asset value determined on the payment date. You may, however, notify the Transfer Agent in writing that you elect instead to have dividends and/or capital gain distributions paid in cash or reinvested in shares of another Fund offered by Northern Funds at their net asset value determined on the payment date (provided you maintain an account in such Fund). This election will become effective for distributions paid two days after its receipt by the Transfer Agent.

         Net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account with respect to the International Fixed Income Fund in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his or her shares.

TAXES

As with any investment, you should consider the tax implications of an investment in Northern Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation. Northern Funds will send written notices to shareholders annually regarding the tax status of distributions made by the Funds. The Funds will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"), meaning that to the extent a Fund's earnings are distributed to shareholders as required by the Code, the Fund itself is not required to pay federal income taxes.

         To qualify, a Fund will pay as dividends at least 90% of its investment company taxable income and at least 90% of its net tax-exempt income (if any) each year. Investment company taxable income includes, but is not limited to, taxable interest, dividends and short-term capital gains less expenses. Dividends based on either investment company taxable income (which includes income resulting from investments in options and futures contracts) or the excess of net short-term capital gain over net long-term capital loss are treated as ordinary income in determining gross income for tax purposes, whether or not the dividends are received in cash or additional shares. (Federal income taxes for distributions to an IRA or other qualified retirement account are deferred or eliminated under the Code.)

         Dividends paid by the Tax-Exempt Funds and the Municipal Funds (but not the other Funds) that are derived from interest on Municipal Instruments ("exempt-interest dividends") may be excludable from your federal taxable income (unless because of your particular situation exclusion would be disallowed). You should note that income that is not subject to federal income taxes may nevertheless have to be considered along with other adjusted gross income in determining whether any Social Security payments received by you are subject to federal income taxes. You should also note that a portion of the exempt-interest dividends paid by the Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds may be, and a portion of such dividends by the Municipal Money Market, California Municipal Money Market and High Yield Municipal Funds generally will be, an item of tax preference for both corporate and individual taxpayers in determining federal alternative minimum tax liability. (Corporate taxpayers will be required to take into account all exempt-interest dividends from the Tax-Exempt Funds and the Municipal Funds in determining certain adjustments for alternative minimum tax purposes.) If you hold shares for six months or less, and during that time receive exempt-interest dividends, any loss realized on the sale of those shares will be disallowed to the extent of the exempt-interest dividends.

         Any distribution based on the excess of long-term capital gain over net short-term capital loss will be taxable as a long-term capital gain, regardless of how long you hold Fund shares. However, if you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss realized on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution.

         Before purchasing shares you should consider the effect of any capital gain distributions and, for those Funds that do not declare dividends daily, any net income dividends that are expected to be declared or that have been declared but not yet paid. The net asset value of the shares will be reduced by the amount of any such distribution, so that a shareholder will, in effect, have paid full price for the shares and then received a portion of the price back as a taxable distribution. This is because at any given time the value of your shares includes the undistributed net gains, if any, realized by a Fund on the sale of portfolio securities, and undistributed dividends and interest received, less the Fund's expenses. Because such gains and dividends are included in the price of your shares, when they are distributed, the price of your shares is reduced by the amount of the distribution. Accordingly, if your distribution is reinvested in additional shares, the distribution has no effect on the value of your investment; while you own more shares, the price of each share has been reduced by the amount of the distribution. Likewise, if you take your distribution in cash, the value of your shares after the record date will be reduced by the cash received.

         Any dividends declared in October, November or December and payable to shareholders of record during those months will be deemed to have been paid by a Fund and received by shareholders on December 31, so long as the dividends are actually paid, as expected, in January of the following year.

         Shareholders may realize a taxable gain or loss when redeeming, transferring or exchanging their shares (or in using the Systematic Withdrawal Plan to direct reinvestments), depending on the difference in the prices at which the shares were originally purchased and when redeemed, transferred or exchanged.

         Dividends and certain interest income earned by a Fund from foreign securities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Fund's total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that one or more of the International Funds will make this election in certain years. Should a Fund make the election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit his proportionate amounts of such taxes against applicable U.S. federal income tax liabilities, or (b) if the shareholder itemizes deductions, to deduct such proportionate amounts from applicable U.S. federal taxable income.

         If a Fund invests in certain "passive foreign investment companies" ("PFICs"), it would be subject to federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such investments even if it distributes the income to its shareholders. If a Fund elects to treat the PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes certain financial information in the required form, the Fund instead would be required to include in income each year its allocable share of the ordinary earnings and net capital gains of the QEF, whether or not received, and such amounts would be subject to the various distribution requirements described above. In addition, a Fund could, as an alternative, elect to mark-to-market and recognize ordinary income each year with respect to any appreciation in a PFIC investment.

         Northern Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends and distributions payable to any investor (i) who has provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (ii) who is subject to withholding by the Internal Revenue Service for prior failure to properly include on his return payments of interest or dividends, or (iii) who has failed to certify to Northern Funds, when required to do so, that he is not subject to backup withholding or is an "exempt recipient."

STATE AND LOCAL TAXES GENERALLY. Because the state and local tax rules applicable to an investment in Northern Funds may be different from the federal tax rules described above, you should discuss your investment with your tax adviser. In particular, dividends may be taxable under state or local law as dividend income even though all or part of those dividends come from interest on obligations that, if held by you directly, would be free of such income taxes. Additionally, although the U.S. Government Select Money Market Fund intends to invest principally in U.S. government securities the interest on which is generally exempt from state income taxation, you should see your tax adviser to determine whether distributions from the Fund are exempt in light of your particular circumstances.

STATE AND LOCAL TAXES -- CALIFORNIA FUNDS. If, at the close of each quarter of each of the California Funds' taxable year, at least 50% of the value of its total assets consists of California Municipal Instruments and certain specified federal obligations, and if the Fund qualifies as a regulated investment company for federal tax purposes, then the Fund will be qualified to pay dividends exempt from California state personal income tax to its shareholders. If the Fund so qualifies, dividends derived from interest attributable to California Municipal Instruments and such federal obligations will be exempt from California state personal income tax (unless, because of your particular situation, exclusion would be disallowed). Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of such dividends are exempt from California state personal income tax.

         Except as noted with respect to the California state personal income tax, dividends paid by the California Funds may be taxable under state or local law as dividend income even though all or part of those dividends come from interest on obligations that, if held by you directly, would be free of such income taxes. Moreover, to the extent, if any, that dividends paid by a Fund to its shareholders are derived from taxable interest or from capital gains, such dividends will be subject to federal income tax and California state personal income tax, if applicable, whether or not such dividends are reinvested. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the California Funds.

STATE AND LOCAL TAXES -- FLORIDA INTERMEDIATE TAX-EXEMPT FUND. Florida does not currently have an income tax for individuals, and therefore individual shareholders of this Fund will not be subject to any Florida income tax on amounts received from the Fund. However, Florida does impose an income tax on certain corporations, so that such amounts may be taxable to corporate shareholders.

         Florida also imposes an "intangibles tax" at the annual rate of 2 mills or 0.2% on certain securities and other intangible assets owned by Florida residents. With respect to the first mill, or first 0.1%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $20,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $40,000. With respect to the last one mill, or last 0.1% of the intangibles tax, every natural person is entitled each year to an exemption of the first $100,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $200,000.

         Obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the U.S. Government, certain U.S. Government agencies and certain U.S.

territories and possessions (such as Guam, Puerto Rico and the Virgin Islands), as well as cash, are exempt from this intangibles tax. If on December 31 of any year the portfolio of the Florida Intermediate Tax-Exempt Fund consists solely of such exempt assets, then the Fund's shares will be entirely exempt from the Florida intangibles tax payable in the following year.

         The Fund intends, but cannot guarantee, that its shares will qualify for exemption from the Florida intangibles tax.

STATE AND LOCAL TAXES -- ARIZONA TAX-EXEMPT FUND. Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Exempt Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Tax-Exempt Fund which are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax to the extent the Arizona Tax-Exempt Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Exempt Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

         There are no municipal income taxes in Arizona. Moreover, because shares of the Arizona Tax-Exempt Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Exempt Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Exempt Fund.

TAX TABLE

                                            FEDERAL
                                            MARGINAL                         TAX-EXEMPT YIELDS
             TAXABLE INCOME                 TAX RATE    2.00%      3.00%     4.00%    5.00%     6.00%     7.00%    8.00%
             --------------                 --------    -----      -----     -----    -----     -----     -----    -----
  SINGLE RETURN          JOINT RETURN                                        EQUIVALENT TAXABLE YIELDS
  -------------          ------------       ----------------------------------------------------------------------------
      $0-$ 22,100         $0-$ 36,900         15%       2.35%      3.53%    4.71%     5.88%    7.06%      8.24%    9.41%
$ 22,101-$ 53,500   $ 36,901-$ 89,150         28%       2.78%      4.17%    5.56%     6.94%    8.33%      9.72%   11.11%
$ 53,501-$115,000   $ 89,151-$140,000         31%       2.90%      4.35%    5.80%     7.25%    8.70%     10.14%   11.59%
$115,001-$250,000   $140,001-$250,000         36%       3.13%      4.69%    6.25%     7.81%    9.38%     10.94%   12.50%
    Over $250,000       Over $250,000         39.6%     3.31%      4.97%    6.62%     8.28%    9.93%     11.59%   13.25%

The tax-exempt yields used here are hypothetical and no assurance can be made that the Funds will attain any particular yield. A Fund's yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 1998 federal marginal tax rates indicated in the table. The table does not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers. In addition, the brackets do NOT take into consideration the California or Arizona state personal income tax or the Florida intangibles tax or any other state tax.

TAX TABLE

You may find it particularly useful to compare the tax-free yields of the Tax-Exempt Funds and the Municipal Funds to the equivalent yields from taxable investments. For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instrument.

         The table above illustrates the difference between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculations.

MANAGEMENT

BOARD OF TRUSTEES

The business and affairs of Northern Funds are managed under the direction of its Board of Trustees. The Additional Statement contains the name of each Trustee and other background information.

INVESTMENT ADVISERS, TRANSFER AGENT AND CUSTODIAN

Northern Trust, with offices at 50 S. LaSalle Street, Chicago, Illinois 60675, serves as Northern Funds' investment adviser (except with respect to the Stock Index, Small Cap Index and Small Cap Funds). NTQA, an affiliate of Northern Trust which also has offices at 50 S. LaSalle Street, Chicago, Illinois 60675, serves as investment adviser to the Stock Index, Small Cap Index and Small Cap Funds. Northern Trust also serves as transfer agent and custodian for each Fund. As transfer agent, Northern Trust provides various administrative servicing functions, and any shareholder inquiries may be directed to it. Northern Trust's transfer agency offices are located at 801 S. Canal Street, Chicago, Illinois 60607.

         Northern Trust, a member of the Federal Reserve System, is an Illinois state-chartered commercial bank and the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust was formed in 1889 with capitalization of $1 million. NTQA is an Illinois state-chartered trust company formed in 1988. On December 31, 1997, NTQA became a wholly-owned subsidiary of Northern Trust Corporation. NTQA serves as investment adviser principally to defined benefit and defined contribution plans and manages over 60 equity and bond commingled and common trust funds. As of September 30, 1998, Northern Trust Corporation and its subsidiaries had approximately $28.1 billion in assets, $17.0 billion in deposits and employed approximately 7,944 persons.

         Northern Trust and its affiliates administered in various capacities (including as master trustee, investment manager or custodian) $1.13 trillion in assets as of September 30, 1998, including over $220.7 billion for which Northern Trust and its affiliates had investment management responsibility.


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         Subject to the general supervision of Northern Funds' Board of
Trustees, the Investment Advisers are responsible for making investment decisions for the Funds and placing purchase and sale orders for portfolio securities. The Investment Advisers are also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for Northern Funds). In making investment recommendations for the Funds, investment advisory personnel must not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds' accounts are customers of Northern Trust's commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with Northern Trust and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

         As compensation for its advisory services and its assumption of related expenses, Northern Trust is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.60% of the average daily net assets of each of the Money Market Funds; 0.75% of the average daily net assets of each of the U.S. Government, Short-Intermediate U.S. Government, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds; 0.75% of the average daily net assets of the High Yield Municipal and High Yield Fixed Income Funds; 0.90% of the average daily net assets of the International Fixed Income Fund; 1.00% of the average daily net assets of each of the Income Equity, Growth Equity and Mid Cap Growth Funds; and 1.20% of the average daily net assets of each of the Select Equity, International Growth Equity, International Select Equity and Technology Funds. As compensation for its advisory services and its assumption of related expenses, NTQA is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.60% of the average daily net assets of the Stock Index Fund; 0.65% of the average daily net assets of the Small Cap Index Fund; and 1.20% of the average daily net assets of the Small Cap Fund.

         During Northern Funds' fiscal year ended March 31, 1998, Northern Trust received investment management fees (after waivers) at the annualized rates of 0.31% and 0.34% of the average daily net assets of the U.S. Government Select Money Market and California Municipal Money Market Funds, respectively, and at the annualized rates set forth above under "Expense Summary" with respect to the other Funds that had commenced operations.

         Prior to April 1, 1998, Northern Trust served as investment adviser to the Stock Index, Small Cap Index and Small Cap Funds on the same terms as those currently in effect for such Funds.

         Northern Trust also receives compensation as Northern Funds' custodian and transfer agent. The fees payable by the Funds for these services are described in the Additional Statement.

         Northern Trust may, at its own expense, provide compensation to certain dealers and other institutions whose customers purchase shares of a Fund. The amount of such compensation may be made on a one-time and/or periodic basis, and may equal or exceed the annual fees that are earned by Northern Trust from a Fund and are attributable to shares held by such customers. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Northern Trust or its affiliates.

         The Investment Advisers employ a team approach to the investment management of the Funds, relying upon investment professionals in the Investment Services Group. James M. Snyder, Chief Investment Officer and Executive Vice President of Northern Trust and Chairman and Chief Executive Officer of NTQA, oversees the management of all fixed income, equity and money market assets managed by the Investment Advisers and is the head of the Investment Services Group. Below is information regarding the management of each of the Funds, other than the Money Market Funds and the Stock Index and Small Cap Index Funds.

FIXED INCOME FUNDS

         The management team leaders for the Fixed Income Fund are Mark J. Wirth, Senior Vice President of Northern Trust, and Michael J. Lannan, Vice President of Northern Trust. Mr. Wirth has had such responsibility since July 1998 and Mr. Lannan has had such responsibility since the Fund commenced operations in April 1994. Mr. Lannan joined Northern Trust in 1986 and during the past five years has managed various fixed income portfolios. Mr. Wirth joined Northern Trust in 1986 and during the past five years has managed various fixed income portfolios.

         The management team leaders for the U.S. Government Fund are Mark J. Wirth and Monty M. Memler, Vice President of Northern Trust. Mr. Wirth has had such responsibility for the Fund since July 1998. Mr. Memler has had such responsibility for the Fund since November 1994. Mr. Memler joined Northern Trust in 1986 and during the past five years has managed various fixed income portfolios.

         The management team leaders for the International Fixed Income Fund are Michael J. Lannan and Steven M. Schafer, Vice President of Northern Trust. Mr. Lannan has had such responsibility since the Fund commenced operations in April 1994 and Mr. Schafer has had such responsibility since July 1998. Mr. Schafer joined Northern Trust in 1988 and during the past five years has managed various fixed income portfolios and served as credit analyst following both industrial and utility companies.

         Messrs. Wirth and Schafer will be the management team leaders for the Short-Intermediate U.S. Government Fund after it commences operations.

         The management team leaders for the Tax-Exempt Fund and Intermediate Tax-Exempt Fund are Eric M. Bergson, Vice President of Northern Trust, and Timothy T. A. McGregor, Second Vice President of Northern Trust. Mr. Bergson and Mr. McGregor have had such responsibility for the Tax-Exempt Fund since November 1998. Mr. Bergson has had such responsibility for the Intermediate Tax-Exempt Fund since 1994. Mr. McGregor has had such responsibility for the Intermediate Tax-Exempt Fund since 1998. Mr. Bergson joined Northern Trust in 1986 and during the past five years has managed various municipal securities. Mr.


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
McGregor joined Northern Trust in 1989 and during the past five years has managed various municipal bond portfolios.

         The management team leaders for the Florida Intermediate Tax-Exempt Fund are Eric M. Bergson and Gregory A. Bell, Second Vice President of Northern Trust. Mr. Bergson has had such responsibility for the Florida Intermediate Tax-Exempt Fund since 1996. Mr. Bell has had such responsibility for the Fund since November 1998. Mr. Bell joined Northern Trust in 1984 and during the past five years has managed various municipal bond portfolios.

         The management team leaders for the California Tax-Exempt Fund are Eric
M. Bergson and Eric V. Boeckman, Vice President in the Fixed Income Management Division. Mr. Bergson has had such responsibility since November 1998 and Mr. Boeckmann has had such responsibility since April 1998. Mr. Boeckmann joined Northern Trust in 1985 and during the past five years has managed various municipal bond portfolios, including common trust funds invested in municipal securities. Messrs. Bergson and Boeckmann will also be the management team leaders for the California Intermediate Tax-Exempt and Arizona Tax-Exempt Funds after they commence operations.

         Upon commencement of the portfolios, the management team leader for the High Yield Fixed Income Fund and the High Yield Municipal Fund will be M. Jane McCart, Senior Vice President of Northern Trust. Ms. McCart joined Northern Trust in 1998. From 1983 to 1998, she was with Stein Roe & Farnham Incorporated where she had been the portfolio manager of various municipal bond portfolios.

EQUITY FUNDS

         Theodore T. Southworth, Vice President of Northern Trust, has led the management team for the Income Equity Fund since 1995. He joined Northern Trust in 1984 and during the past five years has managed various equity portfolios.

         Jon D. Brorson, Senior Vice President of Northern Trust, and John J. Zielinski, Vice President of Northern Trust, are the management team leaders for the Growth Equity Fund. Mr. Brorson has had such responsibility since July 1998 and Mr. Zielinski has had such responsibility since April 1998. Mr. Brorson has managed equity portfolios with Northern Trust since 1996, and from 1990 to 1996, he was with Hartline Investment Corp., where his primary responsibilities included portfolio management, investment research, sales and trading. Mr. Zielinski joined Northern Trust in 1980 and during the past five years has managed various equity portfolios.

         Robert N. Streed, Vice President of Northern Trust, is the management team leader for the Select Equity Fund. Mr. Streed has had such responsibility for the Fund since it commenced operations in April 1994. Mr. Streed joined Northern Trust in 1990 and during the past five years has managed various equity portfolios.


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
         Theodore Breckel, Vice President of Northern Trust, is the management team leader for the Mid Cap Growth Fund. Mr. Breckel has had such responsibility for the Fund since April 1998. Mr. Breckel has been with Northern Trust since 1968. During the past five years he has managed various equity portfolios.

         Susan J. French is the management team leader for the Small Cap Fund. Ms. French serves as Vice President of Northern Trust and, since 1998, NTQA. Ms. French has had such responsibility for the Fund since it commenced operations in April 1994. Ms. French joined Northern Trust in 1986 and during the past five years has managed various short-term investment and equity index portfolios.

         The management team leader for the International Growth Equity Fund is Robert A. LaFleur, Senior Vice President of Northern Trust. Mr. LaFleur has had such responsibility for the Fund since it commenced operations in April 1994. Mr. LaFleur joined Northern Trust in 1982 and during the past five years has managed various international equity portfolios.

         The management team leaders for the International Select Equity Fund are Robert A. LaFleur and Svein Backer. Mr. LaFleur has had such responsibility for the Fund since 1994 and Mr. Backer, Second Vice President of Northern Trust, has had such responsibility for the Fund since July 1997. Mr. Backer joined Northern Trust in 1992 and for the past five years has been responsible for the stock selection and coverage of existing holdings for the United Kingdom, Scandinavian, Australian, Canadian, South African and Emerging Market Europe weightings in Northern Trust's international equity portfolios.

         The management team leaders for the Technology Fund are John B. Leo and George J. Gilbert, Vice Presidents of Northern Trust. Mr. Leo has had such responsibility since the Fund commenced operations in April 1996. Mr. Gilbert has had such responsibility since July 1997. Mr. Leo joined Northern in 1984. During the past five years, Mr. Leo has managed various equity and bond portfolios. Mr. Gilbert joined Northern Trust in 1980 and during the past five years has managed a common trust technology fund, analyzed corporations and made recommendations to portfolio managers on whether to buy, sell or hold securities of issuers in a number of different industries.

YEAR 2000

         Like every other business dependent upon computerized information processing, Northern Trust Corporation and Sunstone Financial Group, Inc. ("Sunstone") must deal with "Year 2000" issues, which stem from using two digits to reflect the year in computer programs and data. Computer programmers and other designers of equipment that use microprocessors have long abbreviated dates by eliminating the first two digits of the year under the assumption that those two digits will always be 19. As the Year 2000 approaches, many systems may be unable to process accurately certain date-based information, which could cause a variety of operational problems for businesses.


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         Northern Trust Corporation's data processing software and hardware provide essential support to virtually all of its business units, including the units that provide services to Northern Funds, so successfully addressing Year 2000 issues is of the highest importance. Failure to complete renovation of the critical systems used by Northern Trust Corporation on a timely basis could have a materially adverse effect on its ability to provide such services -- as could Year 2000 problems experienced by others. Although the nature of the problem is such that there can be no complete assurance it will be successfully resolved, Northern Trust Corporation has indicated that a renovation and risk mitigation program is well under way and that it has a dedicated Year 2000 Project Team whose members have significant systems development and maintenance experience. Northern Trust Corporation's Year 2000 project includes a comprehensive testing plan. Northern Trust Corporation has advised Northern Funds that it expects to complete work on its critical systems by December 31, 1998, so that testing with outside parties may be conducted during 1999.

         Northern Trust Corporation also will have a program to monitor and assess the efforts of other parties. However, it cannot control the success of those efforts. Contingency plans will be established where appropriate to provide Northern Trust Corporation with alternatives in case these entities experience significant Year 2000 difficulties which impact Northern Trust Corporation.

         Sunstone and its affiliates depend on the consistent operations of their computer software systems in providing services to Northern Funds. Addressing Year 2000 issues is of the highest importance to Sunstone and its affiliates. Sunstone does not utilize any proprietary software systems in providing services to the Funds. Sunstone utilizes only software provided by software vendors in providing services to the Funds. Sunstone and its affiliates are monitoring and assessing the efforts of their software vendors for the Funds. They cannot, however, control the success of those efforts. Sunstone and its affiliates are in the process of developing contingency plans for the systems they utilize to provide services to the Funds in the event these entities experience significant Year 2000 difficulties. The inability of Northern Funds and its service providers to successfully address the Year 2000 issue could result in interruptions in the Funds' business and have a materially adverse effect on the Funds' operations.

ADMINISTRATOR AND DISTRIBUTOR

Sunstone Financial Group, Inc., 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, acts as administrator for Northern Funds. As compensation for its administrative services (which include clerical, compliance, regulatory and other services) and the assumption of related expenses, Sunstone is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.15% of Northern Funds' average net assets. No compensation was payable by Northern Funds to Sunstone for its distribution services.

         Sunstone Distribution Services, LLC, 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, an affiliate of Sunstone, is currently the distributor of the shares of Northern Funds. Effective on or after January 1, 1999, Northern Funds Distributors, LLC, an affiliate of Sunstone and Sunstone Distribution Services, LLC, will replace Sunstone Distribution Services, LLC as distributor of Northern Funds. Miriam M. Allison, an officer of Northern Funds, is also an officer of Sunstone Distribution Services, LLC and Northern Funds Distributors LLC. Shares of Northern Funds are sold by Sunstone Distribution Services, LLC (and will be sold by Northern Funds Distributors, LLC effective on or after January 1, 1999), as distributor, on a continuous basis. No compensation is payable by Northern Funds to Sunstone Distribution Services, LLC for its distribution services, nor will it be payable to Northern Funds Distributors, LLC for its distribution services.

SERVICE ORGANIZATIONS

Northern Funds may enter into agreements with Service Organizations such as banks, corporations, broker-dealers and other financial institutions, including Northern Trust, concerning the provision of support and/or distribution services to their customers who own Fund shares. These services, which are described more fully in the Additional Statement, may include support services such as assisting investors in processing administrative purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information to customers showing their positions in the Funds; and providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting. In addition, Service Organizations may provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares. For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements.

         Service Organizations may charge their customers fees for providing administrative services in connection with investments in a Fund. Investors should contact their Service Organization with respect to these fees and the particular Service Organization's procedures for purchasing and redeeming shares. It is the responsibility of Service Organizations to transmit purchase and redemption orders and record those orders on a timely basis in accordance with their agreements with their customers.

         Conflict-of-interest restrictions may apply to the receipt of compensation paid by Northern Funds in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with Northern Funds.

         The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged


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
under agreements with Northern Funds only to perform services that are permissible under these laws.

         Agreements that contemplate the provision of distribution services by Service Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Northern Funds pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

EXPENSES

Except as set forth above and in the Additional Statement, each Fund is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to Northern Trust and Sunstone, brokerage fees and commissions, fees for the registration or qualification of Fund shares under federal or state securities laws, expenses of the organization of Northern Funds, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against Northern Funds for violation of any law, legal, tax and auditing fees and expenses, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Funds' shareholders and regulatory authorities, compensation and expenses of its Trustees, payments to Service Organizations, fees of industry organizations such as the Investment Company Institute, and miscellaneous and extraordinary expenses incurred by Northern Funds.

         Northern Trust and Sunstone intend to voluntarily reimburse a portion of the Funds' expenses and/or reduce their advisory and administrative fees from the Funds during the current fiscal year. The result of these reimbursements and fee reductions will be to increase the performance of the Funds during the periods for which the reductions and reimbursements are made.

FURTHER INFORMATION

DETERMINING SHARE PRICE

Except as provided below under "Further Information -- Miscellaneous," net asset value per share for purposes of purchases and redemptions is calculated by Northern Trust on each Business Day as of 3:00 p.m. (Chicago Time) for each non-Money Market Fund, and as of 1:00 p.m. (Chicago Time) for each Money Market Fund. Net asset value is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to a Fund, by the number of the Fund's outstanding shares.


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         In seeking to maintain a net asset value of $1.00 per share with respect to each Money Market Fund for purposes of purchases and redemptions, Northern Funds values the portfolio securities held by each of the Money Market Funds pursuant to the amortized cost method of valuation described in the Additional Statement under "Amortized Cost Valuation."

         Securities held by the other Funds that are listed on a recognized U.S. or foreign securities exchange are valued at the last quoted sales price on the securities exchange on which the securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If securities listed on a U.S. exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities traded on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted sales price. Securities that are traded in the U.S. over-the-counter markets, absent a last quoted sales price, are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Any securities for which no current quotations are readily available are valued at fair value as determined in good faith by Northern Trust under the supervision of the Board of Trustees. Temporary short-term investments are valued at amortized cost which Northern Trust has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when those prices are believed to reflect the fair market value of the securities.

ADVERTISING PERFORMANCE

The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or to the S&P 500 Index, the S&P MidCap 400 Index, the Russell 2000 or 1000 Small Stock Index, the Consumer Price Index or the Dow Jones Industrial Average. In addition, performance of the U.S. Government and Fixed Income Funds may be compared to the Lehman Brothers Government Bond Index (or its two components, the Treasury Bond Index and Agency Bond Index), the Lehman Brothers Corporate Bond Index, the Lehman Brothers Intermediate Government Bond Index and the Lehman Brothers Government/Corporate Bond Index. Performance of the Intermediate Tax-Exempt and Tax-Exempt Funds may be compared to the Lehman Brothers Municipal Bond or 5-Year Municipal Bond Indices; performance of the California Intermediate Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund California Intermediate Index; performance of the Florida Intermediate Tax-Exempt Fund may be compared to the Lehman Brothers Florida Intermediate Tax-Exempt Index; performance of the Arizona Tax-Exempt Fund may be compared to the Lehman Brothers Arizona Municipal Bond Index; performance of the California Tax-Exempt Fund may be compared to the Lehman Brothers California Municipal Exempt Index and performance of the California Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund and California Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund Intermediate Municipal Index. Performance of the High Yield Municipal Fund may be compared to Lehman Brothers High Yield Municipal Bond Index. Performance of the High Yield Fixed Income Fund may be compared to Merrill Lynch High Yield Master II Index, Lehman Brothers High Yield Index and Salomon Brothers Extended High-Yield Market Index. Performance of the Income Equity Fund may be compared to the Merrill Lynch Investment Grade Convertible Bond Index. Performance of the International Funds may be compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index ("EAFE"), the Morgan Stanley EAFE blended with Emerging Markets Free Index and the J.P. Morgan International Government Bond Index. Performance of the Technology Fund may be compared to the Morgan Stanley Index, the Hambrecht and Quist Technology Index, the SoundView Technology Index, the technology grouping of the S&P 500 Index and any other comparable technology index. Performance data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund. From time to time, the Funds may also quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.

         A Fund calculates its total return on an "average annual total return" basis for various periods from the date the Fund commences investment operations and for other periods as permitted under SEC rules. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Total return may also be calculated on an aggregate total return basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of a Fund's shares and assume that any dividends and capital gain distributions are reinvested. When considering average total return figures for periods longer than one year, you should note that the annual total return for any one year may be more or less than the average for the entire period. A Fund may also advertise its total return on an aggregate, year-by-year or other basis for various specified periods through charts, graphs, schedules or quotations.

         The yield of a Fund (other than the Money Market Funds) is computed based on the Fund's net income during a specified 30-day (or one-month) period. More specifically, the Fund's yield is computed by dividing its per share net income during the relevant period by the per share net asset value on the last day of the period and analyzing the result on a semi-annual basis. The yield of a Money Market Fund is computed based on the Fund's net income during a specified seven-day period. The net investment income is then "annualized." That is, the amount of net investment income generated by the investment during the period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective" yield of a Money Market Fund is calculated similarly but, when annualized, the net investment income generated by the investment is assumed to be reinvested. The "effective" yield will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

         The tax-equivalent yield for the Tax-Exempt Funds and the Municipal Funds shows the amount of taxable yield needed to produce an after-tax equivalent of a tax-free yield, and is calculated by increasing the yield (as calculated above) by the amount necessary to reflect the payment of federal and/or state income taxes at a stated rate. The tax-equivalent yield for the Tax-Exempt Funds and the Municipal Funds will always be higher than the Fund's yield.

         Performance is based on historical earnings and is not intended to indicate future performance. The investment return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in the net asset value should be considered in ascertaining the total return to shareholders for a given period. Total return data should also be considered in light of the risks associated with a Fund's composition, quality, operating expenses and market conditions. Any fees charged by Northern Trust or a Service Organization directly to its customers in connection with investments in the Funds will not be included in Northern Funds' calculations of performance data.

VOTING RIGHTS

Northern Funds was formed as a Massachusetts Business Trust on October 12, 1993 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of one or more separate series representing interests in different investment portfolios. Northern Funds has established twenty-seven separate Funds, which are described in this Prospectus.

         Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Each series entitled to vote on a matter will vote in the aggregate and not by series, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular series. The Additional Statement gives examples of situations where the law requires voting by series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Northern Funds may elect all of the Trustees.

         Northern Funds does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Pursuant to the Trust Agreement, the Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, Northern Funds will assist in shareholder communications in connection with the meeting.

         As of September 30, 1998, Northern Trust possessed sole or shared voting or investment power for its customer accounts with respect to more than 50% of the outstanding shares of Northern Funds.

SHAREHOLDER REPORTS

Shareholders of record will be provided each year with a semi-annual report showing portfolio investments and other information as of September 30 and, after the close of the Funds' fiscal year March 31, with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders who desire a duplicate copy of shareholder reports to be mailed to their residence should call 1-800-595-9111 or send an e-mail to: northernfunds@execpc.com.

RETIREMENT PLANS

Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

MISCELLANEOUS

The address of Northern Funds is 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202 and the telephone number is 1-800-595-9111. Northern Funds is registered as an open-end management investment company under the 1940 Act, and each of the Funds (other than the California Funds, the Florida Intermediate Tax-Exempt Fund, the Arizona Tax-Exempt Fund and the International Fixed Income
Fund) is classified under that Act as a diversified portfolio.

         When a shareholder moves, the shareholder is responsible for sending written notice to Northern Funds of any new mailing address. Northern Funds and the Transfer Agent may charge a shareholder their reasonable costs in locating a shareholder's current address in accordance with SEC regulations.

         As used in this Prospectus, "Business Day" means, with respect to the non-Money Market Funds, each day Northern Trust and the New York Stock Exchange (the "Exchange) are open, which is Monday through Friday, except for holidays observed by Northern Trust and/or the Exchange. In 1998, these holidays are New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (July 3rd), Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas. "Business Day" means, with respect to the Money Market Funds, each day that Northern Trust is open, which is a Monday through Friday, except for holidays observed by it. In 1998, these holidays are New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas. On days when Northern Trust or the Exchange closes early as a result of unusual weather or other conditions, the Funds reserve the right to advance the time on that day by which purchase, redemption and exchange requests must be received. In addition, on any Business Day when The Bond Market Association recommends that the securities markets close or close early, the Funds reserve the right to cease or to advance the deadline for accepting purchase, redemption and exchange orders for same Business Day credit. Purchase, redemption and exchange requests received after the advanced closing time will be effected on the next Business Day. Northern Trust is not required to calculate the net asset value of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund's portfolio securities for changes in the value of such securities to affect materially the net asset value per share. Each Fund reserves the right, however, to reject any purchase order and also to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving a redemption order if, in its judgment, an earlier payment would adversely affect such Fund. See "Opening an Account and Purchasing Shares" and "Redeeming and Exchanging Shares" above for more information.

         From time to time, and subject to the applicable law, Northern Funds' distributor may provide promotional incentives to brokers or banks, including Northern Trust, whose representatives have sold or are expected to sell shares of the Funds. At various times, the distributor may implement programs under which an entity's sales force may be eligible to win cash or non-cash awards for sales efforts, and may finance sales contests or recognition programs conforming to criteria established by the distributor. The distributor may also provide marketing services to entities consisting of written informational material relating to sales incentive campaigns conducted by such entities for their representatives.

         Northern Trust is sometimes referred to as "The Northern Trust Bank" in advertisements and other literature.

         The Stock Index Fund and the Small Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's or Russell, respectively, nor does Standard & Poor's or Russell guarantee the accuracy and/or completeness of the S&P 500 Index or the Russell Index or any data included therein. Standard & Poor's and Russell make no warranty, express or implied, as to the results to be obtained by the Stock Index Fund or Small Cap Index Fund, respectively, the shareholders of those Funds, any person or any entity from the use of the S&P 500 Index or the Russell Index, or any data included therein. Standard & Poor's and Russell make no express or implied warranties and expressly disclaim all such warranties of merchantability of fitness for a particular purpose for use with respect to the S&P 500 Index or the Russell Index, respectively, or any data included therein.

                     --------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN NORTHERN FUNDS' ADDITIONAL STATEMENT IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NORTHERN FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NORTHERN FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION

                                MONEY MARKET FUND
                        U.S. GOVERNMENT MONEY MARKET FUND
                    U.S. GOVERNMENT SELECT MONEY MARKET FUND
                           MUNICIPAL MONEY MARKET FUND
                     CALIFORNIA MUNICIPAL MONEY MARKET FUND
                              U.S. GOVERNMENT FUND
                     SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
                          INTERMEDIATE TAX-EXEMPT FUND
                     CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
                      FLORIDA INTERMEDIATE TAX-EXEMPT FUND
                                FIXED INCOME FUND
                                 TAX-EXEMPT FUND
                             ARIZONA TAX-EXEMPT FUND
                           CALIFORNIA TAX-EXEMPT FUND
                         INTERNATIONAL FIXED INCOME FUND
                            HIGH YIELD MUNICIPAL FUND
                          HIGH YIELD FIXED INCOME FUND
                               INCOME EQUITY FUND
                                STOCK INDEX FUND
                               GROWTH EQUITY FUND
                               SELECT EQUITY FUND
                               MID CAP GROWTH FUND
                              SMALL CAP INDEX FUND
                                 SMALL CAP FUND
                        INTERNATIONAL GROWTH EQUITY FUND
                        INTERNATIONAL SELECT EQUITY FUND
                                 TECHNOLOGY FUND

                                 NORTHERN FUNDS
                                  (THE "TRUST")


      This Statement of Additional Information (the "Additional Statement") dated November 30, 1998 is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus dated November 30, 1998, as amended or supplemented from time to time, for the Money Market Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund (collectively, the "Money Market Funds"), U.S. Government Fund, Short-Intermediate U.S.

Government Fund, Intermediate Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, Arizona Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, High Yield Fixed Income Fund, International Fixed Income Fund, Income Equity Fund, Stock Index Fund, Growth Equity Fund, Select Equity Fund, Mid Cap Growth Fund, Small Cap Index Fund, Small Cap Fund, International Growth Equity Fund, International Select Equity Fund and Technology Fund (collectively, the "Non-Money Market Funds," and together with the Money Market Funds, the "Funds") of Northern Funds (the "Prospectus"). Copies of the Prospectus may be obtained without charge from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60690-9069 or by calling 1-800-595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

                                   ----------

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NORTHERN FUNDS OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NORTHERN FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

      SHARES OF NORTHERN FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST BANK, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

                                      INDEX
                                                                            Page

ADDITIONAL INVESTMENT INFORMATION..............................................4
Investment Objectives and Policies.............................................4
Special Risk Factors and Considerations Relating to California
      Municipal Instruments, Florida Municipal Instruments and Arizona
      Municipal Instruments...................................................25
California Municipal Instruments..............................................25
Florida Municipal Instruments.................................................39
Arizona Municipal Instruments.................................................41
Investment Restrictions.......................................................43

ADDITIONAL TRUST INFORMATION..................................................47
Trustees and Officers.........................................................47
Investment Adviser, Transfer Agent and Custodian..............................50
Administrator and Distributor.................................................63
Service Organizations.........................................................66
Counsel and Auditors..........................................................67
In-Kind Purchases.............................................................67
Automatic Investing Plan......................................................68
Redemptions and Exchanges.....................................................68

PERFORMANCE INFORMATION.......................................................69
Money Market Funds............................................................69
Non-Money Market Funds........................................................70
General Information...........................................................72

AMORTIZED COST VALUATION......................................................74

TAXES.........................................................................75
Federal - General Information.................................................75
Federal - Tax-Exempt Information..............................................77
Taxation of Certain Financial Instruments.....................................78
Special State Tax Considerations Pertaining to the California Funds...........80
Special State Tax Considerations Pertaining to the Florida Intermediate
      Tax-Exempt Fund.........................................................82
Special State Tax Considerations Pertaining to the Arizona Tax-Exempt
      Fund....................................................................82

DESCRIPTION OF SHARES.........................................................83
FINANCIAL STATEMENTS..........................................................86
OTHER INFORMATION.............................................................86
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1

                        ADDITIONAL INVESTMENT INFORMATION


INVESTMENT OBJECTIVES AND POLICIES

      The following supplements the investment objectives and policies of the Funds as set forth in the Prospectus.

            MONEY MARKET FUNDS

                  Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing only in high-quality money market instruments.

                  U.S. Government Money Market Fund has the same objective as the Money Market Fund but invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related repurchase agreements.

                  U.S. Government Select Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

                  Municipal Money Market Fund seeks high current income exempt from regular federal tax to the extent consistent with preserving capital by investing mainly in short-term Municipal Instruments.

                  California Municipal Money Market Fund seeks to provide its shareholders to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax.

            FIXED INCOME FUNDS

                  U.S. Government Fund seeks high current income from U.S. Government securities. The Fund's dollar-weighted average maturity is anticipated to range between one and ten years. It is designed for investors who seek greater principal stability than is generally available from higher yielding corporate bonds.

                  Short-Intermediate U.S. Government Fund seeks high current income from a broad range of U.S. Government securities. The Fund's dollar-weighted average maturity is anticipated to range between two and five years. It is designed for investors who seek greater principal stability than is generally available from higher yielding corporate bonds.

                  Fixed Income Fund seeks high current income from a broad range of bonds and other fixed income securities. The Fund's average maturity is anticipated to range between seven and twelve years. This Fund generally presents greater risk and reward potential than the U.S. Government Fund and the Short-Intermediate U.S. Government Fund.

                  International Fixed Income Fund seeks to maximize total return consistent with reasonable risk while investing in foreign securities markets. Total return is comprised of current income and value fluctuations from investing in bonds and other fixed income securities of foreign issuers.

                  High Yield Municipal Fund seeks a high level of current income exempt from regular federal income tax.

                  High Yield Fixed Income Fund seeks a high level of current income. In seeking current income, the Fund may also consider the potential for capital appreciation. In pursuing its investment objective, the Fund invests in high yield fixed income instruments.

            TAX-EXEMPT FUNDS

                  Intermediate Tax-Exempt Fund seeks high current income exempt from regular federal income tax by investing in a broad range of Municipal Instruments with an expected average maturity of three to ten years.

                  California Intermediate Tax-Exempt Fund seeks high current income exempt from regular federal income tax and California state personal income tax by investing in Municipal Instruments with an expected average maturity of three to ten years.

                  Florida Intermediate Tax-Exempt Fund seeks high current income exempt from regular federal income tax by investing in Municipal Instruments with an expected average maturity of three to ten years. The Fund intends, but cannot guarantee, that its shares will qualify for exemption from the Florida intangibles tax.

                  Tax-Exempt Fund seeks high current income exempt from regular federal income tax by investing in Municipal Instruments with an expected average maturity of ten to thirty years.

                  Arizona Tax-Exempt Fund seeks high current income exempt from regular federal income tax and Arizona state personal income tax by investing in

                  Municipal Instruments with an expected average maturity of ten to thirty years.

                  California Tax-Exempt Fund seeks high current income exempt from regular federal income tax and California state personal income tax by investing in Municipal Instruments with an expected average maturity of ten and thirty years.

            EQUITY FUNDS

                  Income Equity Fund seeks to achieve high current income and, as a secondary objective, longer-term capital appreciation. The Fund invests in convertible and other equity securities. Because it emphasizes high current income, this Fund is likely to have the least price fluctuation of Northern Funds' equity funds.

                  Stock Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500 Index.

                  Growth Equity Fund seeks long-term capital appreciation by investing mainly in the equity securities of growth companies. It is designed for investors willing to accept above-average price volatility in search of long-term reward.

                  Select Equity Fund is also for the more aggressive investor, seeking long-term capital appreciation by investing principally in common stocks of companies the adviser believes to have superior growth characteristics. Any income is incidental to this objective.

                  Mid Cap Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations that are within the capitalization range of the Standard & Poor's MidCap 400 Stock Index at the time of investment.

                  Small Cap Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Small Stock Index (the "Russell Index").

                  Small Cap Fund seeks long-term capital appreciation; any income is incidental to this objective. Because it invests principally in the equity securities of smaller companies, this Fund is likely to have more price volatility than the Growth Equity and Select Equity Funds.

                  International Growth Equity Fund offers the potential benefits of international diversification to investors willing to accept above-average price volatility while seeking long-term capital appreciation. While subject to additional risks such as currency fluctuations and the higher volatility of foreign securities, this Fund uses diversification, in an effort to control risk.

                  International Select Equity Fund seeks long-term growth by investing principally in common stock of foreign issuers that the adviser believes are growing faster than their markets. Because fewer countries and securities are generally represented in this Fund than in the International Growth Equity Fund, it is likely to experience more price volatility.

                  Technology Fund seeks long-term capital appreciation by investing principally in equity securities and securities convertible into common stock of companies that develop, produce or distribute products and services related to advances in technology. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in securities of companies principally engaged in technology business activities. An issuer is considered principally engaged in technology business activities if such issuer is listed on the Morgan Stanley High-Technology 35 Index (the "Morgan Stanley Index"), the Hambrecht and Quist Technology Index (the "H&Q Index"), the SoundView Technology Index, the technology grouping of the S&P 500 Index or any other comparable index.

                  The Morgan Stanley Index is a broad-market technology indicator dedicated exclusively to the electronics-based technology sector. The 35 stocks in the Index include highly capitalized companies drawn from nine technology subsectors: computer services, design software, server software, PC software and new media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems and semi-conductors. The SoundView Technology Index includes approximately 100 companies from the design, automation, communications, mainframe computer, microcomputer, minicomputer, peripherals, semiconductor, software and related services industries. The H&Q Index is comprised of publicly traded stocks of approximately 200 technology companies. The H&Q Index includes companies in the electronics, medical and related technologies industries and is a market capitalization weighted index. Changes in the indices may occur when Morgan Stanley, SoundView or H&Q choose to modify their indices or as mergers, acquisitions and failures dictate. Such changes may happen with fair regularity owing to the fast-changing nature of the technology industries.

      COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

      A Fund may invest a portion of its net assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee Cds"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee Bas"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

      INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Money Market Fund and Fixed Income Fund will only purchase highly rated IFAs. The High Yield Fixed Income Fund is not subject to any minimum rating criteria. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist.

      ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. To the extent consistent with their respective investment objectives, each Fund may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

      PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

      Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

      LOAN PARTICIPATIONS. The High Yield Fixed Income Fund may invest in loan participations. Such loans must be to issuers in whose obligations the High Yield Fixed Income Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

      Participation interests acquired by the High Yield Fixed Income Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fixed Income Fund acts as co-lender in connection with a participation interest or when the High Yield Fixed Income Fund acquires certain participation interests, the High Yield Fixed Income Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fixed Income Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fixed Income Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fixed Income Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fixed Income Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fixed Income Fund will be regarded as illiquid.

      For purposes of certain investment limitations pertaining to diversification of the High Yield Fixed Income Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fixed Income Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fixed Income Fund and the borrower will be deemed issuers of a loan participation.

      REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by Northern Funds' custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

      REVERSE REPURCHASE AGREEMENTS. A Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

      VARIABLE AND FLOATING RATE INSTRUMENTS. With respect to the variable and floating rate instruments that may be acquired by the Funds as described in the Prospectus, the Investment Advisers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, an instrument may, subject to applicable Securities and Exchange Commission ("SEC") regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Where necessary to ensure that a variable or floating rate instrument is of the minimum required credit quality for a Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

      FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

      A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

      When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments until three days prior to the settlement date, or otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

      UNITED STATES GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks and Maritime Administration.

      SUPRANATIONAL BANK OBLIGATIONS. A Fund may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

      STRIPPED OBLIGATIONS. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The

Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, the Funds are able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

      In addition, the Funds, other than the U.S. Government Select Money Market Fund, may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. Northern Funds is unaware of any binding legislative, judicial or administrative authority on this issue.

      The Prospectus discusses other types of stripped securities that may be purchased by the Funds, including stripped mortgage-backed securities.

      ASSET-BACKED SECURITIES. To the extent described in the Prospectus, the Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by the Funds may include collateralized mortgage obligations ("CMOs") issued by private companies.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and

Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      MUNICIPAL INSTRUMENTS. Opinions relating to the validity of Municipal Instruments (including California, Florida and Arizona Municipal Instruments) and to federal and state tax issues relating to these securities are rendered by counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to Northern Trust. Neither Northern Funds nor Northern Trust will review the proceedings relating to the issuance of Municipal Instruments or the bases for such opinions.

      An issuer's obligations under its Municipal Instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Instruments may be materially adversely affected by litigation or other conditions.

      From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Instruments. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Northern Funds cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on Municipal Instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of Municipal Instruments for investment by the Municipal Money Market, California Municipal Money Market, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt and High Yield Municipal Funds and the Funds' liquidity and value. In such an event the Board of Trustees would reevaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.

      Certain of the Municipal Instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. A Fund may invest more than 25% of its total assets in Municipal Instruments covered by insurance policies.

      Interest earned by the Intermediate Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Tax-Exempt Fund, Arizona Tax-Exempt Fund or California Tax-Exempt Fund on private activity bonds (if any) that is treated as a specific tax preference item under the federal alternative minimum tax will not be deemed to have been derived from Municipal Instruments for purposes of determining whether that Fund meets its fundamental policy that at least 80% of its annual gross income be derived from Municipal Instruments.

      As described in the Prospectus, the Tax-Exempt Funds and the Municipal Money Market, California Municipal Money Market and High Yield Municipal Funds may invest in municipal leases, which may be considered liquid under guidelines established by Northern Funds' Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. Northern Trust, under the supervision of Northern Funds' Board of Trustees, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

      STANDBY COMMITMENTS. The Tax-Exempt Funds and Municipal Money Market, California Municipal Money Market and High Yield Municipal Funds may enter into standby commitments with respect to Municipal Instruments held by them. Under a standby commitment, a dealer agrees to purchase at a Fund's option a specified Municipal Instrument. Standby commitments may be exercisable by a Fund at any time before the maturity of the underlying Municipal Instruments and may be sold, transferred or assigned only with the instruments involved.

      The Funds expect that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a standby commitment either separately in cash or by paying a higher price for Municipal Instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by a Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each standby commitment is acquired.

      The Funds intend to enter into standby commitments only with dealers, banks and broker-dealers which, in Northern Trust's opinion, present minimal credit risks. The Funds will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying Municipal Instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a standby commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

      WARRANTS. The Income Equity, Growth Equity, Select Equity, Mid Cap Growth, Small Cap, International Growth Equity, International Select Equity, Technology and High Yield Fixed Income Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

      FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fixed Income, International Fixed Income, High Yield Fixed Income , Income Equity, Growth Equity, Select Equity, Mid Cap Growth, Small Cap, International Growth Equity, International Select Equity and Technology Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather may allow a Fund to establish a rate of exchange for a future point in time.

      A Fund may enter into forward foreign currency exchange contracts in several circumstances. For example, when entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

      In addition, when an Investment Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

      In addition, Northern Trust may purchase or sell forward currency exchange contracts for the International Fixed Income Fund, International Growth Equity Fund and International Select Equity Fund (collectively, the "International Funds") and the High Yield Fixed Income Fund to seek to increase total return when Northern Trust anticipates that the foreign currency will appreciate or depreciate in value.

      Liquid assets equal to the amount of a Fund's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund's price to sell the currency or (ii) greater than the Fund's price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund's price to buy the currency or (ii) lower than the Fund's price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

      OPTIONS. Each Non-Money Market Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic securities indices, financial instruments, foreign currencies or (in the case of the International Fixed Income Fund and the High Yield Fixed Income Fund) the yield differential between two securities ("yield curve options"), and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

      A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security. Options on indices and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities.

      The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or
(ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference. The Funds will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.

      With respect to yield curve options, a call (or put) option is covered if the International Fixed Income Fund or High Yield Fixed Income Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these securities have not yet developed.

      A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

      When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

      There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      FUTURES CONTRACTS AND RELATED OPTIONS. The Funds (other than the Money Market Funds) may purchase and sell futures contracts and may purchase and sell call and put options on futures contracts. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

      REAL ESTATE INVESTMENT TRUSTS. The High Yield Fixed Income Fund, Income Equity Fund, Small Cap Index Fund and Small Cap Fund may invest in equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject the Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trusts. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, the Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses the Fund bears directly in connection with its own operations.

      SECURITIES LENDING. Collateral for loans of portfolio securities made by a Fund may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies or (except for the U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, U.S. Government Fund and Short-Intermediate U.S. Government Fund) irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

       INTEREST RATE SWAPS, FLOORS AND CAPS AND CURRENCY SWAPS. The U.S. Government, Short-Intermediate U.S. Government, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt, International Fixed Income, High Yield Municipal, High Yield Fixed Income and Income Equity Funds may enter into interest rate swaps for hedging purposes and not for speculation. The U.S. Government, Short-Intermediate U.S. Government, Fixed Income, International Fixed Income, High Yield Municipal and High Yield Fixed Income Funds may also purchase interest rate floors or caps for hedging purposes and not for speculation. A Fund will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The International Funds and the High Yield Fixed Income Fund may also enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

      A Fund will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis, i.e. the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and the Investment Advisers believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions.

      The net amount of the excess, if any, of the Funds' obligations over their entitlements with respect to each interest rate or currency swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess, will be segregated by the Funds.

      Except for the High Yield Fixed Income Fund (which is not subject to any minimum rating criteria), a Fund will not enter into a currency or interest rate swap or interest rate floor or cap transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.

      EQUITY SWAPS. Each Equity Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

      A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Funds and their Investment Advisers believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

      The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market.

      The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated A or better by a nationally recognized statistical rating organization. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

      The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Advisers are incorrect in their forecasts of market values, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

      CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

      In selecting convertible securities, the Investment Advisers will consider, among other factors: its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

      The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

      Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

      In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

      RISKS RELATED TO LOWER QUALITY SECURITIES. While any investment carries some risk, certain risks associated with lower quality securities are different from those for investment-grade securities. The risk of loss through default is greater because lower quality securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund's net asset value per share.

      There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the markets for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.

      The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

      If an issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as a Fund's net asset value. In general, both the prices and yields of lower quality securities will fluctuate.

      In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

      Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower quality convertible securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

      Current laws, such as those requiring federally-insured savings and loan associations to remove investments in lower quality securities from their portfolios, as well as other pending proposals, may have a material impact on the market for lower quality securities.

      The ratings assigned by a rating agency evaluate the safety of a lower quality security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower quality securities a Fund holds. Because of this, a Fund's performance may


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
depend more on its Investment Adviser's credit analysis than is the case of mutual funds investing in higher quality securities.

      INVESTMENT COMPANIES. With respect to the investments of the Funds in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, Northern Funds as a whole and their affiliated persons (as defined in the 1940
Act) or (b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

      An investment company whose securities are purchased by a Fund or Northern Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid. Notwithstanding the foregoing, a Fund may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of Northern Funds. If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

      YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which the Funds invest, are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of Standard & Poor's, Moody's, Duff, Fitch and Thomson BankWatch, Inc. represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

      CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. For the fiscal year ended March 31, 1998, the turnover rates with respect to the U.S. Government, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, California Tax-Exempt Fund, International Fixed Income, Income Equity, Stock Index, Growth Equity, Select Equity, Small Cap, International Growth Equity, International Select Equity and Technology Funds were 47.41%, 61.83%, 46.12%, 33.55%, 74.32%, 22.22%, 30.26%, 81.24%, 32.06%, 73.85%, 148.55%,
18.59%, 145.02%, 98.22% and 74.75%, respectively. The Short-Intermediate U.S. Government Fund, California Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, High Yield Fixed Income

Fund, Mid Cap Growth Fund and Small Cap Index Fund had not commenced operations during the fiscal year ended March 31, 1998.

      MISCELLANEOUS. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. The Funds will not engage in selling securities short. The Funds may, however, make short sales against the box although the Funds have no current intention to do so in the coming year. "Selling short against the box" involves selling a security that a Fund owns for delivery at a specified date in the future.

SPECIAL RISK FACTORS AND CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL INSTRUMENTS, FLORIDA MUNICIPAL INSTRUMENTS AND ARIZONA MUNICIPAL INSTRUMENTS

      Some of the risk factors relating to investments by the California, Florida Intermediate Tax-Exempt and Arizona Tax-Exempt Funds in California, Florida, and Arizona Municipal Instruments are summarized below. This summary does not purport to be a comprehensive description of all relevant factors. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. Rather, the information presented herein with respect to California Municipal Instruments was culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California available as of the date of this Statement of Additional Information and, with respect to the Florida Intermediate Tax-Exempt and Arizona Tax-Exempt Funds, the information is derived principally from official statements relating to issues of Florida and Arizona Municipal Instruments released prior to the date of this Additional Statement. Further, any estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

      CALIFORNIA MUNICIPAL INSTRUMENTS

ECONOMIC FACTORS

            FISCAL YEARS PRIOR TO 1996-97. By the close of the 1989-90 Fiscal Year, California's revenues had fallen below projections so that the State's budget reserve, the Special Fund for Economic Uncertainties (the "Special Fund"), was fully depleted by June 30, 1990. A recession which had begun in mid-1990, combined with higher health and welfare costs driven by the State's rapid population growth, adversely affected General Fund revenues and raised expenditures above initial budget appropriations.

            As a result of these factors and others, the State confronted a period of budget imbalance. Beginning with the 1990-91 Fiscal Year and for several years thereafter, the budget required multi-billion dollar actions to bring projected revenues and expenditures into balance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in the Special Fund -- approaching $2.8 billion at its peak on June 30, 1993.

            By the 1993-94 Fiscal Year, the accumulated deficit was too large to be prudently retired in one year and a two-year program was implemented. This program used revenue anticipation warrants to carry a portion of the deficit over to the end of the fiscal year.

            The 1994-95 Budget Act projected General Fund revenues and transfers of $41.9 billion. Expenditures were projected to be $40.9 billion -- an increase of $1.6 billion over the prior year. As a result of the improving economy, however, the fiscal year ultimately produced revenues and transfers of $42.7 billion which more than offset expenditures of $42.0 billion and thereby reduced the accumulated budget deficit.

            With strengthening revenues and reduced caseload growth driven by an improving economy, the State entered the 1995-96 Fiscal Year budget negotiations with the smallest nominal "budget gap" to be closed in many years. The 1995-96 Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year, and expenditures were budgeted at $43.4 billion. In addition, the Department of Finance projected that after repaying the last of the carryover budget deficit, there would be a positive balance of $28 million in the budget reserve as of June 30, 1996.

            1996-97 FISCAL YEAR.

            The 1996-97 Governor's Budget, released January 10, 1996, projected General Fund revenues and transfers of $45.6 billion, a 1.3% increase over 1995-96. The Governor's budget proposed two major initiatives, a 15% personal and corporate income tax cuts and a revision of the trial court funding program, which would have the effect of reducing General Fund revenues. The Governor's Budget proposed General Fund expenditures of $45.2 billion. The Governor's Budget also proposed Special Fund revenues equal to expenditures, at a level of $13.3 billion.

            The May Revision of the Governor's Budget, released on May 21, 1996 ("The May Revision"), updated revenue estimates for the 1996-97 Fiscal Year, reflecting stronger economic activity in the State and thus greater revenue growth. The revised estimate was for $47.1 billion of revenues, still assuming the Governor's tax cut would be enacted, and $46.5 billion of expenditures.

            1996-97 Budget Act

            The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both General Fund and Special Fund). With the signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriated a budget reserve in the Special Fund of $305 million, as of June 30, 1997.

            Revenues - The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased in over three years), approved a 5% cut in bank and corporation taxes, to be effective for income years commencing on January 1, 1997.

            Expenditures - The Budget Act contained General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures. Special Fund expenditures were budgeted at $12.6 billion.

            The following were principal features of the 1996-97 Budget Act:

            1. Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (General Fund) and $1.65 billion above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second consecutive year, the full cost of living allowance (3.2 percent) was funded. Proposition 98 increases have brought K-12 expenditures to almost $4,900 per pupil (also called ADA, or Average Daily Attendance), an almost 15% increase over the level prevailing during the recession years. Out of this $1.6 billion total community colleges received an increase in funding of $157 million for 1996-97.


            Due to higher than projected revenues in 1995-96, an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the 1995-96 Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made to the 1991-92 and the 1994-95 Proposition 98 guarantees, most of which was allocated to each school site.

            2. The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings. See "Federal Welfare Reform."

            3. A 5.2 percent increase in funding for the University of California ($130 million General Fund) and the California State University system ($101 million General Fund), with no increases in student fees.

            4. The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund. (For purposes of cash flow projections, the Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year.)

            5. General Fund support for the Department of Corrections was increased by about 7 percent over the prior year, reflecting estimates of increased prison population.

            6. With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.

            The Budget Act did not contain any tax increases. As noted, there was a reduction in bank and corporate taxes. In addition, the Legislature approved another one-year suspension of the Renters Tax Credit, saving $520 million in expenditures.

            1997-98 FISCAL YEAR

            On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Governor's Budget"). The Governor's Proposed Budget projected General Fund revenues and transfers in 1997-98 of $50.7 billion, a 4.6% increase from revised 1996-97 figures. The Governor proposed expenditures of $50.3 billion, a 3.9% increase from 1996-97. The Governor's Budget projected a balance in the SFEU of $553 million on June 30, 1998. The Governor's Budget also anticipated about $3 billion of external borrowing for cash flow purposes during the year, with no requirement for cross-fiscal year borrowing.

            At the time of the Department of Finance May Revision, released on May 14, 1997, the Department of Finance increased its revenue estimate for the upcoming fiscal year by $1.3 billion, in response to the continued strong growth in the State's economy. Budget negotiations continued into the summer, with major issues to be resolved including final agreement on State welfare reform, an increase in State employee salaries and consideration of the tax cut proposed by the Governor.

            In May, 1997, action was taken by the California Supreme Court in an ongoing lawsuit, PERS v. Wilson, below, which made final a judgment against the State requiring an immediate payment from the General Fund to the Public Employees Retirement Fund ("PERF") to make up certain deferrals in annual retirement fund contributions which had been legislated in earlier years for budget savings, and which the courts found to be unconstitutional. On July 30, 1997, following a direction from the Governor, the Controller transferred $1.235 billion from the General Fund to the PERF in satisfaction of the judgment, representing the principal amount of the improperly deferred payments from 1995-96 and 1996-97. In late 1997, the plaintiffs filed a claim with the State Board of Control for payment of interest under the Court rulings in an amount of $308 million. The Department of Finance has recommended approval of this claim. If approved by the Board of Control, the claim would become part of an annual claims bill in the 1998-99 Budget.

      FISCAL YEAR 1997-98 BUDGET ACT

            Following the transfer of funds to the PERF, final agreement was reached within a few weeks on the welfare package and remainder of the budget. The Legislature passed the Budget Bill on August 11, 1997, along with numerous related bills to implement its provisions. Agreement was not finally reached at that time on one aspect of the budget plan, concerning the Governor's proposal for a comprehensive educational testing program.

            On August 18, 1997, the Governor signed the Budget Act, but vetoed about $214 million of specific spending items, primarily in health and welfare and education areas from both the General Fund and Special Funds. Approximately $200 million of this amount was restored in subsequent legislation passed before the end of the Legislative Session.

            The Budget Act anticipated General Fund revenues and transfers of $52.8 billion (a 6.8 percent increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0 percent increase from the 1996-97 levels). The Budget Act also included Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14 billion), and $2.1 billion of expenditures from various Bond Funds. Subsequent to the Budget Act enactment, the State undertook its normal cash flow borrowing program by issuing $3 billion of Notes which mature June 30, 1998.

            Among the major initiatives and features of the Governor's Budget are the following:

            1. A proposed 10% cut in the Bank and Corporation Tax rate, to be phased in over two years.

            2. Proposition 98 funding for K-14 schools was increased again, as a result of stronger revenues. Per-pupil funding for K-12 schools would reach $5,010, compared to $4,220 as recently as the 1993-94 Fiscal Year. Part of the new funding was proposed to be dedicated to the completion of the program to reduce class size to 20 pupils in lower elementary grades, and to expand the program by one grade, so that it would cover K-3rd grade.

            3. The Budget Act reflected the $1.228 billion pension case judgment payment, and brings funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts.

            4. Continuing the third year of a four-year "compact" which the Administration had made with higher education units, funding from the General Fund for the University of California and the California State University system was increased by approximately 6 percent ($121 million and $107 million, respectively). There was no increase in student fees.

            5. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels, adjusted for caseload changes.

            6. Health and welfare costs were contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs program.

            7. Unlike prior years, this Budget Act did not depend on uncertain federal budget actions. About $300 million in general funds, already included in the federal FY 1997 and 1998 budgets, were included in the Budget Act, to offset incarceration costs for illegal aliens.

            8. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million. The Legislature has not made any decision on conformity of State tax laws to the recent federal tax reduction bill; a comprehensive review of this subject is expected to take place next year.

            At the end of the Legislative Session on September 13, 1997, the Legislature passed and the Governor later signed several bills encompassing a coordinated package of fiscal reforms, mostly to take effect after the 1997-98 Fiscal Year. Included in the package are a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility. The Department of Finance estimates that the major impact of these fiscal reforms will occur in Fiscal Year 1998-99 and subsequent years.

            The Department of Finance released updated estimates for the 1997-98 Fiscal Year on January 9, 1998 as part of the Governor's 1998-99 Fiscal Year Budget Proposal. Total revenues and transfers are projected at $52.9 billion, up approximately $360 million from the Budget Act projection. Expenditures for the fiscal year are expected to rise approximately $200 million above the original Budget Act, to $53 billion. The balance in the budget reserve, the SFEU, is projected to be $329 million at June 30, 1998, compared to $461 million at June 30, 1997.

PROPOSED 1998-99 FISCAL YEAR BUDGET

            On January 9, 1998, the Governor released his Budget Proposal for the 1998-99 Fiscal Year (the "Governor's Budget"). The Governor's Budget projects total General Fund revenues and transfers of $55.4 billion, a $2.5 billion increase (4.7 percent) over revised 1997-98 revenues. The revenue increase takes into account reduced revenues of approximately $600 million from the 1997 tax cut package, but also assume approximately $500 million additional revenues primarily associated with capital gains realizations. The Governor's Budget notes, however, that capital gains activity and the resultant revenues derived from it are very hard to predict.

            Total General Fund expenditures for 1998-99 are recommended at $55.4 billion, an increase of $2.4 billion (4.5 percent) above the revised 1997-98 level. The Governor's Budget includes funds to pay the interest claim relating to the court decision on pension fund payments PERS v. Wilson (See "1997-98 Fiscal Year" above). The Governor's Budget projects that the State will carry out its normal intra-year cash flow external borrowing in 1998-99, in an estimated amount of $3 billion. The Governor's Budget projects that the budget reserve, the SFEU, will be $296 million at June 30, 1999, slightly lower than the projected level at June 30, 1998 PERS liability.

            The Governor's Budget projects Special Fund revenues of $14.7 billion, and Special Fund expenditures of $15.2 billion, in the 1998-99 Fiscal Year. A total of $3.2 billion of bond fund expenditures are also proposed.

            THE ORANGE COUNTY BANKRUPTCY. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the

Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities -- substantially all of which are public agencies within the county -- had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.

            In April, 1996, the County emerged from bankruptcy after closing on a $900 million recovery bond transaction. At that time, the County and its financial advisors stated that the County had emerged from the bankruptcy without any structural fiscal problems and assured that the County would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the County portfolio, repayment remains contingent on the outcome of litigation which is pending against investment firms and other finance professionals. Thus, it is impossible to determine the ultimate impact of the bankruptcy and its aftermath on these various agencies and their claims.

      In May 1996, a taxpayer action was filed against the City of San Diego ("San Diego") and the San Diego Convention Center Expansion Authority (the "Authority") challenging the validity of a lease revenue financing involving a lease (the "San Diego Lease") having features similar to the leases commonly used in California lease-based financings such as certificates of participation (the "Rider Case"). The Rider Case plaintiffs alleged that voter approval is required for the San Diego Lease (a) since the lease constituted indebtedness prohibited by Article XVI, Section 18 of the California Constitution without a two-thirds vote of the electorate, and (b) since San Diego was prohibited under its charter from issuing bonds without a two-thirds vote of the electorate, and the power of the Authority, a joint powers' authority, one of the members of which is San Diego, to issue bonds is no greater than the power of San Diego. In response to San Diego's motion for summary judgment, the trial court rejected the plaintiffs' arguments and ruled that the San Diego Lease was constitutionally valid and that the Authority's related lease revenue bonds did not require voter approval. The plaintiffs appealed the matter to the Court of Appeals for the Fourth District, which affirmed the validity of the plaintiffs appealed the matter to the Court of Appeals for the Fourth District, which affirmed the validity of the San Diego Lease and of the lease revenue bond financing arrangements. The plaintiffs then filed a petition for review with the California State Supreme Court, and, on April 2, 1997, the Court granted the plaintiff's petition for review. A decision from the Supreme Court is expected within the 1998 term.

CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS.

            Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

            REVENUE DISTRIBUTION. Certain California Municipal Instruments may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.


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            HEALTH CARE LEGISLATION. Certain California Municipal Instruments
may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Instruments.

            The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

            Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

            California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

            These California Municipal Instruments may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Municipal Instruments, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and


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assumptions found the reserve fund substantially underfunded. In September of
1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

            MORTGAGES AND DEEDS. Certain California Municipal Instruments may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

            Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

            In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.


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            Certain California Municipal Instruments may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

            Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

            PROPOSITION 13. Certain California Municipal Instruments may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added
Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

            Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

            Legislation enacted by the California Legislature to implement
Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

            PROPOSITION 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual


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"appropriations limit" and are not allowed to spend certain moneys called
"appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities.
Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

            PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

            Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

            During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.


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            PROPOSITION 111. On June 30, 1989, the California Legislature
enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

            PROPOSITION 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

            1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

            2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

            3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

            4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

            5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

            6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

            7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and


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            8. Permits these provisions to be amended exclusively by the voters of the State of California.

            In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal.App. 3d 623, 215 Cal.Rptr. 511 (Cal.Ct.App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal.App.3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

            In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal.4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal.4th
344e, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

            Senate Bill 1590 (O'Connell), introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and it is currently pending in the California State Assembly. It is not clear whether the Bill, if enacted, would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

            PROPOSITION 218. On November 5, 1996,the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

            Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition,


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extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

            Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

            The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

            Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

            Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or


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increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

            PROPOSITION 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

      FLORIDA MUNICIPAL INSTRUMENTS

            The financial condition of the State of Florida may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the control of the State. Adverse developments affecting the State's financing activities, its agencies or its political subdivisions could adversely affect the State's financial condition.

            The State's revenues increased from $29,115,034,000 during the 1993-94 fiscal year ended June 30, 1994 to $31,178,025,000 during the fiscal year ended June 30, 1995. The State's expenses increased from $27,878,146,000 during the 1993-94 fiscal year ended June 30, 1994 to $30,775,597,000 during the 1994-95 fiscal year ended June 30, 1995. The Florida Comptroller also projected non-agricultural jobs to gross 3.2% and 3.0% in fiscal years 1995-96 and 1996-97, respectively.

            The Constitution of the State of Florida limits the right of the State and its local governments to tax. The Constitution requires the State to have a balanced budget and to raise revenues to defray its operating expenses. The State may not borrow for the purpose of maintaining ordinary operating expenses, but may generally borrow for capital improvements.

            There are a number of methods by which the State of Florida may incur debt. The State may issue bonds backed by the State's full faith and credit to finance or refinance certain capital projects authorized by its voters. The State also may issue certain bonds backed by the State's full faith and credit to finance or refinance pollution control, solid waste disposal and water facilities for local governments; county roads; school districts and capital public education projects without voter authorization. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State's authorities, agencies and instrumentalities. Payments of debt service on State bonds backed by the State's full faith and credit and State-guaranteed bonds and notes are legally enforceable obligations of the State. Revenue bonds to finance or refinance certain capital projects also may be issued by the State of Florida without voter authorization. However, revenue bonds are payable solely from funds derived directly from sources other than state tax revenues.

            The State of Florida currently imposes, among other taxes, an ad valorem tax on intangible property and a corporate income tax. The Florida Constitution prohibits the levying of a personal income tax. Certain other taxes the State of Florida imposes include: an estate or


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inheritance tax which is limited by the State's Constitution to an amount not in excess of the amount allowed to be credited upon or deducted from federal estate taxes or the estate taxes of another state; and a 6% sales tax on most goods and certain services with an option for counties to impose up to an additional 1% sales tax on such goods and services.

            The Constitution reserves the right to charge an ad valorem tax on real estate and tangible personal property to Florida's local governments. All other forms of taxation are preempted to the State of Florida except as may be provided by general law. Motor vehicles, boats, airplanes, trailers, trailer coaches and mobile homes, as defined by law, may be subject to a license tax for their operation, but may not be subject to an ad valorem tax.

            Under the Constitution, ad valorem taxes may not be levied in excess of the following millage upon the assessed value of real estate and tangible personal property: for all county purposes, ten mills; for all municipal purposes, ten mills; for all school purposes, ten mills; for water management purposes for the northwest portion of the State, .05 mills; for water management purposes for the remaining portion of the State, one mill; and for all other special districts a millage authorized by law and approved by referendum. When authorized by referendum, the above millage caps may be exceeded for up to two years. Counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue bonds to finance or refinance capital projects payable from ad valorem taxes in excess of the above millage cap when approved by referendum. It should be noted that several municipalities and counties have charters that further limit either ad valorem taxes or the millage that may be assessed.

            The Florida legislature has passed a number of mandates which limit or place requirements on local governments without providing the local governments with compensating changes in their fiscal resources. The Florida legislature enacted a comprehensive growth management act which forces local governments to establish and implement comprehensive planning programs to guide and control future development. This legislation prohibits public or private development that does not conform with the locality's comprehensive plan. Local governments may face greater requirements for services and capital expenditures than they had previously experienced if their locality experiences increased growth or development. The burden for funding these potential services and capital expenditures which has been left to the local governments may be quite large.

            The State of Florida enacted an amendment to the Florida Constitution ("Amendment 10") which limits ad valorem taxes on homestead real property, effective as of January 1994. Beginning in 1995, Amendment 10 limits the assessed value of homestead real property for ad valorem tax purposes to the lower of (A) three percent (3%) of the assessed value for the prior year; or (B) the percentage change in the Consumer Price Index for the preceding calendar year. In addition, no such assessed value shall exceed "just value" and such just value shall be reassessed (notwithstanding the 3% cap) as of January 1 of the year following a change of ownership of the assessed real property.

      The payment on most Florida Municipal Instruments held by the Florida Intermediate Tax-Exempt Fund will depend upon the issuer's ability to meet its obligations. If the State or any of its


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political subdivisions were to suffer serious financial difficulties jeopardizing their ability to pay their obligations, the marketability of obligations issued by the State or localities within the State, and the value of the Florida Intermediate Tax-Exempt Fund's portfolio, could be adversely affected.

      ARIZONA MUNICIPAL INSTRUMENTS

      Under its constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special proceeds of an excise tax, or assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases which are subject to annual appropriation at the option of the local government.

      There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in the State without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

      There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.

      Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. In recent years, the State's fiscal situation has improved, even while tax reduction measures have been enacted each year since 1992. In 1992, Arizona voters passed a measure that requires a two-thirds vote of the legislature to increase state taxes. Accordingly, it will be more difficult to reverse tax reductions, which may adversely affect state fund balances and fiscal conditions.

      Arizona state government general fund revenue growth for fiscal years 1996, 1997 and 1998 is forecast to increase 4.1%, 3.7% and 3.2%, respectively, although growth would be projected at 10.9%, 4.8% and 7.6%, respectively, for the three years but for legislative changes, principally income and property tax reduction measures as described below. The 5.5% increase in sales and use tax revenue adjusted for reductions resulting from legislative changes, reflects continued strong economic growth in the state. With revenue growth outpacing increased expenditures, the state general fund is projected to end fiscal year 1997 with a total general fund balance of approximately $431 million. The amount of this balance is approximately 8.9% of total general fund revenue for fiscal year 1997. Included in the total balance is a general fund ending balance of approximately $190 million, and a budget stabilization ("rainy day") fund balance of approximately $241 million.

      The fiscal year 1997 budget adopted by the legislature assumed that the total general fund balance carried forward from fiscal year 1996 would be drawn down by approximately $157 million during the course of fiscal year 1997. Based on this assumption and state projections, the total general fund balance at the end of fiscal year 1997 will be lower than for fiscal year 1996.

      Additionally, the 1995 legislature enacted a $200 million income tax reduction package, the 1996 legislature enacted a $200 million property tax reduction package, and the 1997 legislature enacted a $110 million income tax reduction package. There may be additional legislative action during 1998 in the area of tax and school reform, and the 1998 general election ballot may include one or more questions related to these issues and the state's tax structure generally. The outcomes of any legislative actions or ballot questions may adversely affect state fund balances and fiscal conditions.

      Arizona has a diversified economic base which is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism, and the military. Agriculture, which was at one time a major sector, now plays a much smaller role in the State's economy. For several decades, the population of the State has grown at a substantially higher rate than the population of the United States. While the State's economy flourished during the early 80's, a substantial amount of overbuilding occurred, adversely affecting Arizona-based financial institutions, many of which were placed under the control of the Resolution Trust Corporation. The spillover effects produced further weakening in the State's economy. The Arizona economy has begun to grow again, albeit at a slower pace than experienced before the real estate collapse. The Northern American Free Trade Agreement is generally viewed as beneficial to the State. However, further proposed reductions in Federal military expenditures may adversely affect the Arizona economy.

      OTHER INFORMATION ON CALIFORNIA, FLORIDA AND ARIZONA MUNICIPAL INSTRUMENTS

      Northern Trust believes that it is likely that sufficient California, Florida and Arizona Municipal Instruments and certain specified federal obligations should be available to satisfy the respective investment objectives, policies and limitations of the California, Florida Intermediate Tax-Exempt and the Arizona Tax-Exempt Funds and, with respect to the California Funds, to enable those Funds to invest at least 50% of their respective assets in California Municipal Instruments. If Northern Funds' Board of Trustees, after consultation with Northern Trust, should for any reason determine that it is impracticable to satisfy a Fund's investment objective, policies and limitations because of the unavailability of suitable investments, the Board would re-evaluate the particular Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

INVESTMENT RESTRICTIONS

      The Funds are subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares.

No Fund may:

                  (1) Make loans, except (a) through the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

                  (2) Mortgage, pledge or hypothecate any assets (other than pursuant to reverse repurchase agreements) except to secure permitted borrowings.

                  (3) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

                  (4) Purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs or leases, except that each Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, and (other than the Money Market Funds) may enter into futures contracts and related options and forward currency exchange contracts in accordance with its investment objective and policies.

                  (5) Invest in companies for the purpose of exercising control.

                  (6) Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

                  (7) Write puts, calls or combinations thereof, except for transactions in options on securities, financial instruments, currencies and indices of securities; futures contracts; options on futures contracts; forward currency exchange contracts; short sales against the box; interest rate and currency swaps; and pair-off transactions. (This restriction does not apply to the Short-Intermediate U.S. Government Fund, California Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund, Small Cap Index Fund, High Yield Municipal Fund and High Yield Fixed Income Fund. In addition, this restriction does not apply to any type of option, futures contract, forward contract, short sale, swap or pair-off transaction unless it involves a put, call or combination thereof written by a Fund.)

                  (8) Purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund, except that up to 25% of the value of its total assets may be invested without regard to this 10% limitation; provided that this restriction does not apply to the International Fixed Income Fund, the Florida Intermediate Tax-Exempt Fund, the California Intermediate Tax-Exempt Fund, the Arizona Tax-Exempt Fund or the California Tax-Exempt Fund. (Investments by the Short-Intermediate U.S. Government Fund, California Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund, Small Cap Index Fund, Mid Cap Growth Fund, High Yield Municipal Fund and High Yield Fixed Income Fund in the securities of other investment companies are not subject to this investment restriction.)

      In addition, as summarized in the Prospectus, no Fund may:

                  (9) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if, except for the Technology Fund, such purchase would cause 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that with respect to each Money Market Fund there is no limitation, and each Money Market Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations (other than commercial paper) issued or guaranteed by U.S. banks (including foreign branches of U.S. banks) and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. The Technology Fund may not, except during temporary defensive periods, purchase the securities of any issuer, if, as a result of such purchase, less than 25% of the assets of the Technology Fund would be invested in the securities of issuers principally engaged in technology business activities. (Investments by the Short-Intermediate U.S. Government Fund, California Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund, Small Cap Index Fund, Mid Cap Growth Fund, High Yield Municipal Fund and High Yield Fixed Income Fund in the securities of other investment companies are not subject to this investment restriction.)

                  (10) Borrow money (other than pursuant to reverse repurchase agreements), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of a Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's total assets. The exceptions in
      (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of a Fund by enabling Northern Funds to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible.

      If due to market fluctuations or other reasons the total assets of a Fund fall below 300% of its borrowings, Northern Funds will reduce the borrowings of such Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, the Funds may not enter into reverse repurchase agreements exceeding in the aggregate one-third of their respective total assets.

                  (11) Purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of such Fund's total assets would be invested in such issuer, except that: (a) up to 50% of the value of the California Municipal Money Market Fund's total assets (so long as no more than 25% of the value of its total assets are invested in the securities of any one issuer) and up to 25% of the value of the total assets of each of the other Funds may be invested in any securities without regard to this 5% limitation; and (b) with respect to each Fund, such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities. (This restriction does not apply to the International Fixed Income Fund, the Florida Intermediate Tax-Exempt Fund, the California Intermediate Tax-Exempt Fund, the Arizona Tax-Exempt Fund and the California Tax-Exempt Fund.) (Investments by the Short-Intermediate U.S. Government Fund, California Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund, Small Cap Index Fund, High Yield Municipal Fund and High Yield Fixed Income Fund in the securities of other investment companies are not subject to this investment restriction.)

      In addition, as a matter of fundamental policy, the Funds will not issue senior securities except as stated in the Prospectus or this Additional Statement.

      As a non-fundamental investment restriction, the International Fixed Income, Florida Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds may not, at the end of any tax quarter, hold more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of each Fund may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities).

      Except as otherwise provided in Investment Restriction (9), for the purpose of such restriction in determining industry classification with respect to the Funds other than the International Funds and the Technology Fund, Northern Funds intends to use the industry classification titles in the Standard Industrial Classification Manual. With respect to the International Funds, Northern Funds intends to use the Morgan Stanley Capital International industry classification titles. With respect to the Technology Fund, Northern Funds intends to consider an issuer to be principally engaged in technology business activities if such issuer is listed in the Morgan Stanley Index, the H&Q Index, the SoundView Technology Index, the technology grouping of the S&P 500 Index or any other comparable index. The freedom of action reserved in Investment Restriction (9) above with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks, and such freedom with respect to foreign branches of U.S. banks is subject to the requirement that the domestic parent be unconditionally liable in the event that a foreign branch fails to pay on its instruments for any reason. Securities held in escrow or separate accounts in connection with the Funds' investment practices described in this Additional Statement and in the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing Investment Restrictions.

      A security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund's total assets.

      As stated in the Prospectus under "Additional Investment Information, Risks and Considerations -- Investment Restrictions," the Money Market, U.S. Government Money Market, U.S. Government Select Money Market, Municipal Money Market and California Municipal Money Market Funds intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Portfolio's total assets at the time of purchase, except that (a) 25% of the total assets of the California Municipal Money Market Fund may be invested in fewer than five issuers; and 25% of the value of the total assets of the other Money Market Funds may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: Immediately after the acquisition of the security, a Money Market Fund may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Fund, subject to certain conditions, may invest up to 25% of its total assets in securities issued or subject to Guarantees of the same persons. This percentage is 100% if the Guarantee is issued by the U.S. Government or an agency thereof. In addition, as mentioned in the Prospectus, the Municipal Money Market and California Municipal Money Market Funds will limit their investments in certain conduit securities that are not in the highest rating category as prescribed by SEC regulations ("Second Tier Securities") to 5% of their total assets, with investments in any one such issuer being limited to no more than 1% of a Fund's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are Municipal Instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Money Market, U.S. Government and U.S. Government Select Money Market Funds will limit their investments in all Second Tier Securities (that are not subject to Guarantees) in accordance with the foregoing percentage limitations.

      In addition to the foregoing, each Money Market Fund is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features and puts whereunder a Fund has the right to sell the securities to third parties.

      Each Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction (10)) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction (10), the Fund involved will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

      Although the foregoing Investment Restrictions would permit the Money Market Funds to acquire options, enter into forward currency contracts and engage in short sales and interest rate and currency swaps, they are not currently permitted to engage in these transactions under SEC regulations. In addition, the U.S. Government Select Money Market Fund does not intend to purchase any bank or corporate obligation during the current fiscal year.


                          ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

      Information pertaining to the Trustees and officers of Northern Funds is set forth below.

            Mr. Silas S. Cathcart,*,** Chairman of the Board and President, Age 72, 222 Wisconsin Avenue, Lake Forest, Illinois 60045. Chairman of Kidder Peabody Inc. from May 1987 until his retirement in December 1989. Director/Trustee of General Electric Co., Baxter International, Inc. (worldwide development, distribution and manufacture of health care products, systems and services), The Quaker Oats Co., Montgomery Ward, American Academics, Inc., and Allegiance Corporation (healthcare products, systems and services). Retired Director and Trustee of Illinois Tool Works, Inc., and Bradley Trust, respectively.

            Mr. James W. Cozad, Trustee, Age 71, 1205 Central Road, Glenview, Illinois 60025. Vice Chairman of Amoco Corporation from September 1983 to December 1989 and Chairman and CEO of Whitman Corporation (holding company for Pepsi-Cola General Bottlers, Inc.), Midas International Corporation (automotive services) and Hussmann Corporation (refrigeration systems and equipment) from January 1990 until his retirement in May 1992. Retired Director of Whitman Corporation, Eli Lilly and Company (life science products), Inland Steel Company, Inland Steel Industries, Inc., Sears, Roebuck & Company and GATX Corporation (transportation, distribution and warehousing).

            Mr. Wesley M. Dixon, Jr.,* Trustee, Age 70, 400 Skokie Blvd., Suite 300, Northbrook, Illinois 60062. Director of Earl Kinship Capital Corporation since 1985. Vice Chairman and Director of G.D. Searle & Co. (manufacture and sale of food products and pharmaceuticals) from 1977 to 1983 and President of G.D. Searle & Co. prior thereto.

            Mr. William J. Dolan, Jr., Trustee, Age 66, 1534 Basswood Circle, Glenview, Illinois 60025. Partner of Arthur Andersen & Co. S.C. (accounting firm) from 1966 until his retirement in December 1989. Financial Consultant, Ernst & Young from 1992 to 1993, Director of Household Bank, Federal Savings Bank.

            Mr. Raymond E. George, Jr.,** Trustee, Age 68, 703 Prospect Avenue, Winnetka, Illinois 60093. Senior Vice President and Senior Fiduciary Officer of The Northern Trust Company from 1988 until his retirement in October 1993.

            Mr. Michael E. Murphy,** Trustee, Age 61, Suite 2222, 20 South Clark Street, Chicago, Illinois, 60603. President of Sara Lee Foundation since November 1997. Vice Chairman and Chief Administrative Officer of Sara Lee Corporation (consumer products) from November 1994 to October 1997. Vice Chairman and Chief Financial and Administrative Officer of Sara Lee Corporation from July 1993 to November 1994. Executive Vice President and Chief Financial and Administrative Officer of Sara Lee Corporation from June 1979 to June 1993. Director of Payless Shoe Source, Inc., True North Communications, Inc., American General Corporation, GATX Corporation, and Bassett Furniture Industries, Inc.

            Mary Jacobs Skinner, Esquire,** Trustee, Age 41, One First National Plaza, Chicago, Illinois 60603. Partner in the law firm of Sidley & Austin.

            Miriam M. Allison, Vice President and Treasurer, Age 51, 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202. President and Director of Sunstone Financial Group, Inc. since 1990, President and Member of Sunstone Investor Services, LLC and Sunstone Distribution Services, LLC since August 1996 and October 1996 respectively, and Vice President of Firstar Trust Company prior thereto.

            Mary M. Tenwinkel, Vice President, Age 50, 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202. Vice President of Sunstone Financial Group, Inc. since August of 1993 and Senior Vice President since January, 1996, Vice President of Sunstone Distribution Services, LLC from October 1996 to July 1998, and First Vice President and head of Personal Services Group at Firstar Trust Company prior thereto.

            Anita M. Zagrodnik, Assistant Treasurer, Age 38, 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202. Vice President of Sunstone Investor Services, LLC since January

----------
*     Messrs. Cathcart and Dixon are first cousins.

** Messrs. Cathcart, George and Murphy, and Ms. Skinner are considered to be "interested persons" of Northern Funds as defined in the 1940 Act.

1997. Vice President, Accounting and Tax Services of Sunstone Financial Group, Inc. since 1994. Client Services Manager of Sunstone Financial Group, Inc. from 1990 to 1994.

            Jeffrey A. Dalke, Secretary, Age 48, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107. Partner in the law firm of Drinker Biddle & Reath LLP.

      Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust, Sunstone and their respective affiliates. Northern Funds has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Ms. Allison holds similar positions with one or more investment companies that are distributed by Sunstone. As a result of the responsibilities assumed by Northern Trust under its Advisory Agreement, Transfer Agency Agreement and Custodian Agreement and by Sunstone under its Administration Agreement and Distribution Agreement, Northern Funds itself requires no employees.

      Each Trustee, except the Chairman, earns an annual fee of $25,000 and an additional fee of $1,250 for each meeting attended, plus reimbursement of expenses incurred as a Trustee. The Chairman of the Board earns an annual fee of $30,000 and an additional fee of $1,250 for each meeting attended, plus reimbursement of expenses incurred as a Trustee. Northern Funds' officers do not receive fees from Northern Funds for services in such capacities, although Sunstone, of which Mmes. Allison, Tenwinkel and Zagrodnik are also officers, receives fees from Northern Funds for administrative services. Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives legal fees as counsel to Northern Funds.

         For the fiscal year ended March 31, 1998, the Trustees received the following compensation:

--------------------------------------------------------------------------------------------
                                                               Pension or
                                                               Retirement          Total
                                          Aggregate         Benefits Accrued    Compensation
                                      Compensation from     as Part of Trust   from the Trust
  Name of Trustee                          the Trust             Expense           Complex*
--------------------------------------------------------------------------------------------
Silas S. Cathcart                           $27,500                None            $27,500
--------------------------------------------------------------------------------------------
James W. Cozad                              $22,500                None            $22,500
--------------------------------------------------------------------------------------------
Wesley M. Dixon, Jr.                        $20,000                None            $20,000
--------------------------------------------------------------------------------------------
William J. Dolan, Jr.                       $22,500                None            $22,500
--------------------------------------------------------------------------------------------
Raymond E. George, Jr.                      $22,500                None            $22,500
--------------------------------------------------------------------------------------------
Michael E. Murphy(1)                         $7,500                None             $7,500
--------------------------------------------------------------------------------------------
Mary Jacobs Skinner(2)                          N/A                 N/A                N/A
--------------------------------------------------------------------------------------------

* This column presents the same information as the first column because none of the Trustees served on a board of another mutual fund related to the Trust.

(1) Mr. Murphy was appointed to the Board of Trustees on February 18, 1998.

(2) Ms. Skinner was appointed to the Board of Trustees on September 18, 1998.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

         Northern Trust is a wholly-owned subsidiary of The Northern Trust Corporation, a Chicago-based multi-bank holding company with subsidiaries in Colorado, Illinois, Florida, Michigan, New York, Arizona, Georgia, California and Texas. Northern Trust has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. One of the nation's leading providers of trust and investment management services, Northern Trust first entered the mutual fund business in 1983 by offering money market funds to institutional clients. As part of its investment advisory services, Northern Trust offers extensive research services to its clients. As of the date of this Additional Statement, nearly 300 financial institutions nationwide purchase Northern Trust's economic advisory services. As of September 30, 1998, Northern Trust Corporation and its subsidiaries had approximately $28.1 billion in assets and $17.0 billion in deposits. Northern Trust is one of the strongest banking organizations in the United States and its clients include public and private retirement funds, endowments, foundations, trusts, corporations and individuals. Northern Funds complements the banking and personal trust services available through Northern Trust by allowing Northern Trust's banking and trust clients to consolidate the management of their finances and thereby move one step closer to one-stop financial shopping. Northern Funds utilizes a state-of-the-art investor services center. Also, trained investment representatives are available at Northern Trust's offices to assist investors in allocating their investments. Northern Trust believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. Northern Trust manages the Funds through a team of professionals, led by portfolio managers who follow a disciplined process to develop investment strategies. The purpose of this approach is to promote consistent management. The portfolio managers draw upon the resources of Northern Trust's research department with specialists in economic analysis, investment strategy, credit quality and tax law, and which supplies information on interest rates, GNP growth, corporate profits and other factors. NTQA, also a wholly-owned subsidiary of Northern Trust Corporation, serves as investment adviser principally to defined benefit and defined contribution plans and manages over 60 equity and bond commingled and common trust funds. As of September 30, 1998, the Investment Advisers and their affiliates administered approximately $1.13 trillion in assets, including $220.7 billion for which the Investment Advisers had investment management responsibility, for clients including public and private retirement funds, endowments, foundations, trusts, corporations, other investment companies and individuals.

         Subject to the general supervision of the Board of Trustees, Northern Trust makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds (other than the Stock Index, Small Cap Index and Small Cap Funds), and also provides certain ancillary services. NTQA provides similar services to the Stock Index, Small Cap Index and Small Cap Funds.

         Northern Funds' Investment Advisory and Ancillary Services Agreement with Northern Trust and NTQA (the "Advisory Agreement") has been approved by the Board of Trustees, including the "non-interested" Trustees, and the initial shareholder of Northern Funds. The Advisory Agreement provides that in executing portfolio transactions and in selecting brokers or dealers (a) with respect to common and preferred stocks, the Investment Advisers shall use their best judgment to obtain the best overall terms available, and (b) with respect to other securities, the Investment Advisers shall attempt to obtain best net price and execution. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

         In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Advisers or an affiliate of the Investment Advisers exercise investment discretion. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

         Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Advisers and does not reduce the advisory fees payable to the Investment Advisers by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         For the fiscal years or periods indicated, the amount of commissions paid by each Fund was as follows:

                                  ------------------------------------------------------------------------
                                     Fiscal Year Ended       Fiscal Year Ended       Fiscal Year Ended
                                      March 31, 1998           March 31, 1997         March 31, 1996(1)
----------------------------------------------------------------------------------------------------------
Income Equity Fund                                $91,382                 $67,369                 $39,293
----------------------------------------------------------------------------------------------------------
Stock Index Fund                                  $32,541                 $27,972                     N/A
----------------------------------------------------------------------------------------------------------
Growth Equity Fund                               $475,781                $364,847                $305,583
----------------------------------------------------------------------------------------------------------
Select Equity Fund                               $312,832                 $96,747                 $82,834
----------------------------------------------------------------------------------------------------------
Small Cap Fund                                   $324,908                $170,785                $303,800
----------------------------------------------------------------------------------------------------------
International Growth Equity Fund               $1,455,258              $2,043,586              $2,216,573
----------------------------------------------------------------------------------------------------------
International Select Equity Fund                 $610,796                $634,588              $1,189,658
----------------------------------------------------------------------------------------------------------
Technology Fund                                   $79,005                 $40,228                     N/A
----------------------------------------------------------------------------------------------------------

1. The Technology Fund commenced operations on April 1, 1996.

         No commissions were paid by the Funds to any "affiliated" persons (as defined in the 1940 Act) of the Funds. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         Northern Funds is required to identify any securities of its "regular brokers or dealers" or their parents which Northern Funds acquired during its most recent fiscal year.

         During the fiscal year ended March 31, 1998, the Money Market Fund acquired or sold securities of Banque Paribas, Bear Stearns & Co., Inc., Donaldson, Lufkin & Jenrette, General Electric Capital, Goldman, Sachs & Co. and Lehman Brothers. As of March 31, 1998 the Money Market Fund owned securities of Banque Paribas and Donaldson, Lufkin & Jenrette in the amounts of $60,494,000 and $250,000,000 respectively.

         During the fiscal year ended March 31, 1998, the U.S. Government Money Market Fund acquired or sold securities of HSBC Security and SBC Warburg. As of March 31, 1998, the U.S.

Government Money Market Fund owned securities of HSBC Security and SBC Warburg in the amounts of $100,000,000 and $71,125,000 respectively.

         During the fiscal year ended March 31, 1998, the U.S. Government Select Money Market Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1998, the Municipal Money Market Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1998, the California Municipal Money Market Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1998, the U.S. Government Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1998, the Intermediate Tax-Exempt Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1998; the Florida Intermediate Tax-Exempt Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1998, the Fixed Income Fund acquired or sold securities of Donaldson, Lufkin & Jenrette, its regular broker-dealer. As of March 31, 1998, the Fixed Income Fund owned securities of Donaldson, Lufkin & Jenrette in the amount of $166,000.

         During the fiscal year ended March 31, 1998, the Tax-Exempt Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1998, the International Fixed Income Fund acquired or sold securities of Banque Paribas, Deutsche Bank and Societe Generale Securities. As of March 31, 1998, the International Fixed Income Fund owned securities of Banque Paribas in the amount of $1,000.

         During the fiscal year ended March 31, 1998, the Income Equity Fund acquired or sold securities of Societe Generale Securities, its regular broker-dealer.

         During the fiscal year ended March 31, 1998, the Stock Index Fund acquired or sold securities of Banque Paribas, Toronto Dominion and West Deutsche Landesbank. As of March 31 1998, the Stock Index Fund owned securities of Banque Paribas in the amount of $4,376,000.

         During the fiscal year ended March 31, 1998, the Growth Equity Fund acquired or sold securities of Banque Paribas, Credit Agricole and Societe Generale Securities. As of March 31, 1998, the Growth Equity Fund owned securities of Banque Paribas in the amount of $4,729,000.

         During the fiscal year ended March 31, 1998, the Select Equity Fund acquired or sold securities of Banque Paribas and Societe Generale Securities. As of March 31, 1998, the Select Equity Fund owned securities of Banque Paribas in the amount of $644,000.

         During the fiscal year ended March 31, 1998, the Small Cap Fund acquired or sold securities of Banque Paribas and Societe Generale Securities. As of March 31, 1998, the Small Cap Fund owned securities of Banque Paribas in the amount of $6,115,000.

         During the fiscal year ended March 31, 1998, the International Growth Equity Fund acquired or sold securities of Banque Paribas, Deutsche Bank and Societe Generale Securities. As of March 31, 1998 the International Growth Equity Fund owned securities of Deutsche Bank and Societe Generale Securities in the amount of $3,010,000 and $3,202,000, respectively.

         During the fiscal year ended March 31, 1998, the International Select Equity Fund acquired or sold securities of Banque Paribas and Societe Generale. As of March 31, 1998, the International Select Equity Fund owned securities of Banque Paribas and Societe Generale Securities in the amount of $4,684,000 and $2,402,000, respectively.

         During the fiscal year ended March 31, 1998, the Technology Fund acquired or sold securities of Banque Paribas and Societe Generale Securities. As of March 31, 1998, the Technology Fund owned securities of Banque Paribas in the amount of $1,786,000.

         During the fiscal year ended March 31, 1998 the Mid Cap Growth Fund, Small Cap Index Fund, Short-Intermediate U.S. Government Fund, California Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund and High Yield Fixed Income Fund had not yet commenced operations.

         During the fiscal year ending March 31, 1998, Northern Funds directed brokerage transactions to brokers because of research services provided. The amount of such transactions and related commissions were as follows: for the Income Equity Fund, $49,163,298 in research commission transactions and $76,541 in research commissions; for the Stock Index Fund, $62,748,694 in research commission transactions and $32,228 in research commissions; for the Growth Equity Fund, $302,474,555 in research commission transactions and $393,830 in research commissions; for the Select Equity Fund, $191,006,224 in research commission transactions and $251,643 in research commissions; for the Small Cap Fund, $8,875,175 in research commission transactions and $16,309 in research commissions; for the International Growth Equity Fund, $229,881,000 in research commission transactions and $713,913 in research commissions; for the International Select Equity Fund, $110,614,844 in research commission transactions and $319,271 in research commissions; and for the Technology Fund, $49,775,366 in research commission transactions and $69,816 in research commissions.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Advisers believe such practice to be in the Funds' interests.

         Northern Trust's investment advisory duties for Northern Funds are carried out through its Trust Department. On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by it (including any other portfolio, investment company or account for which an Investment Adviser acts as adviser), the Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Fund with those to be sold or purchased for such other accounts in order to obtain the best overall terms available with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreement permits each Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser's opinion of the reliability and quality of broker or dealer.

         The Advisory Agreement provides that the Investment Advisers may render similar services to others so long as their services under such Agreement are not impaired thereby. The Advisory Agreement also provides that Northern Funds will indemnify the Investment Advisers against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

         From time to time, the Investment Advisers may voluntarily waive a portion or all of their fees otherwise payable to it with respect to the Funds.

         For the fiscal years or periods indicated, Northern Trust received advisory fees, after fee waivers, as follows:

                                        ------------------------------------------------------------------------------------
                                               Fiscal Year Ended March            Fiscal Year Ended        Fiscal Year Ended
                                                      31, 1998(1)                 March 31, 1997(2)          March 31, 1996
----------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                      $9,490,597                   $5,197,260                  $3,642,012
----------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market Fund                      $1,364,316                     $950,352                    $863,091
----------------------------------------------------------------------------------------------------------------------------
U.S. Government Select Money Market Fund                 $673,956                     $297,792                    $844,168
----------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund                            $6,064,365                   $4,796,468                  $3,667,465
----------------------------------------------------------------------------------------------------------------------------
California Municipal Money Market Fund                   $719,108                     $494,616                    $379,811
----------------------------------------------------------------------------------------------------------------------------
U.S. Government Fund                                   $1,527,868                   $1,199,667                    $974,550
----------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt Fund                           $1,973,661                   $1,741,679                  $1,603,749
----------------------------------------------------------------------------------------------------------------------------

                                        ------------------------------------------------------------------------------------
                                               Fiscal Year Ended March            Fiscal Year Ended        Fiscal Year Ended
                                                      31, 1998(1)                 March 31, 1997(2)          March 31, 1996
----------------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt Fund                     $125,977                         $  0                         N/A
----------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                      $1,105,332                     $779,240                    $626,406
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Fund                                        $1,035,810                     $874,423                    $818,528
----------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt Fund                                $88,551                          N/A                         N/A
----------------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund                          $129,287                     $111,384                    $101,335
----------------------------------------------------------------------------------------------------------------------------
Income Equity Fund                                       $818,335                     $519,235                    $353,591
----------------------------------------------------------------------------------------------------------------------------
Stock Index Fund(3)                                      $226,431                         $  0                         N/A
----------------------------------------------------------------------------------------------------------------------------
Growth Equity Fund                                     $3,339,695                   $2,267,044                  $1,386,300
----------------------------------------------------------------------------------------------------------------------------
Select Equity Fund                                       $802,297                     $369,460                    $150,939
----------------------------------------------------------------------------------------------------------------------------
Small Cap Fund(3)                                      $2,460,252                   $1,468,705                    $991,788
----------------------------------------------------------------------------------------------------------------------------
International Growth Equity Fund                       $1,756,185                   $1,817,708                  $1,557,622
----------------------------------------------------------------------------------------------------------------------------
International Select Equity Fund                       $1,138,571                   $1,111,449                    $844,168
----------------------------------------------------------------------------------------------------------------------------
Technology Fund                                          $754,963                     $198,909                         N/A
----------------------------------------------------------------------------------------------------------------------------


1.       The California Tax-Exempt Fund commenced operations on April 8, 1997.

2. The Florida Intermediate Tax-Exempt Fund commenced operations on August 15, 1996; the Stock Index Fund commenced operations on October 7, 1996 and the Technology Fund commenced operations on April 1, 1996.

3. NTQA assumed investment advisory responsibilities for these Funds on April 1, 1998.

         For the fiscal years or periods indicated, Northern Trust voluntarily waived and reimbursed advisory fees for each of the Funds as follows:

                                              --------------------------------------------------------------------------
                                                      Fiscal Year Ended      Fiscal Year Ended         Fiscal Year Ended
                                                       March 31, 1998(1)      March 31, 1997(2)           March 31, 1996
------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                         $4,745,304              $2,622,157                $2,296,290
------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market Fund                           $682,159                $519,441                  $569,924
------------------------------------------------------------------------------------------------------------------------
U.S. Government Select Money Market Fund                    $632,972                $419,570                  $370,057
------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund                               $3,032,186              $2,417,444                $2,325,487
------------------------------------------------------------------------------------------------------------------------
California Municipal Money Market Fund                      $568,061                $497,282                  $471,687
------------------------------------------------------------------------------------------------------------------------
U.S. Government Fund                                             $ 0                 $31,267                   $37,209
------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt Fund                                $140,974                $153,096                  $142,338
------------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt Fund                         $26,197                 $53,960                       N/A
------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                                $ 0                 $36,750                   $39,601
------------------------------------------------------------------------------------------------------------------------

                                              --------------------------------------------------------------------------
                                                      Fiscal Year Ended      Fiscal Year Ended         Fiscal Year Ended
                                                       March 31, 1998(1)      March 31, 1997(2)           March 31, 1996
------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Fund                                              $73,985                 $99,421                   $92,578
------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt Fund                                   $53,795                     N/A                       N/A
------------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund                              $10,037                 $34,638                   $34,758
------------------------------------------------------------------------------------------------------------------------
Income Equity Fund                                          $144,411                $138,239                  $109,869
------------------------------------------------------------------------------------------------------------------------
Stock Index Fund(3)                                         $117,685                 $70,191                       N/A
------------------------------------------------------------------------------------------------------------------------
Growth Equity Fund                                          $589,353                $440,662                  $297,405
------------------------------------------------------------------------------------------------------------------------
Select Equity Fund                                          $330,356                $209,152                  $124,497
------------------------------------------------------------------------------------------------------------------------
Small Cap Fund(3)                                         $1,013,041                $639,770                  $474,217
------------------------------------------------------------------------------------------------------------------------
International Growth Equity Fund                            $351,234                $368,198                  $311,526
------------------------------------------------------------------------------------------------------------------------
International Select Equity Fund                            $227,712                $225,196                  $168,832
------------------------------------------------------------------------------------------------------------------------
Technology Fund                                             $150,991                 $89,958                       N/A
------------------------------------------------------------------------------------------------------------------------

1.       The California Tax-Exempt Fund commenced operations on April 8, 1997.

2. The Florida Intermediate Tax-Exempt Fund commenced operations on August 15, 1996; the Stock Index Fund commenced operations on October 7, 1996; and the Technology Fund commenced operations on April 1, 1996.

3. NTQA assumed investment advisory responsibilities for these Funds on April 1, 1998.

         Under its Transfer Agency Agreement with Northern Funds, Northern Trust has undertaken, among other things, to perform the following services: (1) answer shareholder inquiries and respond to requests for information regarding Northern Funds; (2) process purchase and redemption transactions; (3) establish and maintain shareholder accounts and subaccounts; (4) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (5) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to shareholders; (6) act as income disbursing agent; and (7) maintain appropriate records relating to its services. Northern Trust may appoint one or more sub-transfer agents in the performance of its services.

         As compensation for the services rendered by Northern Trust under the Transfer Agency Agreement and the assumption by Northern Trust of related expenses, Northern Trust is entitled to a fee from Northern Funds, payable monthly, at an annual rate of .10% of the average daily net asset value of each of the Funds.

         For the fiscal years or periods indicated, the amount of transfer agency fees incurred by each of the Funds was as follows:

                                    -------------------------------------------------------------------------------------
                                             Fiscal Year Ended March    Fiscal Year Ended March         Fiscal Year Ended
                                                  31, 1998(1)                  31, 1997(2)                 March 31, 1996
-------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                  $2,372,628                  $1,299,295                     $989,707
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market Fund                    $341,076                    $244,185                     $238,819
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Select Money                         $217,819                    $119,115                      $96,072
Market Fund
-------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund                        $1,516,077                  $1,199,098                     $998,815
-------------------------------------------------------------------------------------------------------------------------
California Municipal Money Market                    $214,526                    $164,871                     $141,916
Fund
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Fund                                 $203,714                    $164,123                     $134,900
-------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt Fund                         $281,949                    $251,858                     $232,809
-------------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt                       $20,290                      $6,302                          N/A
Fund
-------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                    $147,377                    $108,797                      $88,800
-------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Fund                                      $147,971                    $129,549                     $121,479
-------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt Fund                            $18,926                         N/A                          N/A
-------------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund                       $15,480                     $16,224                      $15,121
-------------------------------------------------------------------------------------------------------------------------
Income Equity Fund                                    $96,274                     $65,560                      $46,345
-------------------------------------------------------------------------------------------------------------------------
Stock Index Fund                                      $57,352                      $8,670                          N/A
-------------------------------------------------------------------------------------------------------------------------
Growth Equity Fund                                   $392,901                    $270,025                     $168,369
-------------------------------------------------------------------------------------------------------------------------
Select Equity Fund                                    $94,387                     $48,045                      $22,952
-------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                                       $289,438                    $175,244                     $122,166
-------------------------------------------------------------------------------------------------------------------------
International Growth Equity Fund                     $175,617                    $181,765                     $155,762
-------------------------------------------------------------------------------------------------------------------------
International Select Equity Fund                     $113,856                    $111,143                      $84,415
-------------------------------------------------------------------------------------------------------------------------
Technology Fund                                       $75,496                     $23,916                          N/A
-------------------------------------------------------------------------------------------------------------------------

1.       The California Tax-Exempt Fund commenced operations on April 8, 1997.

2. The Florida Intermediate Tax-Exempt Fund commenced operations on August 15, 1996; the Stock Index Fund commenced operations on October 7, 1996; and the Technology Fund commenced operations on April 1, 1996.

         Northern Trust maintains custody of the assets of the Funds (other than the International Funds) pursuant to the terms of its Custodian Agreement with Northern Funds. Northern Trust maintains custody of the assets of the International Funds pursuant to the terms of its Foreign Custody Agreement with Northern Funds. Under each of these agreements, Northern Trust (l) holds each Fund's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Fund,
(3) makes receipts and disbursements of funds on behalf of the Fund, (4) receives, delivers and releases securities on behalf of the Fund, (5) collects and receives all income, principal and other payments in respect of the Fund's investments held by Northern Trust under the agreement, and (6) maintains the accounting records of Northern Funds. Northern Trust may employ one or more subcustodians under the Custody Agreement, provided that Northern Trust shall, subject to certain monitoring responsibilities, have no more responsibility or liability to Northern Funds on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern Trust and that the responsibility or liability of the subcustodian to Northern Trust shall conform to the resolution of the Trustees of Northern Funds authorizing the appointment of the particular subcustodian. Northern Trust may also appoint an agent to carry out such of the provisions of the Custody Agreement as Northern Trust may from time to time direct. Under its Foreign Custody Agreement, Northern Trust has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the International Funds' foreign securities.

         As compensation for the services rendered to each Fund (other than the International Funds) under the Custodian Agreement, and the assumption by Northern Trust of certain related expenses, Northern Trust is entitled to payment from each of the Funds as follows: (a) a basic custodial fee of (i) $18,000 annually for each Fund, plus (ii) 1/100th of 1% annually of each Fund's average daily net assets to the extent they exceed $100 million, plus (b) a basic accounting fee of (i) $25,000 annually for each Fund, plus (ii) 1/100th of 1% annually of each Fund's average daily net assets to the extent they exceed $50 million, plus (c) a fixed dollar fee for each trade in portfolio securities, plus (d) a fixed dollar fee for each time that Northern Trust as Custodian receives or transmits funds via wire, plus (e) reimbursement of expenses incurred by Northern Trust as Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (c) and (d) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern Trust may permanently or temporarily waive all or any portion of any upward adjustment.

         As compensation for the services rendered to the International Funds under the Foreign Custody Agreement, and the assumption by Northern Trust of certain related expenses, Northern Trust is entitled to payment from each of those Funds as follows: (i) $35,000 annually for each Fund, plus (ii) 9/100th of 1% annually of each Fund's average daily net assets, plus (iii) reimbursement for fees incurred by Northern Trust as foreign Custodian for telephone, postage, courier fees, office supplies and duplicating. As compensation for basic accounting services rendered to the International Funds by Northern Trust, Northern Trust is entitled to receive $25,000 for the first $50 million of each of those Fund's average daily net assets and 1/100th of 1% of each Fund's average daily net assets in excess of $50 million.

         Northern's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Funds' daily uninvested cash balances (if any).

                                 [End of Page.]

        For the fiscal years or periods indicated, the amount of custody and fund accounting fees incurred by each of the Funds was as follows:

                                  ---------------------------------------------------------------------------
                                         Fiscal Year Ended        Fiscal Year Ended       Fiscal Year Ended
                                          March 31, 1998(1)        March 31, 1997(2)         March 31, 1996
-------------------------------------------------------------------------------------------------------------
Money Market Fund                             $540,182                $319,698                  $254,569
-------------------------------------------------------------------------------------------------------------
U.S. Government Money Market                  $114,701                 $90,285                   $90,960
Fund
-------------------------------------------------------------------------------------------------------------
U.S. Government Select Money                   $79,062                 $61,237                   $57,944
Market Fund
-------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund                   $358,220                $280,150                  $258,554
-------------------------------------------------------------------------------------------------------------
California Municipal Money                     $86,643                 $72,486                   $68,080
Market Fund
-------------------------------------------------------------------------------------------------------------
U.S. Government Fund                           $72,223                 $65,101                   $58,756
-------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt Fund                   $91,127                 $87,303                   $85,022
-------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt                $46,979                 $31,173                       N/A
Fund
-------------------------------------------------------------------------------------------------------------
Fixed Income Fund                              $64,094                 $57,834                   $54,631
-------------------------------------------------------------------------------------------------------------
Tax-Exempt Fund                                $64,384                 $60,461                   $59,343
-------------------------------------------------------------------------------------------------------------
California Tax-Exempt Fund                     $48,223                     N/A                       N/A
-------------------------------------------------------------------------------------------------------------
International Fixed Income Fund                $74,075                 $75,592                   $74,119
-------------------------------------------------------------------------------------------------------------
Income Equity Fund                             $56,325                 $54,136                   $51,559
-------------------------------------------------------------------------------------------------------------
Stock Index Fund                              $133,408                 $64,425                       N/A
-------------------------------------------------------------------------------------------------------------
Growth Equity Fund                            $115,833                 $92,102                   $75,707
-------------------------------------------------------------------------------------------------------------
Select Equity Fund                             $60,090                 $51,726                   $53,054
-------------------------------------------------------------------------------------------------------------
Small Cap Fund                                $136,631                 $88,231                   $93,498
-------------------------------------------------------------------------------------------------------------
International Growth Equity Fund              $228,550                $239,257                  $213,761
-------------------------------------------------------------------------------------------------------------
International Select Equity Fund              $167,301                $168,250                  $146,744
-------------------------------------------------------------------------------------------------------------
Technology Fund                                $55,245                 $63,987                       N/A
-------------------------------------------------------------------------------------------------------------

1.       The California Tax-Exempt Fund commenced operations on April 8, 1997.

2. The Florida Intermediate Tax-Exempt Fund commenced operations on August 15, 1996; the Stock Index Fund commenced operations on October 7, 1996; and the Technology Fund commenced operations on April 1, 1996.

         Unless sooner terminated, Northern Funds' Advisory Agreement, Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement will continue in effect with respect to a particular Fund until March 31, 1999, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (a) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (b) by the Trustees or by the vote of a majority of the outstanding shares of the Fund (as defined under "Description of Shares"). Each agreement is terminable at any time without penalty by Northern Funds (by specified Trustee or shareholder action) on 60 days' written notice to Northern Trust (or NTQA) and by Northern Trust (or NTQA) on 60 days' written notice to Northern Funds.

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Northern Trust and NTQA believe that they may perform the services contemplated by its agreements with Northern Funds without violation of such banking laws or regulations, which are applicable to them. It should be noted, however, that future changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Northern Trust and NTQA from continuing to perform such services for Northern Funds.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of Northern Trust or NTQA in connection with the provision of services on behalf of Northern Funds, Northern Funds might be required to alter materially or discontinue its arrangements with Northern Trust and NTQA and change its method of operations. It is not anticipated, however, that any change in Northern Funds' method of operations would affect the net asset value per share of any Fund or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, Northern Funds expects that Northern Trust and its affiliates would consider the possibility of offering to perform some or all of the services now provided by Sunstone. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Northern Trust and its affiliates might offer to provide services for consideration by the Trustees.

         Northern is active as an underwriter of municipal instruments. Under the 1940 Act, the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which Northern is serving as a principal underwriter. In the opinion of Northern, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives.

         In the Advisory Agreement, Northern Trust agrees that the name "Northern" may be used in connection with Northern Funds' business on a royalty-free basis. Northern Trust has reserved to itself the right to grant the non-exclusive right to use the name "Northern" to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, Northern Funds will cease using the name "Northern."

ADMINISTRATOR AND DISTRIBUTOR

         Under its Administration Agreement, Sunstone has agreed, subject to the direction and control of Northern Funds' Board of Trustees and utilizing information provided by Northern Funds and its agents, to (1) provide office space, facilities, equipment and personnel to carry out its services; (2) compile data for and prepare with respect to the Funds timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports on Form N-SAR; (3) prepare for execution by Northern Funds and file all federal income and excise tax returns and state income tax returns (and such other required tax filings as may be agreed to by the parties) other than those required to be made by Northern Funds' custodian and transfer agent; (4) prepare compliance filings relating to the registration of the securities of the Funds pursuant to state securities laws with the advice of Northern Funds' counsel;
(5) assist the Fund accountants with preparing the Annual and Semi-Annual Reports required pursuant to Section 30(d) under the 1940 Act; (6) assist to the extent requested by Northern Funds with the preparation of the Registration Statement for the Funds (on Form N-1A or any replacement therefor) and any amendments thereto, and proxy materials; (7) prepare and monitor each Fund's expense accruals and cause all appropriate expenses to be paid from Fund assets on proper authorization from the Fund; (8) assist in the acquisition of the Funds' fidelity bond required by the 1940 Act, monitor the amount of the bond and make the necessary SEC filings related thereto; (9) from time to time as Northern Funds may reasonably request or as Sunstone deems appropriate, check each Fund's compliance with the policies and limitations relating to portfolio investments as set forth in the Prospectus, Additional Statement and Declaration of Trust and monitor each Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (but this function shall not relieve the Fund's Investment Adviser of its day-to-day responsibility for such compliance); (10) maintain, and/or coordinate with the other service providers the maintenance of, the accounts, books and other documents required pursuant to Rule 31a-1(a) and (b) under the 1940 Act; and (11) generally assist in each Fund's administrative operations. In addition, Sunstone has agreed to monitor Northern Funds' arrangements with respect to services provided by Service Organizations. Under the Administration Agreement, Sunstone is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sunstone in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

         Unless sooner terminated the Administration Agreement will continue in effect with respect to a particular Fund until March 31, 1999, and thereafter for successive 12-month periods, provided that the agreement is approved annually (a) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined by the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under "Description of Shares"). Notwithstanding the foregoing, the Administration Agreement shall continue automatically for an indefinite period unless the Board of Trustees shall have provided Sunstone with at least 90 days' written notice of its determination not to renew the Agreement.

         For its administrative services, Sunstone is entitled to an administration fee, computed daily and payable monthly, at the annual rate of 0.15% of the Funds' average aggregate daily net assets. For the fiscal years or periods indicated, Sunstone received, after waivers, administrative fees as follows:

                                  --------------------------------------------------------------------------------------
                                            Fiscal Year Ended March    Fiscal Year Ended March     Fiscal Year Ended
                                                   31, 1998                  31, 1997(1)             March 31, 1996
------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                 $1,186,568                 $1,164,584                  $754,629
------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market                        $217,652                   $218,281                  $197,052
Fund
------------------------------------------------------------------------------------------------------------------------
U.S. Government Select Money                        $124,207                    $23,962                        $0
Market Fund
------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund                         $929,212                 $1,075,662                  $779,183
------------------------------------------------------------------------------------------------------------------------
California Municipal Money                          $131,467                    $81,496                   $64,242
Market Fund
------------------------------------------------------------------------------------------------------------------------
U.S. Government Fund                                $124,997                   $195,647                  $161,659
------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt Fund                        $178,379                   $301,417                  $284,325
------------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt                      $11,284                     $7,174                       N/A
Fund
------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                    $85,293                   $129,589                  $106,147
------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Fund                                      $92,041                   $154,841                  $151,378
------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt Fund                            $6,684                        N/A                       N/A
------------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund                      $10,534                    $19,435                   $18,998
------------------------------------------------------------------------------------------------------------------------
Income Equity Fund                                   $57,142                    $77,746                   $55,453
------------------------------------------------------------------------------------------------------------------------
Stock Index Fund                                     $30,318                     $9,252                       N/A
------------------------------------------------------------------------------------------------------------------------
Growth Equity Fund                                  $235,526                   $320,662                  $188,961
------------------------------------------------------------------------------------------------------------------------
Select Equity Fund                                   $53,548                    $56,368                   $24,949
------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                                      $157,708                   $208,264                  $136,098
------------------------------------------------------------------------------------------------------------------------
International Growth Equity Fund                    $115,012                   $219,176                  $188,090
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
International Select Equity Fund                     $74,312                   $133,479                  $103,687
------------------------------------------------------------------------------------------------------------------------
Technology Fund                                      $41,187                    $27,287                       N/A
------------------------------------------------------------------------------------------------------------------------

1.       The California Tax-Exempt Fund commenced operations on April 8, 1997.

2. The Florida Intermediate Tax-Exempt Fund commenced operations on August 15, 1996; the Stock Index Fund commenced operations on October 7, 1996; and the Technology Fund commenced operations on April 1, 1996.

         For the fiscal years or periods indicated, Sunstone waived administrative fees with respect to each Fund as follows:

                                        --------------------------------------------------------------------------------
                                                Fiscal Year Ended March    Fiscal Year Ended March     Fiscal Year Ended
                                                        31, 1998                 31, 1997(1)             March 31, 1996
------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                      $2,372,408                  $790,270                  $729,948
------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market Fund                        $293,967                  $149,167                  $161,180
------------------------------------------------------------------------------------------------------------------------
U.S. Government Select Money Market                      $202,525                  $155,378                  $143,942
Fund
------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund                            $1,344,926                  $727,816                  $719,057
------------------------------------------------------------------------------------------------------------------------
California Municipal Money Market Fund                   $244,331                  $166,479                  $148,632
------------------------------------------------------------------------------------------------------------------------
U.S. Government Fund                                     $180,577                   $51,170                   $40,693
------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt Fund                             $244,548                   $77,538                   $64,892
------------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt Fund                      $19,151                    $2,308                       N/A
------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                        $135,774                   $34,026                   $27,055
------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Fund                                          $129,918                   $39,928                   $30,843
------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt Fund                                $21,785                       N/A                       N/A
------------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund                           $12,687                    $4,953                    $3,684
------------------------------------------------------------------------------------------------------------------------
Income Equity Fund                                        $87,270                   $20,875                   $14,066
------------------------------------------------------------------------------------------------------------------------
Stock Index                                               $55,711                    $3,836                       N/A
------------------------------------------------------------------------------------------------------------------------
Growth Equity Fund                                       $353,831                   $85,494                   $63,595
------------------------------------------------------------------------------------------------------------------------
Select Equity Fund                                        $88,034                   $15,958                    $9,481
------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                                           $276,453                   $55,295                   $47,153
------------------------------------------------------------------------------------------------------------------------
International Growth Equity Fund                         $148,415                   $54,062                   $45,554
------------------------------------------------------------------------------------------------------------------------
International Select Equity Fund                          $96,473                   $33,602                   $22,936
------------------------------------------------------------------------------------------------------------------------
Technology Fund                                           $72,057                    $8,821                       N/A
------------------------------------------------------------------------------------------------------------------------


1.       The California Tax-Exempt Fund commenced operations on April 8, 1997.

2. The Florida Intermediate Tax-Exempt Fund commenced operations on August 15, 1996; the Stock Index Fund commenced operations on October 7, 1996; and the Technology Fund commenced operations on April 1, 1996.

         Northern Funds has also entered into a Distribution Agreement under which Sunstone Distribution Services, LLC, as agent, sells shares of each Fund on a continuous basis. Sunstone Distribution Services, LLC pays the cost of printing and distributing prospectuses to persons who are not shareholders of Northern Funds (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by Northern Funds to Sunstone Distribution Services, LLC for such distribution services. Effective January 1, 1999, Northern Funds Distributors, LLC will replace Sunstone Distribution Services, LLC as distributor of Northern Funds on the same terms and conditions. Both Sunstone Distribution Services, LLC and Northern Funds Distributors, LLC are affiliates of Sunstone. Miriam M. Allison, Vice President and Treasurer of Northern Funds has been President of Sunstone Distribution Services, LLC since October 1996 and will be President of Northern Funds Distributors, LLC.

         The Administration Agreement and the Distribution Agreement provide that Sunstone and Sunstone Distribution Services, LLC, respectively, may render similar services to others so long as their services under the respective Agreements are not impaired thereby. The Administration and Distribution Agreements provide that Northern Funds will indemnify Sunstone and Sunstone Distribution Services, LLC, respectively, against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of such Agreements) under certain circumstances.

SERVICE ORGANIZATIONS

         As stated in the Funds' Prospectus, the Funds may enter into agreements from time to time with Service Organizations providing for support and/or distribution services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Service Organizations up to .25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include:
(a) processing dividend and distribution payments from a Fund; (b) providing information periodically to customers showing their share positions; (c) arranging for bank wires; (d) responding to customer inquiries; (e) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (f) forwarding shareholder communications; (g) assisting in processing share purchase, exchange and redemption requests from customers; (h) assisting customers in changing dividend options, account designations and addresses; and (i) other similar services requested by the Funds. In addition, Service Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

         The Funds' arrangements with Service Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Trustees and (in the case of the Distribution and Service Plan) by the initial shareholder of Northern Funds. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees believes that there is a reasonable likelihood that their arrangements with Service Organizations will benefit each Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund involved. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Northern Funds will be committed to the discretion of such disinterested Trustees.

         For the fiscal period ended March 31, 1998, the Money Market Fund, U.S. Government Money Market Fund, Income Equity Fund, Growth Equity Fund, Select Equity Fund, Small Cap Fund, International Select Equity Fund and Technology Fund paid fees of $107, $40,296, $181, $145, $440, $368, $78 and $449, respectively, under the Service Plan. No other Funds paid fees under either
Plan.

COUNSEL AND AUDITORS

         Drinker Biddle & Reath LLP, with offices at 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serve as counsel to Northern Funds.

         Arthur Andersen LLP, independent accountants, 33 West Monroe Street, Chicago, Illinois 60603-5385 serve as auditors for Northern Funds. The financial statements dated March 31, 1998, incorporated by reference into this Additional Statement have been incorporated in reliance on the report of Arthur Andersen LLP given on the authority of said firm as experts in auditing and accounting.

IN-KIND PURCHASES

         Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

AUTOMATIC INVESTING PLAN

         The Automatic Investing Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

REDEMPTIONS AND EXCHANGES

         Exchange requests received on a Business Day prior to the time shares of the Funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a Business Day after the time shares of the Funds involved in the request are priced will be processed on the next Business Day in the manner described above.

         Northern Funds reserves the right to make payment for redemptions in readily marketable securities. If this occurred, a shareholder would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. Northern Funds also reserves the right to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $1,000 and the shareholder does not increase such balance to $1,000 or more upon 30 days' notice. Northern Funds will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $1,000 solely because of a decline in the net asset value of the Fund's shares or because the shareholder has made an initial investment in a lower amount in accordance with the Automatic Investment Plan. Northern Funds may also redeem shares involuntarily if the redemption is appropriate to carry out Northern Funds' responsibilities under the 1940 Act (see, e.g., "Amortized Cost Valuation").

         Northern Funds may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds' Prospectus from time to time.

                             PERFORMANCE INFORMATION

MONEY MARKET FUNDS

         From time to time Northern Funds may advertise quotations of "yields" and "effective yields" with respect to each Money Market Fund, and "tax-equivalent yields" with respect to shares of the Municipal Money Market Fund and the California Municipal Money Market Fund, computed in accordance with a standardized method based upon the seven-day period ended on the date of calculation. In arriving at quotations as to "yield," Northern Funds first determines the net change during the period in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period (such net change being inclusive of the value of any additional shares issued in connection with distributions of net investment income as well as net investment income accrued on both the original share and any such additional shares, but exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation), then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7. Based on the foregoing calculations, for the period ended March 31, 1998, the 7-day yields for the Money Market Funds, after fee waivers, were as follows: Money Market Fund, 5.16%; U.S. Government Money Market Fund, 5.15%; U.S. Government Select Money Market Fund, 5.07%; Municipal Money Market Fund, 3.22%; and California Municipal Money Market Fund, 3.14%. For the period ended March 31, 1998, the 7-day yields for the Money Market Funds, absent fee waivers, were as follows:
Money Market Fund, 5.11%; U.S. Government Money Market Fund, 5.03%; U.S. Government Select Money Market Fund, 4.95%; Municipal Money Market Fund, 3.17% and California Municipal Money Market Fund, 2.92%.

         The "effective yield" with respect to the shares of a Money Market Fund is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. Based on the foregoing calculations, for the period ended March 31, 1998, the 7-day effective yields for the Money Market Funds, after fee waivers, were as follows: Money Market Fund, 5.29%; U.S. Government Money Market Fund, 5.28%; U.S. Government Select Money Market Fund, 5.19%; Municipal Money Market Fund, 3.27%; and California Municipal Money Market Fund, 3.19%.

         "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate and then adding the product to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield if more than one stated income tax rate is used. For the period ended March 31, 1998, and using a federal income tax rate of 31%, the 7-day tax-equivalent yields, after fee waivers, were 4.67% and 4.55% for the Municipal Money Market and California Municipal Money Market Funds, respectively.

         A Money Market Fund may also quote, from time to time, total return information using the formula described in the following section.

NON-MONEY MARKET FUNDS

         A Non-Money Market Fund calculates its "average annual total return" by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                     ERV 1/n
                              T = [(---------)-1]
                                        P

         Where:   T =               average annual total return;

                           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                           P =     hypothetical initial payment of $1,000; and

                           n = period covered by the computation, expressed in years.

         Based on the foregoing calculations, the average annual total returns for the Non-Money Market Funds for the fiscal year ended March 31, 1998 and for the period from the respective dates they commenced operations to March 31, 1998, were as follows: U.S. Government Fund, 8.90% and 5.98%; Intermediate Tax-Exempt Fund, 6.95% and 5.36%; Florida Intermediate Tax-Exempt Fund, 8.51% and 6.84%; Fixed Income Fund, 11.90% and 7.89%; Tax-Exempt Fund, 10.39% and 7.04%; International Fixed Income Fund, 4.61% and 6.07%; Income Equity Fund, 31.00% and 16.53%; Stock Index Fund, 47.11% and 36.92%; Growth Equity Fund, 48.06% and 21.98%; Select Equity Fund, 49.71% and 23.94%; Small Cap Fund, 42.71% and 18.95%; International Growth Equity Fund, 21.34% and 7.11%; International Select Equity Fund, 23.74% and 7.01%; and Technology Fund, 52.62% and 35.79%. The Mid Cap Growth Fund, Short-Intermediate U.S. Government Fund, California Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund and Small Cap Index Fund had not commenced operations during these periods. The California Tax-Exempt Fund commenced operations on April 8, 1997. During these periods, Northern Trust and Sunstone waived a portion of their fees.

         A Non-Money Market Fund calculates its "aggregate total return" by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                         ERV
                  Aggregate Total Return =            [(-----) - 1]
                                                          P

         The calculations are made assuming that (a) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (b) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. Based on the foregoing calculations, the aggregate total return for the Non-Money Market Funds for the periods from the respective dates they commenced operations to March 31, 1998, were as follows: U.S. Government Fund, 26.16%; Intermediate Tax-Exempt Fund, 23.26%; Florida Intermediate Tax-Exempt Fund, 11.37%; Fixed Income Fund, 35.53%; Tax-Exempt Fund, 31.32%; California Tax-Exempt Fund, 11.86%; International Fixed Income Fund, 26.59%; Income Equity Fund, 84.46%; Stock Index Fund, 59.18%; Growth Equity Fund, 121.53%; Select Equity Fund, 135.42%; Small Cap Fund, 100.31%; International Growth Equity Fund, 31.65%; International Select Equity Fund, 31.08%; and the Technology Fund, 84.39%. The Mid Cap Growth Fund, Short-Intermediate U.S. Government Fund, California Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund and Small Cap Index Fund had not commenced operations during these periods. During these periods, Northern Trust and Sunstone waived a portion of their fees.

         A Non-Money Market Fund calculates its 30-day (or one month) standard yield in accordance with the method prescribed by the SEC for mutual funds:

                                        a - b
                           Yield = 2 [(------- +1)(6) - 1]
                                          cd

Where:            a =      dividends and interest earned during the period;

                           b =  expenses accrued for the period (net of
                                reimbursements);

                           c = average daily number of shares outstanding during the period entitled to receive dividends; and

                           d = net asset value per share on the last day of the
                               period.

         Based on the foregoing calculations, for the 30-day period ended March 31, 1998, the yields for the U.S. Government, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, California Tax-Exempt and International Fixed Income Funds, after fee waivers, were 5.22%, 3.21%, 3.71%, 5.25%, 3.98%, 3.59% and 3.60%, respectively. Also for the 30-day period ended March 31, 1998, the yields for the U.S. Government, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, California Tax-Exempt and International Fixed Income Funds, absent fee waivers, were 5.12%, 3.11%, 3.31%, 5.13%, 3.87%, 3.08% and 3.02%, respectively.

         A Non-Money Market Fund's "tax-equivalent" yield is computed by: (a) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the quotient to that portion, if any, of the Fund's yield that is not exempt from federal income tax. For the 30-day period ended March 31, 1998, and using a federal income tax rate of 31%, the 30-day tax-equivalent yields, after fee waivers, were 4.65%, 5.38%, 5.77% and 5.20% for the Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt and California Tax-Exempt Funds, respectively.

GENERAL INFORMATION

         The performance information set forth above includes the reinvestment of dividends and distributions. Certain performance information set forth above reflects fee waivers in effect; in the absence of fee waivers, these performance figures would be reduced. Any fees imposed by Northern Trust, NTQA or other Service Organizations on their customers in connection with investments in the Funds are not reflected in Northern Funds' calculations of performance for the Funds.

         Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

         From time to time, a Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

         The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Northern Trust and NTQA as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may include lists of representative clients of Northern Trust and NTQA. Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other Funds, products, and services.

         The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

         The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

         A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

         Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.


                            AMORTIZED COST VALUATION

         As stated in the Prospectus, each Money Market Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if the Fund sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Fund value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less
(more) investment income and ownership interest. However, Northern Funds expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

         Under Rule 2a-7, Northern Funds' Board of Trustees, in supervising the Funds' operations and delegating special responsibilities involving portfolio management to Northern Trust, has established procedures that are intended, taking into account current market conditions and the Funds' investment objectives, to stabilize the net asset value of each Money Market Fund, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference exceeds 1/2 of 1%, the Trustees' procedures provide that the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Fund, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Fund's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Fund.

         Rule 2a-7 requires that each Money Market Fund limit its investments to instruments which Northern Trust determines to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that each Money Market Fund maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Money Market Fund to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.


                                      TAXES

         The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

         The discussions of federal and state tax consequences in the Prospectus and this Additional Statement are based on the Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL - GENERAL INFORMATION

         Each Fund intends to qualify as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is generally exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

         In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

         Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that have been paid with respect to such shares.

         In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" from domestic corporations received by the Fund for the year. A dividend usually will be treated as a "qualifying dividend" if it has been received from a domestic corporation. A portion of the dividends paid by the Income Equity Fund, Stock Index Fund, Growth Equity Fund, Select Equity Fund, Mid Cap Growth, Small Cap Index Fund, Small Cap Fund and Technology Fund, may constitute "qualifying dividends." The other Funds, however, are not expected to pay qualifying dividends.

         If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income to the extent of such Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

FEDERAL - TAX-EXEMPT INFORMATION

         As described in the Prospectus, the Municipal Money Market, California Municipal Money Market, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt and High Yield Municipal Funds are designed to provide investors with federally tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt. In addition, the Funds may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         In order for the Municipal Money Market, California Municipal Money Market, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt or High Yield Municipal Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

         Interest on indebtedness incurred by a shareholder to purchase or carry shares of a tax exempt Fund generally is not deductible for federal income tax purposes to the extent attributable to exempt-interest-dividends. If a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Additional Statement.

         Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Funds.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

         Special rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement or on the income or gain qualifying under the Income Requirement.

         Generally, futures contracts, options on futures contracts and certain foreign currency contracts held by a Fund (collectively, the "Instruments") at the close of its taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales is treated as short-term capital gain or loss and 60% of such gain or loss is treated as long-term capital gain or loss without regard to the period the Fund holds the Instruments ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. Losses with respect to Instruments that are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund are subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to Instruments that are part of a "mixed straddle" and are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified Instruments from the rules of
Section 1256 of the Code including "the 40-60 rule" and the mark-to-market rule on gains and losses being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (a) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (b) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40-60 rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

         With respect to futures contracts and other financial instruments subject to the mark-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contact or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date.

         Certain foreign currency contracts entered into by a Fund may be subject to the mark-to-market process, but gain or loss will be treated as 100% ordinary income or loss. A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above:
(1) the contract must require delivery of, or settlement by reference to the value of, a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Additional Statement, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

         Some of the non-U.S. dollar denominated investments that certain Funds may make, such as foreign debt securities and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the marking-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

         Certain of the Funds may be subject to U.S. federal income tax on a portion of any "excess distribution" from or a gain from the disposition of shares of a passive foreign investment company.

         If a Fund invests in certain "passive foreign investment companies" ("PFICs"), it would be subject to federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such investments even if it distributes the income to its shareholders. If a Fund elects to treat the PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes certain financial information in the required form, the Fund instead would be required to include in income each year its allocable share of the ordinary earnings and net capital gains of the QEF, whether or not received, and such amounts would be subject to the various distribution requirements described above. In addition, a Fund could, as an alternative, elect to mark-to-market and recognize ordinary income each year with respect to any appreciation in a PFIC investment.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE CALIFORNIA FUNDS

         Assuming each of the California Funds qualifies as a regulated investment company, it will be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. Each of the California Funds may be taxed on its undistributed taxable income. If for any year one of the California Funds does not qualify as a regulated investment company, all of that Fund's taxable income (including interest income on California Municipal Instruments for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of (i) obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Municipal Instruments") and (ii) certain U.S. Government and U.S. possession obligations ("Federal Obligations"), then a regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). "Series" of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is defined as a series of stock of the company. Each of the California Funds intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If one of the California Funds fails to so qualify, no part of that Fund's dividends to shareholders will be exempt from the California state personal income tax. Each of the California Funds may reject purchase orders for shares if it appears desirable to avoid failing to so qualify.

         Within 60 days after the close of its taxable year, each of the California Funds will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of

California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Municipal Instruments and Federal Obligations over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

         In cases where shareholders are "substantial users" or "related persons" with respect to California Municipal Instruments held by one of the California Funds, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Federal - Tax-Exempt Information" above.

         To the extent any dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes. See "Federal - General Information" above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of one of the California Funds is not deductible for California state personal income tax purposes if that Fund distributes California exempt-interest dividends during the shareholder's taxable year.

         California may tax income derived from repurchase agreements involving federal obligations because such income represents a premium paid at the time the government obligations are repurchased rather than interest paid by the issuer of the obligations.

         The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of a Fund's dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in one of the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE FLORIDA INTERMEDIATE TAX-EXEMPT FUND

         The State of Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Florida Intermediate Tax-Exempt Fund will not be subject to any Florida income tax on distributions received from the Fund. However, Florida does currently impose an income tax on certain corporations. Consequently, distributions may be taxable to corporate shareholders.

         The State of Florida currently imposes an "intangibles tax" at the annual rate of 2 mills or 0.20% on certain securities and other intangible assets owned by Florida residents. With respect to the first mill, or first
 .10%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $20,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $40,000. With respect to the last 1 mill, or last .10%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $100,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $200,000. Notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government, its agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands) as well as cash are exempt from this intangibles tax. If on December 31 of any year the portfolio of the Florida Intermediate Tax-Exempt Fund consists solely of such exempt assets, then the Fund's shares will be exempt from the Florida intangibles tax payable in the following year.

         In order to take advantage of the exemption from the intangibles tax in any year, the Fund must sell any non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets including cash prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

         Outside the State of Florida, income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE ARIZONA TAX-EXEMPT FUND

         Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Exempt Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Tax-Exempt Fund which are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax to the extent the Arizona Tax-Exempt Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Exempt

Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

         There are no municipal income taxes in Arizona. Moreover, because shares of the Arizona Tax-Exempt Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Exempt Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Exempt Fund.


                              DESCRIPTION OF SHARES

         The Trust Agreement permits Northern Funds' Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in different investment portfolios. Northern Funds may hereafter create series in addition to Northern Funds' existing series, which represent interests in twenty-seven portfolios, each of which is discussed in this Additional Statement. Under the terms of the Trust Agreement, each share of each Fund has a par value of $.0001, represents a proportionate interest in the particular Fund with each other share of its class and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "Redeeming and Exchanging Shares" in the Prospectus. Pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. Northern Funds may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, Northern Funds reserves the right to adopt, by action of the Trustees, a policy pursuant to which it may, without shareholder approval, redeem upon not less than 30 days' notice all of a Fund's shares if such shares have an aggregate value below a designated amount and if the Trustees determine that it is not practical, efficient or advisable to continue the operation of such Fund and that any applicable requirements of the 1940 Act have been met. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below.

         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of Northern Funds. Expenses with respect to the portfolios of Northern Funds are normally allocated in proportion to the net asset value of the respective portfolios except where allocations of direct expenses can otherwise be fairly made.

         Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as Northern Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

         The term "majority of the outstanding shares" of either Northern Funds or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of Northern Funds or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio.

         As of September 4, 1998, Northern and its affiliates held of record substantially all of the outstanding shares of the Non-Money Market Funds as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60675, and its affiliate banks held as beneficial owner five percent or more of the outstanding shares of the Non-Money Market Funds because they possessed sole or shared voting or investment power with respect to such shares. As of September 4, 1998, the names and share ownership of the entities or individuals which held of record or beneficially more than 5% of the outstanding shares of any Fund were as follows: Money Market Fund: Northern Trust Bank - Miami on behalf of its customers, 19.23%, Short Term Investment Fund, 25.31%, Northern Trust Bank - M&I Sweep Account, 6.37%; U.S. Government Money Market Fund: Sahara Enterprises, Inc. Fixed Income Portfolio, 9.43%, Northern Trust Bank - M&I Sweep Account, 10.97%; Municipal Money Market Fund: Northern Trust Bank - Miami on behalf of its customers, 27.08%; U.S. Government Select Money Market Fund:
Mousetrap Limited Partnership, 7.97% and Northern Trust Bank - Miami on behalf of its customers, 19.73%; Florida Intermediate Tax-Exempt Fund: Abraham General Partnership, 8.10%, Richard Coren, 5.26% and Donaldson, Lufkin & Jenrette, 5.87%; California Municipal Money Market Fund: Northern Trust Bank - M&I Sweep Account, 10.63%; Stock Index Fund: Donaldson, Lufkin & Jenrette, 6.08%; Select Equity Fund: Donaldson, Lufkin & Jenrette, 10.59%; International Select Equity
Fund: James L. Knight, 6.38%. The address of all of the above persons is c/o The Northern Trust Bank, 50 S. LaSalle Street, Chicago, Illinois 60675.

         As a general matter, Northern Funds does not hold annual or other meetings of shareholders. This is because the Trust Agreement provides for shareholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees. In addition, the Trustees have adopted a by-law (changeable without shareholder approval) that provides that a Trustee will cease to serve as a Trustee effective as of the last calendar day in the semi-annual fiscal period of Northern Funds in which the earlier of the following events occurs: (a) the date such Trustee attains the age of seventy-three years; and (b) the twelfth anniversary of the date of such Trustee's written acceptance to serve as a Trustee.

         Under Massachusetts law, there is a possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Trust Agreement contains an express disclaimer of shareholder (as well as Trustee and officer) liability for acts or obligations of Northern Funds and requires that notice of such disclaimer be given in each contract, undertaking or instrument entered into or executed by Northern Funds or the Trustees. The Trust Agreement provides for indemnification out of Trust property of any shareholder charged or held personally liable for the obligations or liabilities of Northern Funds solely by reason of being or having been a shareholder of Northern Funds and not because of such shareholder's acts or omissions or for some other reason. The Trust Agreement also provides that Northern Funds shall, upon proper and timely request, assume the defense of any charge made against any shareholder as such for any obligation or liability of Northern Funds and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Northern Funds itself would be unable to meet its obligations.

         The Trust Agreement provides that each Trustee of Northern Funds will be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee ("disabling conduct"), and for nothing else, and will not be liable for errors of judgment or mistakes of fact or law. The Trust Agreement provides further that Northern Funds will indemnify Trustees and officers of Northern Funds against liabilities and expenses incurred in connection with litigation and other proceedings in which they may be involved (or with which they may be threatened) by reason of their positions with Northern Funds, except that no Trustee or officer will be indemnified against any liability to Northern Funds or its shareholders to which he would otherwise be subject by reason of disabling conduct.

         The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

                              FINANCIAL STATEMENTS

         The audited financial statements and related report of the Trust's independent auditors, contained in the annual report to shareholders for the fiscal year ended March 31, 1998 (the "Annual Report") are hereby incorporated herein by reference. No other part of the Annual Report is incorporated by reference herein. Copies of the Annual Report may be obtained, without charge, from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60690-9069 or by calling 1-800-595-9111.


                                OTHER INFORMATION

         The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by Northern Funds' Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.


                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.



CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

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MUNICIPAL NOTE RATINGS

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is presently strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

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                                   APPENDIX B


                  As stated in the Prospectus, the Funds (other than the Money Market Funds) may enter into certain futures transactions. Such transactions are described in this Appendix.


I.       Interest Rate Futures Contracts

                  Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within three business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, by using futures contracts.

                  Interest rate future contracts can also be used by a Fund for non-hedging (speculative) purposes to increase total return.

                  Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a

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gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.      Index Futures Contracts

                  General. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market indexes, such as Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. To the extent consistent with its investment objective, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

                  A Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in

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
connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

                  Index futures contracts may also be used by a Fund for non-hedging (speculative) purposes to increase total return.

III.     Futures Contracts on Foreign Currencies


                  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.      Margin Payments

                  Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, Northern Trust or NTQA may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.       Risks of Transactions in Futures Contracts

                  There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of

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
the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Advisers. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Advisers. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

                  When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures

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
only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by a Fund is also subject to the Investment Advisers' ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.      Options on Futures Contracts

                  A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of

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securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.     Other Matters

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                      B-6